                          [FORM OF SERVICING AGREEMENT]

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                                   (Principal)


                                       and


                              NORWEST MORTGAGE, INC.


                                   (Servicer)


                               SERVICING AGREEMENT

                            Dated as of       , 199

     This Servicing Agreement, made as of this ___st day of _______, 1996 (the "Agreement"), between Norwest Mortgage, Inc., a California corporation (the "Servicer") and Norwest Bank Minnesota, National Association, a national banking association, (the "Principal"), recites and provides as follows:

                            RECITALS

     WHEREAS, the Servicer is engaged in the business of servicing residential mortgage loans, and the Principal, on behalf of the owners of the related Mortgage Loans, desires to retain the Servicer, and the Servicer desires to be retained, to service the Mortgage Loans identified on Schedule I hereto subject to and in accordance with the terms of this Agreement; and

     WHEREAS, the Master Servicer acting pursuant to a Supervision Agreement will supervise, monitor and oversee the performance of the Servicer under this Agreement; and

     WHEREAS, the Principal may, at its sole discretion, assign an undivided interest in its rights hereunder with respect to certain Mortgage Loans to the respective Owner of such Mortgage Loans;

     NOW THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Servicer and the Principal agree as follows:


                            ARTICLE 1

                           DEFINITIONS

          ACH:   Automated Clearing House.

          ADJUSTED TANGIBLE NET WORTH: As of the date of determination thereof, the sum of: (i) Servicer's Tangible Net Worth; plus (ii) one percent (1%) of the amount of Servicer's servicing portfolio, as determined by the Master Servicer in the Master Servicer's reasonable discretion.

          ADVANCE: Any payment made with respect to a Mortgage Loan or the related Mortgaged Property by the Servicer from its own funds made in the nature of an advance pursuant to the provisions of this Agreement.

          AFFILIATE:   Any person or entity controlling, controlled by or under
common control with a specified entity. The term "control" means the power to direct the management and policies of a person or entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "controlling" and "controlled" shall have meanings correlative to the foregoing.

          AMOUNTS HELD FOR FUTURE DISTRIBUTION: As to any Remittance Date, amounts on account of (i) all prepayments of principal received in the month of such Remittance Date and all related payments of interest on such principal prepayments (other than Prepayments in Full or Curtailments received by the Servicer prior to the related Determination Date), Liquidation Proceeds received in the month of such Remittance Date (other than Partial Liquidation Proceeds received by the Servicer prior to the related Determination Date), and amounts received from the Servicer or a Representing Party in the month of such Remittance Date as the Purchase Price for any repurchased Mortgage Loan and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

          APPRAISAL REPORT:   A report setting forth the fair market value of a
Mortgaged Property as determined by an appraiser who, at the time the appraisal was conducted, met the minimum qualifications of FNMA and FHLMC for appraisers of conventional residential mortgage loans.

          ARM LOAN:   An "adjustable rate" Mortgage Loan, the Mortgage Interest
Rate of which is subject to periodic adjustment in accordance with the terms of the related Mortgage Note.

          ASSIGNMENT:   The document which transfers all the rights of the
secured party pursuant to a Security Instrument to a transferee for valid consideration.

          ASSUMPTION:   The process whereby, on sale or transfer of a legal or
beneficial interest in a Mortgaged Property, the new owner of such Mortgaged Property becomes legally obligated under the terms of the related existing Security Instrument, Mortgage Note and any addenda and riders to such Security Instrument or Mortgage Note. Subsequent to the Assumption, the new owner of the property shall be deemed to be the Borrower under the related Mortgage Loan Documents.

          BALLOON AMOUNT: The remaining principal balance to be paid at maturity of a Balloon Loan by the related Borrower pursuant to the terms of the related Mortgage Note.

          BALLOON LOAN: A Mortgage Loan which amortizes its principal payments over a period which is longer than the stated maturity of such Mortgage Loan pursuant to the terms of the related Mortgage Note so as to require the payment of the Balloon Amount at maturity in order to retire the Mortgage Loan.

          BANKRUPTCY CODE:  The Bankruptcy Code of 1978, as amended.

          BIF:   The Bank Insurance Fund.

          BORROWER:   The individual obligated to repay a Mortgage Loan.  (The
Borrower may be the beneficiary or beneficiaries of an Illinois land trust when the Mortgaged Property is located in Illinois.)

          BUSINESS DAY: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Maryland, State of Minnesota or State of Iowa or (iii) a day on which banking institutions in the City of New York, or the State of Maryland, State of Minnesota or State of Iowa are authorized or obligated by law or executive order to be closed.

          BUYDOWN AGREEMENT:   An agreement governing the application of Buydown
Funds with respect to a Mortgage Loan.

          BUYDOWN FUNDS:   Money advanced by a builder, seller or other
interested party to reduce a Borrower's Monthly Payment during the initial years of a Mortgage Loan.

          CERTIFICATE:   A mortgage backed security issued by an Owner of the
related Mortgage Loans which is secured, in whole or in part, by such Mortgage Loans.

          CODE: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

          CONDOMINIUM PROJECT:   Real estate including the separate ownership in
fee, or on a satisfactory leasehold estate, of a particular residential unit with an indivisible interest in the real estate designated for common ownership strictly by unit owners.

          CONDOMINIUM UNIT:   A Single Family Property within a Condominium
Project.

          CONVERTED MORTGAGE LOAN:   An ARM Loan with respect to which the
Borrower has complied with the applicable requirements of the related Mortgage Note to convert the related Mortgage Interest Rate to a fixed rate of interest, and the Servicer has processed such conversion.

          CO-OP SHARES: Shares issued by private non-profit housing corporations.

          CURRENT VALUE:   The appraised value of the related Mortgaged Property
from an Appraisal Report conducted within six (6) months of the use of such value under this Agreement.

          CURTAILMENT: A partial prepayment by the Borrower of principal on a Mortgage Loan that otherwise is current, which prepayment is not accompanied by an amount representing the full amount of scheduled interest due on the related Mortgage Loan.

          CUSTODIAL BUYDOWN ACCOUNT:   An account maintained by the Servicer
specifically to hold all Buydown Funds to be applied to individual Mortgage
Loans.

          CUSTODIAL PRINCIPAL AND INTEREST (P&I) ACCOUNT:   An account
maintained by the Servicer, specifically for the collection of principal and interest, Insurance Proceeds, Liquidation Proceeds and other amounts received with respect to Mortgage Loans.

          CUSTODIAL SUBSIDY ACCOUNT:   An account maintained by the Servicer
specifically to hold all Subsidy Funds to be applied to individual Mortgage
Loans.

          CUSTODIAL TAXES AND INSURANCE (T&I) ACCOUNT:   An account maintained
by the Servicer, specifically for the payment of real estate tax assessments and insurance premiums in respect of Mortgaged Property related to Mortgage Loans.

          CUSTODIAN:   [_____________________], which shall hold all or part of
the Owner Mortgage Loan File with respect to a Mortgage Loan on behalf of the Master Servicer as agent for the Owner of such Mortgage Loan.

          CUT-OFF DATE:   With respect to any Mortgage Loan, the date set forth
on Schedule I, or on Schedule II as to a subsequent Owner, after which any payments of principal or interest that become due, whether received before, on or after such date are to be deposited to the Custodial P&I Account for the benefit of the Owner of the related Mortgage Loan.

          DEBT SERVICE REDUCTION:   With respect to any Mortgage Loan, a
reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

          DEFICIENT VALUATION:   With respect to any Mortgage Loan the related
Mortgaged Property of which is involved in a bankruptcy proceeding, the reduction by the bankruptcy court of the Unpaid Principal Balance of the Mortgage Note.

          DELINQUENCY/DELINQUENT:   A Delinquency with respect to a Mortgage
Loan occurs, or a Mortgage Loan is Delinquent when all or part of a Borrower's Monthly Payment or, where applicable, an Escrow Item is paid after the applicable Due Date. For reporting purposes, a Delinquency that remains uncured for 30 days or more, but less than 60 days, is considered a 30-day Delinquency. A Delinquency that has been uncured for more than 60 days, but less than 90 days, is considered a 60-day Delinquency. A Delinquency that has been uncured for 90 days or more is considered a 90-day Delinquency. The foregoing shall be determined based on an assumption of a year comprised of twelve 30-day months.

          DETERMINATION DATE: The 17th day of the month in which the related Remittance Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

          DIRECTLY OPERATE:   With respect to any REO, the direct or indirect
furnishing or rendering of services to the tenants thereof, management or operation of such REO, the holding of such REO primarily for sale to customers, performance of any construction work thereon or any use of such REO in a trade or business, in each case other than with the approval of the Master Servicer; provided, however, that the Servicer shall not be considered to Directly Operate an REO solely because it establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO.

          DUE DATE:   With respect to a Mortgage Loan, the day of each month on
which a Monthly Payment and, where applicable, an Escrow Funds payment is due as stated in the related Mortgage Note. The Due Date for all Mortgage Loans will be the first day of each month.

          DUE-ON-SALE CLAUSE:   The clause in a Security Instrument requiring
the payment of the Unpaid Principal Balance of the related Mortgage Loan upon the sale of, or the transfer of an interest in, the related Mortgaged Property.

          DUFF & PHELPS: Duff & Phelps Credit Rating Co. or its successor-in-interest.

          ELIGIBLE ACCOUNT:   One or more accounts (i) that are maintained with
a depository institution whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of which holding company structure) at the time of deposit therein are rated in one of the two highest rating categories by each of Moody's, S&P, Fitch and Duff & Phelps (if so rated by such entity), (ii) the deposits in which are fully insured by the FDIC through either BIF or SAIF,
(iii) the deposits in which are insured by the FDIC through either BIF or SAIF (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Master Servicer which is satisfactory to the Master Servicer, the Owners of the related Mortgage Loans, and where there are beneficial owners as to any such Owners, on behalf of any such beneficial owners, has a claim with respect to the funds in such accounts or a perfected first priority security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) maintained as a trust account or accounts with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to the Master Servicer.

          ELIGIBLE CUSTODIAL P&I ACCOUNT:   As defined in Section 6.1.2.

          ELIGIBLE INVESTMENTS:   Any one or more of the following obligations
or securities:

                    (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America, FNMA, FHLMC or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; PROVIDED, HOWEVER, that any obligation of, or guarantee by, FNMA or FHLMC, other than an unsecured senior debt obligation of FNMA or FHLMC or a mortgage participation or pass-through certificate guaranteed by FNMA or FHLMC, shall be an Eligible Investment only if, at the time of investment, such investment would not adversely affect the rating, if any, on any class of Certificates which are secured by Mortgage Loans that are the source of funds which are the subject of such investment (as confirmed in writing by the Rating Agencies);

                    (ii) demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company are rated "A-1+" by S&P, "Duff-1+" by Duff & Phelps (if rated by Duff & Phelps), rated in the highest category by Fitch (if rated by Fitch) and "P-1" by Moody's and the long-term debt obligations of such depository institution or trust company are rated at least "Aa2" by Moody's, "AA" by Duff & Phelps (if rated by Duff & Phelps), "AA" by Fitch (if rated by Fitch) and "AA" by S&P;

                    (iii) repurchase agreements or obligations with respect to any security described in clause (i) above where such security has a remaining maturity of one year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) described in clause (ii) above and where such repurchase obligation will mature prior to the next Remittance Date;

                    (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof, which securities have a credit rating from S&P, Duff & Phelps (if rated by Duff & Phelps), Fitch (if rated by Fitch) and Moody's, at the time of investment or the contractual commitment providing for such investment, at least equal to the second highest long-term credit rating assigned by S&P, Duff & Phelps (if rated by Duff & Phelps), Fitch (if rated by Fitch) and Moody's to the Certificates; PROVIDED, HOWEVER, that securities issued by any particular corporation will not be Eligible Investments to the extent the investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Custodial Accounts to exceed 10% of (a) the aggregate Unpaid Principal Balance of the Mortgage Loans serviced by the Servicer or (b) the aggregate principal amount of all Eligible Investments in the Custodial Accounts;

                    (v) commercial paper (including both noninterest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) rated "A-1" by S&P, rated "Duff-1" by Duff & Phelps (if rated by Duff & Phelps), rated in the highest category by Fitch (if rated by Fitch) and rated "P-1" by Moody's;

                    (vi) units of investment funds rated in the highest category by S&P, Duff & Phelps (if rated by Duff & Phelps), Fitch (if rated by Fitch) and Moody's;

                    (vii)  a qualified guaranteed investment contract; and

                    (viii) any other demand, money market or time deposit or obligation, or interest-bearing or other security or investment, acceptable to the Master Servicer;

PROVIDED, HOWEVER, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          Eligible Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

          ERRORS AND OMISSIONS POLICY:   An insurance policy naming the initial
Owner of the related Mortgage Loans, its successors and assigns as loss payees relative to losses caused by errors or omissions of the Servicer and its personnel, including, but not limited to losses caused by the failure to pay insurance premiums or taxes, to record or perfect liens, to effect valid transfers of Mortgage Notes, or to properly service Mortgage Loans.

          ESCROW FUNDS:   All funds collected with respect to a Mortgage Loan by
the Servicer to cover related Escrow Items according to the provisions of this Agreement.

          ESCROW ITEM:   An expense required to be paid by a Borrower under the
related Security Instrument including, without limitation, taxes, special assessments, ground rents, water, sewer and other governmental impositions or charges that are or may become liens on the related Mortgaged Property prior to that of the related Security Instrument, as well as Hazard Insurance, Flood Insurance and Primary Mortgage Insurance premiums.

          FDIC:   Federal Deposit Insurance Corporation and its successors.

          FHA:  The Federal Housing Administration and its successors.

          FHLMC:  Federal Home Loan Mortgage Corporation and its successors.

          FIDELITY BOND:   An insurance policy naming the initial Owner of the
related Mortgage Loans, its successors and assigns as loss payees relative to losses caused by improper or unlawful acts of the Servicer's personnel.

          FITCH:  Fitch Investors Service, L.P. or its successor-in-interest.

          FLOOD INSURANCE:   An insurance policy insuring against flood damage
to a Mortgaged Property, where required.

          FNMA:   Federal National Mortgage Association and its successors.

          GNMA:   Government National Mortgage Association and its successors.

          GPM (OR GPARM) LOAN:   A fixed rate Mortgage Loan or ARM Loan that
provides during a portion of its term that the interest portion of the Monthly Payment on such Mortgage Loan shall be less than the full amount of interest due on such Mortgage Loan based on the related Mortgage Interest Rate.

          GROSS MARGIN:   With respect to each ARM Loan, the fixed percentage
specified in the related Mortgage Note that is added to the applicable Index on each Interest Adjustment Date to determine the new Mortgage Interest Rate for such ARM Loan.

          HAZARD INSURANCE:   A fire and casualty extended coverage insurance
policy insuring against loss or damage from fire and other perils covered within the scope of standard extended hazard coverage naming the Owner of the related Mortgage Loan, its successors and assigns, as a mortgagee under a standard mortgagee clause, together with all riders and endorsements thereto.

          HUD:   The United States Department of Housing and Urban Development
and its successors.

          INDEX:   With respect to each ARM Loan, the applicable index specified in the related Mortgage Note that is added to the related Gross Margin on each Interest Adjustment Date to determine the new Mortgage Interest Rate for such ARM Loan.

          INSURANCE POLICY:   Any insurance policy for a Mortgage Loan required
hereunder, including, without limitation, Primary Mortgage Insurance, Hazard Insurance, Flood Insurance, Pool Insurance and Title Insurance policies.

          INSURANCE PROCEEDS:   Proceeds from an Insurance Policy, other than
such proceeds which are applied by the Borrower or held to be applied by the Borrower to the restoration of the related Mortgaged Property.

          INTEREST ADJUSTMENT DATE: With respect to each ARM Loan, the date on which the related Mortgage Interest Rate changes in accordance with the terms of such Mortgage Note, the first of which is set forth in such Mortgage Note and on the respective Mortgage Loan Schedule.

          LIQUIDATION:   Application of full payment to a Mortgage Loan which
results in the release of the lien of the related Security Instrument on any related Mortgaged Property, whether through foreclosure and sale of the related REO, condemnation, prepayment in full or otherwise, or the realization of all sums from the final disposition of the related REO.

          LIQUIDATION PROCEEDS:   The amount received by the Servicer which
ultimately relate to the Liquidation of a Mortgage Loan.

          LOAN ORIGINATOR:   The entity that closes a Mortgage Loan in its own
name.

          LOAN-TO-VALUE (LTV):   The ratio that results when the Unpaid
Principal Balance of a Mortgage Loan is divided by the Value of the related Mortgaged Property.

          MASTER SERVICER:   Norwest Bank Minnesota, National Association, or
any successors and assigns.

          MASTER SERVICER CUSTODIAL ACCOUNT: A segregated custodial account established by the Master Servicer into which the Servicer shall remit funds from the related Custodial P&I Account.

          MASTER SERVICER LOAN NUMBER:   A unique number assigned by the Master
Servicer to each Mortgage Loan set forth in Schedule I.

          MAXIMUM LIFETIME MORTGAGE INTEREST RATE:   With respect to each ARM
(or GPARM) Loan, the interest rate set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

          MAXIMUM NEGATIVE AMORTIZATION AMOUNT:   With respect to any Mortgage
Loan that provides for negative amortization, the maximum principal balance which is permitted under the terms of the related Mortgage Note.

          MINIMUM LIFETIME MORTGAGE INTEREST RATE:   With respect to each ARM
Loan, the interest rate set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder, if any.

          MONTH END INTEREST:   In the event of any Prepayment in Full of a
Mortgage Loan received by the Servicer on or after the Determination Date in the month in which such prepayment occurred, the difference between the interest payment that would have been paid on such Mortgage Loan or portion thereof that was prepaid through the last day of the month in which such prepayment occurred and the interest payment actually received by the Servicer on such Mortgage Loan or portion thereof that was prepaid.

          MONTH END INTEREST SHORTFALL:   The portion of Month End Interest for
all Mortgage Loans for any month unable to be paid by the Servicer out of the portion of its Monthly Servicing Compensation pursuant to clause (a) of Section
4.8.1 for such month due to the exhaustion of such portion of such Monthly Servicing Compensation in paying such Month End Interest.

          MONTHLY ACCOUNTING REPORTS:   The reports due from a Servicer on a
monthly basis (due no later than the eighteenth calendar day of the month, or the preceding Business Day if the 18th day is not a Business Day) relative to all Mortgage Loans serviced by the Servicer, which reports are required to be submitted to the Master Servicer.

          MONTHLY PAYMENT:   With respect to any Mortgage Loan, the scheduled
monthly payment of principal and interest due in the applicable month under the terms of the related Mortgage Note.

          MONTHLY REMITTANCE:   The Servicer's aggregate payment due each month
with respect to all Mortgage Loans owned by a common Owner to the appropriate Master Servicer Custodial Account as specified in Section 18.3.1.

          MONTHLY SERVICING COMPENSATION:   The aggregate servicing compensation
due the Servicer in each month.

          MOODY'S: Moody's Investors Service, Inc. or its successor-in-interest.

          MORTGAGE INTEREST RATE:   The interest rate payable by the Borrower on
a Mortgage Loan according to the terms of the Mortgage Note which, in the case of ARM Loans, may be adjusted periodically as provided in such Mortgage Note.

          MORTGAGE LOAN:   A mortgage loan identified on Schedule I which is
owned by the respective Owner shown on Schedule II. "Mortgage Loan" includes all of the respective Owner's right, title and interest in and to such Mortgage Loan, including, without limitation, the related Mortgage Loan Documents and all other material and information collected by the Servicer in connection with the Mortgage Loan including Monthly Payments, Liquidation Proceeds, Insurance Proceeds and all other rights, benefits and proceeds arising from or in connection with such Mortgage Loan.

          MORTGAGE LOAN DOCUMENTS:   With respect to a Mortgage Loan, the
original related Mortgage Note with applicable addenda and riders, the original related Security Instrument and the originals of any required addenda and riders, the original related Assignment and any original intervening related Assignments, the original related Title Insurance policy, related Primary Mortgage Insurance policy, if any, and the related Appraisal Report made at the time such Mortgage Loan was originated, and all other documents described in
Article 9 hereof.

          MORTGAGE NOTE:   A manually executed written instrument evidencing the
related Borrower's promise to repay a stated sum of money, plus interest, to the related Loan Originator by a specific date according to a schedule of monthly principal and interest payments.

          MORTGAGE NOTE ASSUMPTION RIDER:   A rider attached to a Mortgage Note
which states the terms upon which an Assumption may occur, including, but not limited to, consent in writing by the insurer under any Primary Mortgage Insurance Policy with respect to the related Mortgage Loan.

          MORTGAGED PROPERTY: Land, improvements thereon and other property subject to the lien of a Security Instrument, which may include Co-op Shares or residential long-term leases, securing repayment of the debt evidenced by the related Mortgage Note.

          MORTGAGEE:   The secured party to which a Security Instrument
initially grants a lien on the related Mortgaged Property.

          NET MORTGAGE INTEREST RATE:   With respect to a Mortgage Loan, the
difference between (a) the Mortgage Interest Rate on such Mortgage Loan and (b) the Servicing Fee Percentage for such Mortgage Loan.

          NON-RECOVERABLE ADVANCE:   Any amount previously advanced by the
Servicer with respect to a Mortgage Loan, which the Servicer has determined, pursuant to the terms of this Agreement, not to be recoverable from Insurance Proceeds, Liquidation Proceeds or other payments with respect to such Mortgage Loan.

          NOTICE OF PERIODIC ADJUSTMENT:   With respect to each ARM Loan, a
notice provided to the Borrower of any changes or adjustments to the related Mortgage Interest Rate or the related Monthly Payment.

          OFFICER:   An officer of a corporation or a principal of a
partnership, who is authorized to execute documents on behalf of his corporation or partnership, respectively.

          OPINION OF COUNSEL: A written opinion of counsel, reasonably acceptable in form and substance to the Master Servicer, and who may be in-house or outside counsel to the Servicer but which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation, or status for tax purposes, of the Owner.

          OWNER OR OWNER OF THE MORTGAGE LOANS:   With respect to each Mortgage
Loan, the respective Person listed on Schedule II.

          OWNER MORTGAGE LOAN FILE:   With respect to each Mortgage Loan, a file
maintained by the Owner of the related Mortgage Loan or the Custodian for such Mortgage Loan, which file contains the documents specified in Section 9.1 hereof, as well as any other documents that come into the Custodian's possession with respect to such Mortgage Loan.

          OWNER-OCCUPIED PROPERTY:   A one- to four-unit property which is the
Primary Residence of the owner of record.

          P&I ADVANCE: With respect to any Mortgage Loan, an advance by the Servicer of any principal and interest payments not timely paid by the related Borrower (other than with respect to a Balloon Loan, any amounts of principal payments in respect of Balloon Amounts), excluding the amount of the related Servicing Fee.

          PARTIAL LIQUIDATION PROCEEDS: As to any Remittance Date, Liquidation Proceeds received by the Servicer on a Mortgage Loan during the related Partial Liquidation Receipt Period other than those Liquidation Proceeds received during such Partial Liquidation Receipt Period which result from the complete and final Liquidation of such Mortgage Loan.

          PARTIAL LIQUIDATION RECEIPT PERIOD: As to any Remittance Date, the period from and including the Determination Date occurring in the month preceding the month of such Remittance Date (or, in the case of the first Remittance Date, from and including the Cut-off Date) to but not including the Determination Date occurring in the month of such Remittance Date.

          PAYMENT ADJUSTMENT DATE:   With respect to each ARM Loan, the date on
which the Borrower's Monthly Payment changes in accordance with the terms of the related Mortgage Note.

          PERIODIC PAYMENT CAP:   With respect to an ARM Loan, the limit on the
percentage increase that may be made on the related Monthly Payment on any Payment Adjustment Date, as set forth in the related Mortgage Note.

          PERIODIC RATE CAP:   With respect to an ARM Loan, the limit, expressed
as incremental percentage points, on the increase or decrease that may be made to the related Mortgage Interest Rate on any Interest Adjustment Date from such Mortgage Interest Rate immediately prior to such Interest Adjustment Date, as set forth in the related Mortgage Note.

          PERSON:   Any individual, corporation, partnership, joint venture,
association, joint-stock company, trust or unincorporated organization.

          POOL INSURANCE:   An insurance policy insuring against certain credit
risk losses on certain Mortgage Loans up to a certain amount.

          POOL INSURER:   With respect to any Mortgage Loan, the insurer under
the Pool Insurance policy relating to such Mortgage Loan.

          POOL [X] MORTGAGE LOAN: Any Mortgage Loan listed on Schedule I hereto under the heading "Pool [X]".

          PRELIMINARY TITLE REPORT:   A report issued by a title insurance
company in anticipation of issuing a Title Insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to a Mortgaged Property, except liens to be removed on or before purchase or refinance, as the case may be, by the Borrower and Permitted Encumbrances.

          PREPAYMENT IN FULL: With respect to any Mortgage Loan, any payment by the Borrower in the amount of the outstanding principal balance of such Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

          PRIMARY MORTGAGE INSURANCE:   Insurance obtained from a Primary
Mortgage Insurer which insures the holder of a Mortgage Note against loss in the event the related Borrower defaults under such Mortgage Note or the related Security Instrument, including all riders and endorsements thereto.

          PRIMARY MORTGAGE INSURER:   With respect to any Mortgage Loan, the
insurer under the Primary Mortgage Insurance policy relating to such Mortgage Loan.

          PRIMARY RESIDENCE:   The principal and permanent residence of a
Borrower.

          PRINCIPAL: Norwest Bank Minnesota National Association, or any successors, or any assigns.

          PROPERTY INSPECTION REPORT:   A report, submitted by the Servicer to
the Master Servicer, describing the related Mortgaged Property.

          PRUDENT SERVICING PRACTICES: Such practices observed generally by servicers in discharging their servicing obligations in a prudent manner in accordance with industry standards for mortgage loans similar to the Mortgage Loans.

          PUD (PLANNED UNIT DEVELOPMENT):   A parcel of real estate that
contains property and improvements owned and maintained by a homeowners' association, corporation or trust for the enjoyment and use of individual PUD Unit owners within that parcel of land. The shared portions of the parcel are known as common property.

          PUD UNIT:   A single family residential property within a PUD.

          PURCHASE AGREEMENT:   Any mortgage loan purchase agreement to which
the initial Owner of a related Mortgage Loan, as the purchaser thereunder, is a party and by which the Mortgage Loan was acquired by such Owner.

          PURCHASE PRICE:   An amount equal to (a) the Unpaid Principal Balance
of the Mortgage Loan, plus (b) accrued interest thereon at the Mortgage Interest Rate through the last day of the month in which the purchase occurs, and, if the Servicer is the entity paying the Purchase Price, minus (c) any unreimbursed advances of principal and interest made by the Servicer on such Mortgage Loan and any outstanding Servicing Fee owed with respect to such Mortgage Loan. Further, in connection with any such purchase of a Mortgage Loan as a result of a breach of a representation or warranty under this Agreement, the Servicer shall provide the Owner with an indemnity, in form and substance satisfactory to the Master Servicer, against additional costs, expenses and taxes arising out of the repurchase.

          REAL ESTATE OWNED (REO):   Any Mortgaged Property the title to which
is acquired on behalf of the Owner of the related Mortgage Loan through foreclosure, deed-in-lieu of foreclosure, abandonment or reclamation from bankruptcy in connection with a defaulted Mortgage Loan.

          REALIZED LOSS:   As to any defaulted Mortgage Loan, any loss realized
by the Owner of such Mortgage Loan as calculated pursuant to Section 7.7 hereof.

          REFERENCE BANK:   [Bankers Trust] or if such entity is no longer
lending money or no longer quoting a prime rate, such other entity as the Master Servicer may specify by written notice to the Servicer.

          REMIC:   The segregated pool or pools of assets designated as a real estate mortgage investment conduit pursuant to, and within the meaning of, the REMIC Provisions, or as the context requires, a particular REMIC to which a Mortgage Loan has been transferred.

          REMIC PROVISIONS:   The provisions of the federal income tax law
relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time and including any proposed legislation or regulations which, as proposed, would have an effective date prior to enactment thereof.

          REMITTANCE DATE:   The 18th day of each month (or the preceding
Business Day if the 18th day is not a Business Day). Each month, the Servicer must transfer all required funds from the Custodial P&I Account to the Master Servicer Custodial Account on or before the Remittance Date.

          RENTS FROM REAL PROPERTY:   With respect to any REO, gross income of
the character described in Section 856(d) of the Code (generally, rent for the use of real property, the amount of which is not dependent, in whole or in part, upon the income or profit of any person, including certain payments for certain services and personal property incidental to and customarily provided in connection with the rental of such real property.)

          REO DISPOSITION:   The receipt by the Servicer of Liquidation Proceeds
and other payments and recoveries (including proceeds of a final sale) from the sale or other disposition of the REO.

          REPRESENTING PARTY:   A Person that has sold or intends to sell
Mortgage Loans, directly or through one or more intermediaries, to the initial Owner of the related Mortgage Loans pursuant to an agreement for the sale of Mortgage Loans pursuant to which a Representing Party has made representations and warranties with respect to certain Mortgage Loans, and under which the Owner of such Mortgage Loans, its successors and assigns has recourse against such Representing Party for any breach thereunder.

          S&P:   Standard & Poor's, or its successor-in-interest.

          SAIF:   The Savings Association Insurance Fund.

          SCHEDULED PRINCIPAL BALANCE:   With respect to each Mortgage Loan (or
related REO), the principal balance of such Mortgage Loan as of the applicable Due Date calculated by taking into account the application of any Monthly Payments due on or before such Due Date (whether or not such Monthly Payments were received from the Borrower), and Curtailments, Insurance Proceeds or Liquidation Proceeds, and Realized Losses received or realized by the Servicer prior to such Due Date.

          SECURITY INSTRUMENT: A written instrument creating a valid first lien on a Mortgaged Property. A Security Instrument may be in the form of a mortgage, deed of trust, deed to secure debt or security deed, including any riders and addenda thereto.

          SERVICER:   Norwest Mortgage, Inc., the entity that has entered into
this Agreement with the Principal, any successors, or any assigns.

          SERVICER LOAN MORTGAGE NUMBER:   A unique number assigned by the
Servicer to a Loan.

          SERVICER MORTGAGE LOAN FILE:   A file maintained by the Servicer for
each Mortgage Loan that contains the documents specified in Section 9.2 hereof, as well as any other documents that come into the Servicer's possession with respect to a Mortgage Loan.

          SERVICER NUMBER:   A three digit number assigned to the Servicer by
the Master Servicer. The Servicer Number shall be used on all correspondence and forms and in all telephone conversations with the Master Servicer.

          SERVICING FEE:   For each Mortgage Loan, the compensation due the
Servicer in an amount equal to the product of (i) one-twelfth of the Servicing Fee Percentage and (ii) the Scheduled Principal Balance of the Mortgage Loan as of the immediately preceding Due Date (without taking into account any payment of principal due on such Due Date).

          SERVICING FEE PERCENTAGE:   With respect to each Mortgage Loan, the
Servicing Fee Percentage shall be identified on Schedule I hereto.

          SINGLE FAMILY PROPERTY:   A one-unit residential property.

          SUBPOOL [X] MORTGAGE LOAN: Any Mortgage Loan listed on Schedule I hereto under the heading "Subpool [X]".

          SUBSIDY FUNDS: Funds contributed by the employer of a Borrower in order to reduce the payments required from the Borrower for a specified period in specified amounts.

          SUBSIDY LOAN: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Borrower will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Borrower.

          SUPERVISION AGREEMENT:   A supervision agreement between the Master
Servicer and the Principal.

          TANGIBLE NET WORTH: As of the date of determination thereof, the par value (or value stated on the Servicer's books) of the capital stock of all classes of the Servicer, plus, or minus in the case of a deficiency, the amount of paid in capital and retained earnings of the Servicer, all determined in accordance with generally accepted accounting principles as are then in effect. The Master Servicer may exclude assets that are unacceptable, in the Master Servicer's reasonable discretion, from the determination of the Servicer's Tangible Net Worth.

          T&I ADVANCE:   An advance by the Servicer of any taxes and insurance
premiums due with respect to any Mortgage Loan.

          THRESHOLD AMOUNT: With respect to any Custodial P&I Account, (i) $100,000 or, in the case of any Eligible Custodial P&I Account, the aggregate amount on deposit therein (I.E., an unlimited amount); or (ii) after any notice has been given pursuant to Section 19.2.6, the amount specified in such notice.

          TITLE INSURANCE: An American Land Title Association (ALTA) mortgage loan title policy form 1970, or other form of Title Insurance Policy acceptable to FNMA or FHLMC, including all riders and endorsements thereto, insuring that the Security Instrument constitutes a valid first lien on the related Mortgaged Property subject only to permitted encumbrances.

          TRANSFER OF OWNERSHIP:   Includes, but is not limited to, the
conveyance of a Mortgaged Property, whether legal or equitable, voluntary or involuntary, by any of the following methods:

          (a)  outright sale;
          (b)  deed;
          (c)  installment sale contract;
          (d)  land contract;
          (e)  contract for deed;
          (f)  leasehold interest with the term greater than three years;
          (g)  lease with option to purchase;
          (h)  land trust; or
          (i) any other conveyance of an interest in real property, including those involving secondary financing.

          UNPAID PRINCIPAL BALANCE:   With respect to any Mortgage Loan, the
outstanding principal balance payable by the Borrower under the terms of the Mortgage Note.

          UNPOOLED MORTGAGE LOAN: Any Mortgage Loan listed on the Schedule I hereto under the heading "Unpooled Mortgage Loans."

          VA:  The Department of Veterans Affairs and its successors.

          VALUE:   The lesser of the appraised value or sales price of the
related Mortgaged Property at the time the Mortgage Loan is closed. For a refinanced Mortgage Loan, the Value of the related Mortgaged Property is its appraised value at the time the refinanced Mortgage Loan is closed.

                                    ARTICLE 2

CONSTRUCTION


Section 2.1    LEGAL CONSTRUCTION

     2.1.1 COMPLIANCE WITH APPLICABLE LAW. The obligations of the Servicer pursuant to this Agreement shall at all times be performed in compliance with all applicable laws.

     2.1.2 POTENTIAL CONFLICT. If any obligation of the Servicer pursuant to this Agreement shall give rise to a potential conflict with applicable law, such obligation shall be construed so as to (a) comply with all applicable laws and (b) effectuate with respect to such obligations, to the fullest extent permitted by law, the intention of the parties hereto as expressed in this Agreement.

     2.1.3 CONSISTENT LEGAL COMPLIANCE. The fact that certain provisions of this Agreement contain language which expressly requires compliance with all applicable laws, shall not give rise to an implication that other provisions, which do not expressly include such language, operate in derogation of the requirement for such legal compliance.

     2.1.4 GENERAL INTERPRETIVE RULES. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender; (ii) reference herein to "Article", "Section", "Clause", and other subdivisions, and to "Exhibits", without reference to a document, are to designated Articles, Sections, Clauses and other subdivisions of, and to Exhibits to, this Agreement; (iii) reference to a Clause without further reference to a Section is a reference to such Clause as contained in the same Section in which the reference appears, and this rule shall also apply to other subdivisions; (iv) "including" means "including but not limited to"; and (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision.

     2.1.5 CONSTRUCTION OF PROVISIONS. Although certain provisions of this Agreement contain express language which precludes the Servicer's recovery of, or reimbursement for, expenses incurred hereunder, no inference to the contrary shall be drawn from absence of such, or similar, language in any other provision hereof regarding expenses.

Section 2.2    SERVICER PRACTICES

     2.2.1 PRUDENT SERVICING PRACTICES. Where not inconsistent with the provisions of this Agreement, the Servicer shall at all times perform its obligations hereunder in accordance with Prudent Servicing Practices, which shall not be less exacting than the Servicer employs and exercises in servicing and administering mortgage loans for its own account, or for the account of FNMA or FHLMC, including exploring alternatives to foreclosure to mitigate Realized Losses.

     2.2.2 NON-DISCRIMINATION PRACTICES. The Servicer shall at all times perform its obligations under this Agreement so as to (a) treat Borrowers on the basis of their individual merits and (b) not discriminate against Borrowers on the basis of their race, creed or national origin.

Section 2.3    GENERAL PROVISIONS

     2.3.1 SERVICER'S AGREEMENT. The Servicer agrees with the Principal, on behalf of the owners of the related Mortgage Loans, to service the Mortgage Loans in accordance with the provisions of this Agreement and, to the extent of any instructions of the Master Servicer that are given, such instructions and, subject to the provisions hereof and without any further instruction by the Master Servicer except as shall be expressly provided for herein, shall have full power and authority to do all things necessary in connection therewith.

     2.3.2 TERM OF AGREEMENT. Except as otherwise provided herein, the duties, responsibilities and obligations to be performed and carried out by the Servicer under this Agreement shall commence upon the execution of this Agreement and shall continue until (a) each Mortgage Loan is (i) liquidated or (ii) otherwise paid in full, (b) all payments related thereto are remitted in accordance with this Agreement, and (c) all obligations hereunder related thereto are discharged.

     2.3.3 AMENDED MORTGAGE LOAN SCHEDULE. From time to time as additional Mortgage Loans are transferred to be serviced hereunder by the Servicer,
     Schedule I shall be amended by the Principal to include the new Mortgage Loans. Due to defects in documentation and for other reasons, certain Mortgage Loans referred to in the Mortgage Loan Schedule may be deleted and other Mortgage Loans may be added. The Servicer hereby agrees to any such addition and/or deletion of any Mortgage Loans and, in the event any Mortgage Loans are added and/or deleted from the Mortgage Loan Schedule, the Servicer authorizes the Master Servicer to amend and attach hereto a corrected Mortgage Loan Schedule, as Schedule I, reflecting only those Mortgage Loans that are serviced hereunder. The Master Servicer will provide the Servicer with the corrected and updated Mortgage Loan Schedule. The Principal, with the consent of the related Owner of the Mortgage Loans may group, and may alter such groupings of, certain Mortgage Loans under headings of a specific pool, subpool or as unpooled Mortgage Loans and may alter Schedules I and II to reflect such groupings.

     2.3.4 ASSIGNMENT AND REPLACEMENT. The Servicer acknowledges and agrees that in the event that the Master Servicer resigns as Master Servicer under this Agreement, the Principal or any successor master servicer has the right to assume the Master Servicer's rights and obligations and to enforce the Servicer's obligations under this Agreement.

     2.3.5 NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

     (a)  if to the Principal:

     Norwest Bank Minnesota, National Association
     11000 Broken Land Parkway
     Columbia, Maryland 21044 - 3562
     Attention:  Vice President

     (b)  if to the Master Servicer:

     Norwest Bank Minnesota, National Association
     11000 Broken Land Parkway
     Columbia, Maryland 21044 - 3562
     Attention:  Director of Master Servicing

     (c)  if to the Servicer:

     Norwest Mortgage, Inc.
     405 Southwest 5th Street
     Des Moines, Iowa  50309
     Attention:  Senior Vice President, Servicing

     (d) if to the Custodian:

     [CUSTODIAN]
     [STREET ADDRESS]
     [ADDRESS]
     ATTENTION:

     (e) if to the Owner of a related Mortgage Loan to such address as is shown on Schedule II for such Owner.

     Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

     2.3.6 CHANGE OF ACCOUNTANTS. During the term of this Agreement, the Servicer shall not change, or make any substitution of, its certified public accountants except upon written notice to the Master Servicer given 30 days prior to such change or substitution.

Section 2.4    SERVICING OF MORTGAGE LOANS FOR MULTIPLE OWNERS

     2.4.1 TRANSFER OF MORTGAGE. An Owner may, from time to time, (i) sell its interest in any Mortgage Loan or Mortgage Loans to another person who would become the Owner thereof, and (ii) assign an interest in this Agreement to such person with respect to such Mortgage Loan or Mortgage Loans. Without the consent of the Master Servicer, no transfer of ownership of an interest in the Mortgage Loans or this Agreement will be permitted if it would result in there being more than four distinct owners of the Mortgage Loans at any one time (without regard to any beneficial owners of a trust where such trust owns Mortgage Loans serviced hereunder) which Mortgage Loans comprise a pool of mortgage loans sold or transferred by Norwest Mortgage, Inc. to a purchaser or a transferee on any one day, excluding from such computation, Mortgage Loans owned by Norwest Mortgage, Inc., an Affiliate thereof, or an entity formed by either of the foregoing. The transfer of ownership and assignment of interest will be reflected as provided for in Section 2.4.2 hereof. The Servicer agrees (a) to continue to service each Mortgage Loan for the benefit of the related Owner of such Mortgage Loan in accordance with the terms of this Agreement, and (b) to obey the instructions of the Master Servicer regarding the performance of this Agreement.

     2.4.2 OWNERSHIP SCHEDULE. The Master Servicer shall amend Schedule II to reflect the change of ownership of any Mortgage Loan which is serviced hereunder, upon thirty (30) days prior written notice, which shall specify the ownership transfer date (referred to as the Cut-Off Date in clause (c) below), given by an Owner with respect to such Mortgage Loans which notice shall include a signed writing, in the form set forth as Exhibit A hereto, evidencing the transfer of such Mortgage Loans executed by both the transferor Owner which transferred the Mortgage Loans and the transferee to which such Mortgage Loans were transferred, which party shall become the Owner at the time of such amendment to Schedule II. The signed writing described in Exhibit A hereof shall be accompanied by incumbency certificates of the transferor and the transferee which indicate the appropriate signatory authority. The entry in Schedule II shall (a) identify the Mortgage Loan by its respective Master Servicer Loan Number,
     (b) specify the name and mailing address of the Owner of such Mortgage Loan and (c) indicate the Cut-Off Date which applies to the change of ownership of the Mortgage Loan to the listed Owner.

                                    ARTICLE 3

                                REMIC COMPLIANCE

Section 3.1    GENERAL

     3.1.1 APPLICABILITY. The provisions of this Article 3 apply to all the Mortgage Loans or Mortgaged Property unless the Mortgage Loan has not been transferred (or been identified for a future transfer) to an entity with respect to which an election to be characterized as a REMIC has been (or is expected to be) made.

     3.1.2 MODIFICATIONS OF MORTGAGE. With the prior written consent of the Master Servicer, the Servicer may modify the terms of a Mortgage Loan which is in default or a Mortgage Loan as to which default is reasonably foreseeable; PROVIDED, however, that (i) such modification may not reduce the amount of principal owed under the related Mortgage Note or permanently reduce the Mortgage Interest Rate for such Mortgage Loan and (ii) the Servicer and the Master Servicer have determined that such modification is likely to increase the proceeds of such Mortgage Loan over the amount expected to be collected pursuant to foreclosure. Notwithstanding anything to the contrary in this Agreement, the Servicer shall not permit any modification of any material term of a Mortgage Loan (including the Mortgage Interest Rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan) where such modification is not the result of a default or as to which default is reasonably foreseeable under the Mortgage Loan unless the Master Servicer has consented thereto and the Servicer has received an Opinion of Counsel or a ruling from the Internal Revenue Service (at the expense of the Servicer or the party making the request of the Servicer to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes or a disposition of the modified Mortgage Loan and that such modification is permitted under the REMIC Provisions.


     3.1.3 INDEMNIFICATION WITH RESPECT TO CERTAIN TAXES AND LOSS OF REMIC STATUS. In the event that the REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or tax as a result of a prohibited transaction or contribution subject to taxation under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the respective trustee, the Master Servicer and the holders of the related Certificates against any and all losses, claims, damages, liabilities or expenses ("REMIC Failure Losses") resulting from such negligence; PROVIDED, HOWEVER, that the Servicer shall not be liable for any such REMIC Failure Losses attributable to the action or inaction of the Master Servicer or the holders of such Certificates nor for any such REMIC Failure Losses resulting from misinformation provided by the Master Servicer on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the other holders of the Certificates now or hereafter existing at law or in equity.

Section 3.2    REO QUALIFICATION

     3.2.1 FORECLOSURE PROPERTY. Notwithstanding any other provision of this Agreement, the Servicer, shall not rent, lease, or otherwise earn income on behalf of the REMIC with respect to any REO which might cause such REO to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code (E.G., rent based upon the earnings of the lessee) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code (E.G., income attributable to any asset which is not a qualified mortgage, a cash flow or reserve fund investment, or personal property not incidental to the REO) or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Master Servicer has received an Opinion of Counsel (at the Servicer's expense) to the effect that, under the REMIC Provisions and (where appropriate, any relevant proposed legislation) any income generated for the REMIC by the REO would not result in the imposition of a tax upon the REMIC. In general, the purpose of this
     Section 3.2 and the REMIC Provisions (which this section is intended to implement) is to ensure that the income earned by the REMIC is passive type income such as interest on mortgages and passive type rental income on real property.

     3.2.2 FORECLOSURE PROPERTY QUALIFICATION RESTRICTIONS. Without limiting the generality of the foregoing, the Servicer shall not:

               (i) permit the REMIC to enter into, renew or extend any lease with respect to any REO, if the lease by its terms will give rise to any income that does not constitute Rents from Real Property;

               (ii) permit any amount to be received or accrued under any lease other than amounts that will constitute Rents from Real Property;


               (iii)authorize or permit any construction on any REO, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

               (iv) Directly Operate or allow any other Person to Directly
                    Operate, any REO on any date more than 90 days after its acquisition date;

     unless, in any such case, the Servicer has requested and received an Opinion of Counsel (at the Servicer's expense) to the effect that such action will not cause such REO to fail to qualify as "foreclosure property" within the meaning of Section

     860G(a)(8) of the Code at any time that it is held by the REMIC, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

     3.2.3 REO DISPOSITION. Within 30 days following an REO Disposition, the Servicer shall provide to the Master Servicer a statement of accounting for the related REO, including without limitation, (i) the loan number of the related Mortgage Loan, (ii) the date such Mortgaged Property was acquired in foreclosure or by deed in lieu of foreclosure, (iii) the date of REO Disposition, (iv) the gross sales price and related selling and other expenses, (v) accrued interest calculated from the date of acquisition to the disposition date and (vi) such other information as the related trustee may reasonably request.

Section 3.3    PROHIBITED TRANSACTIONS AND ACTIVITIES

     3.3.1 MORTGAGE LOAN DISPOSITION RESTRICTION. The Servicer shall not permit the sale, disposition or substitution for any of the Mortgage Loans (except in a disposition pursuant to (i) the foreclosure or default of a Mortgage Loan, (ii) the bankruptcy or insolvency of the REMIC, (iii) the termination of the REMIC in a "qualified liquidation" or "clean-up" call as defined in Section 860F of the Code or (iv) a substitution of a Qualifying Substitution Mortgage Loan as permitted under the REMIC Provisions), nor acquire any assets for the REMIC, after the startup day of the REMIC, nor sell or dispose of any investments in any of the accounts established by the Servicer for the REMIC for gain, nor accept any contributions to the REMIC (other than a cash contribution during the 3-month period beginning on the startup day of the REMIC), unless it has received an Opinion of Counsel (at the expense of the Person requesting the Servicer to take such action) to the effect that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of the REMIC as a REMIC or of the Certificates, other than the Certificates representing the residual interest in the REMIC, as the regular interests therein within the meaning of the REMIC Provisions, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the REMIC (except pursuant to the provisions of this Agreement) or (d) cause the REMIC to be subject to a tax on "prohibited transactions" or "prohibited contributions" pursuant to the REMIC Provisions.

     3.3.2 PERSONAL PROPERTY. The Servicer shall not acquire any personal property relating to any Mortgage Loan unless either:

               (a) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Servicer; or

               (b) the Servicer shall have requested and received an Opinion of Counsel, at the expense of the Servicer, to the effect that the holding of such personal property by the REMIC will not cause the imposition of a tax on the REMIC under the REMIC Provisions or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

Section 3.4    ELIGIBLE INVESTMENTS

     3.4.1 CUSTODIAL ACCOUNT. Funds in any custodial accounts established by the Servicer and maintained in respect of the REMIC may be invested and, if invested, shall be invested in Eligible Investments selected by the Servicer which shall mature not later than the Business Day immediately preceding the next Remittance Date, and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the REMIC or its nominee. All income and gain realized from any such investment shall be, as long as the Servicer is servicing the Mortgage Loans held by the REMIC, for the benefit of the Servicer as additional compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the relevant account by the Servicer out of its own funds immediately as realized. The foregoing requirements for deposit in such account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in such account and, as long as the Servicer is servicing the Mortgage Loans held by the REMIC, payments in the nature of prepayment fees, late payment charges, assumption fees or any similar fees customarily associated with the servicing mortgage loans paid by any mortgagor need not be deposited by the Servicer in such account and may be retained by the Servicer as additional servicing compensation. If the Servicer deposits in such account any amount not required to be deposited therein, it may at any time withdraw such amount, any provision herein to the contrary notwithstanding.

     3.4.2 ESCROW ACCOUNT. Subject to the terms of the related Mortgage Notes and Security Instrument, and further subject to applicable law, any funds in any escrow account shall be invested in Eligible Investments that mature prior to the date on which payments have to be made out of the related escrow account and any such Eligible Investment shall not be sold or disposed of prior to its maturity; provided that, if any loss is incurred on any such investment, the Servicer shall cover such loss by making a deposit into the appropriate escrow account out of its own funds in the amount of such loss. Withdrawals from any escrow account may be made (to the extent amounts have been escrowed for such purpose and to the extent permitted by the related Security Interest and Mortgage Note) only
     (i) to effect timely payment of Escrow Items in connection with the related Mortgage Loan, (ii) to reimburse the Master Servicer or Servicer out of related collections for advances with respect to Escrow Items, (iii) to refund to any mortgagors any sums determined to be overages, (iv) to pay interest, if any, owed to mortgagors on such account to the extent required by law, (v) for application to restoration or repair of the Mortgaged Property or (vi) to clear and terminate the escrow account on the termination of this Agreement. The Servicer shall be entitled to all investment income on any escrow account not required to be paid to mortgagors pursuant to the preceding sentence.

                                    ARTICLE 4

                            SERVICER CONSIDERATIONS

Section 4.1     [RESERVED]
Section 4.2    SERVICER ELIGIBILITY STANDARDS


     To service Mortgage Loans under this Agreement the Servicer must satisfy the eligibility standards set forth in this Section 4.2 initially and at all times thereafter.

     4.2.1     REGULATORY APPROVALS AND LICENSING.  A Servicer must be:

               (a)  FNMA or FHLMC approved and in good standing;

               (b)  a HUD approved mortgagee in good standing;

               (c) in compliance with all applicable capital requirements and other requirements from time to time specified by any governmental agency or quasi-governmental authority having jurisdiction over the Servicer; and

               (d) properly licensed to service the Mortgage Loans in all relevant jurisdictions where such licenses are required.

     4.2.2     NET WORTH AND PORTFOLIO REQUIREMENTS.

               (a) The Servicer must maintain a Tangible Net Worth of at least $1,000,000.

               (b) The Servicer must maintain an Adjusted Tangible Net Worth of at least $1,000,000.

               (c) The Servicer must maintain a servicing portfolio of at least $1,000,000,000.

     4.2.3 AUDITOR'S OPINION AND OTHER ANNUAL REPORTS. The Servicer must provide the Master Servicer, as part of the application process (except as to clause (c)) and annually thereafter within 120 days after the close of the Servicer's fiscal year, with the following reports and opinions:

               (a) financial statements for the most recently closed fiscal year, together with an unqualified opinion thereon of an independent certified public accountant who is a member of the American Institute of Certified Public Accountants, unless the Master Servicer, in its reasonable discretion, decides to waive this requirement regarding qualification;

               (b) a statement from the independent certified public accountant who prepared the above-referenced financial statements for the Servicer, certifying that, on the basis of an examination of certain documents and records relating to the mortgage loans being serviced by the Servicer conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers, the servicing of such mortgage loans was conducted in compliance with the provisions of this Agreement and other similar agreements, except for (i) such exceptions as such firm believes to be immaterial and
                    (ii) such other exceptions as are set forth in such statement; and

               (c) a certificate signed by any Officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans certifying that the Officer signing such certificate has supervised a review of the activities of the Servicer during the preceding fiscal year and of the Servicer's performance during the most recently closed fiscal year under this Agreement and that to the best of such officer's knowledge, based on such review, the Servicer has fulfilled its duties, responsibilities and obligations under this Agreement throughout such year, or, if there has been failure by the Servicer to fulfill any duty, responsibility or obligation under this Agreement, specifying the nature and status of each such failure.

     4.2.4 SERVICING EXPERIENCE. The Servicer shall satisfactorily demonstrate to the Master Servicer, in the Master Servicer's reasonable discretion, the following experience:

               (a) that it has at least three (3) years of conventional mortgage loan servicing experience;

               (b) that it has a staff knowledgeable in servicing of Mortgage Loans and the administration of REO; and

               (c) that it has experience maintaining a servicing portfolio in excess of $1 billion.

     4.2.5 MATERIAL CHANGES. The Servicer shall promptly report to the Master Servicer any change in its business operations, financial condition, properties or assets since the date of the latest submitted financial statements which could have a material adverse effect on the Servicer's ability to perform its obligations hereunder. Events for which the Master Servicer must receive notice include, but are not limited to, the following:

               (a) any change in the Servicer's business address and/or telephone number;

               (b)  any merger, consolidation, or significant reorganization;

               (c) any changes in the Servicer's ownership whether by direct or indirect means. Indirect means include any change in ownership of the Servicer's parent;

               (d)  any change in the Servicer's corporate name;

               (e) if the Servicer is a savings and loan association, any change in the Servicer's charter from federal to state or vice versa;

               (f) any decreases in capital, adverse alteration of debt/equity ratios, or changes in management ordered or required by a regulatory authority supervising or licensing the Servicer;

               (g) any significant adverse change in the Servicer's financial position;

               (h) entry of any court judgment or regulatory order in which the Servicer is or may be required to pay a claim or claims which, in the Master Servicer's reasonable opinion, have a material adverse effect on the Servicer's financial condition; and

               (i) the Servicer admits to committing, or is found to have committed, a material, in the Master Servicer's reasonable opinion, violation of any law, regulation, or order.

Section 4.3    ERRORS AND OMISSIONS INSURANCE

     4.3.1 E & O REQUIREMENT. A Servicer must maintain, at all times and at its own expense and consistent with FNMA or FHLMC requirements, an Errors and Omissions Policy, in the amount and having the other terms described below, with broad coverage from an incorporated surety company authorized to do business in the Servicer's state of domicile.

     4.3.2 E & O COVERAGE. The Servicer must maintain an Errors and Omissions Policy in a minimum amount per occurrence equal to the greater of
     (i) $1,000,000 or (ii) the Fidelity Bond coverage amount required of the Servicer as set forth in Section 4.4 hereof. This coverage may not be changed except as to an increase in the amount of coverage.

     4.3.3 E & O SCOPE. The Errors and Omissions Policy must explicitly insure the Servicer, its successors and assigns, against any losses resulting from negligence, errors or omissions on the part of officers, employees or other persons acting on behalf of the Servicer in the performance of its duties as a Servicer pursuant to this Agreement, including, but not limited to, the following:

               (a) payment when due of all applicable insurance premiums, including, but not limited to, any Primary Mortgage Insurance, Hazard Insurance and any Flood Insurance in accordance with the insurance requirements in Articles 15 and 16 of this Agreement;

               (b) where applicable, compliance with Primary Mortgage Insurance and/or Pool Insurance requirements for Mortgage Loans serviced under this Agreement;

               (c)  payment of real estate taxes and special assessments; and

               (d) determination of whether any Mortgaged Property is located in an area where Flood Insurance is available and required by the Flood Disaster Protection Act of 1973, as amended.

     4.3.4 E & O POLICY MAINTENANCE. The Servicer must maintain in effect the Errors and Omissions Policy at all times and the Errors and Omissions Policy may not be canceled, permitted to lapse or otherwise terminated without thirty Business Days' prior written notice by registered mail to the Master Servicer. Further, the Errors and Omissions Policy must provide that, or the insurer must state in writing to the Master Servicer that, the Errors and Omissions Policy shall not be cancelable without the giving of notice as provided for in the prior sentence.

     4.3.5 E & O DEDUCTIBLE. The terms of the Errors and Omissions Policy must provide for a deductible amount that does not exceed the greater of $100,000 per occurrence or 5.0% of the coverage amount per occurrence.

     4.3.6 E & O QUALIFICATIONS. The Errors and Omissions Policy must be obtained by the Servicer from an insurer which satisfies FNMA or FHLMC standards in this regard.

     4.3.7 NOTICE OF CLAIM. The Servicer must immediately report to the Master Servicer all claims made against the insurer under the Errors and Omissions Policy, and shall promptly follow such report with a written notice to the Master Servicer.

Section 4.4    FIDELITY BOND COVERAGE

     4.4.1 FIDELITY BOND REQUIREMENT. A Servicer must maintain, at all times, at its own expense and consistent with FNMA requirements, a Fidelity Bond, in the amounts and having the other terms described below with broad coverage from an incorporated surety company authorized to do business in the Servicer's state of domicile. The Fidelity Bond may be in the form of either individual bonds or a blanket bond.

     4.4.2 FIDELITY BOND COVERAGE. The amount of Fidelity Bond coverage shall be as follows:

               (a) a minimum of $300,000 for the Servicer's servicing portfolio, the current principal amount of which totals $100 million or less; plus

               (b) an additional 0.15% of the amount of the current principal amount of the Servicer's servicing portfolio between $100 million and $500 million; plus

               (c) an additional 0.125% of the amount of the current principal amount of the Servicer's servicing portfolio between $500 million and $1 billion; plus

               (d) an additional 0.1% of the amount of the current principal amount of the Servicer's servicing portfolio in excess of $1 billion.

     This coverage may not be changed except as to an increase in the amount of coverage.

     4.4.3 FIDELITY BOND SCOPE. The coverage of the Fidelity Bond must explicitly insure the Servicer, its successors and assigns, against any losses resulting from dishonest, fraudulent or criminal acts on the part of Officers, employees or other persons acting on behalf of the Servicer.

     4.4.4 FIDELITY BOND MAINTENANCE. The Servicer must maintain in effect the Fidelity Bond at all times and the Fidelity Bond may not be canceled, permitted to lapse or otherwise terminated without thirty Business Days' prior written notice by registered mail to the Master Servicer. Further, the Fidelity Bond must provide that, or the insurer must state in writing to the Master Servicer that, the Fidelity Bond shall not be cancelable without the giving of notice as provided for in the prior sentence.

     4.4.5 FIDELITY BOND DEDUCTIBLE. The terms of the Fidelity Bond must provide for a deductible amount that does not exceed the greater of $100,000 per occurrence or 5.0% of the coverage amount per occurrence.

     4.4.6 FIDELITY BOND RATING REQUIREMENT. The Fidelity Bond must be obtained from a company which satisfies FNMA or FHLMC standards in this regard.

     4.4.7 NOTICE OF EVENT. The Servicer must promptly report to the Master Servicer any and all occurrences against the Fidelity Bond of the Servicer.

Section 4.5    SERVICER'S LIABILITY

     4.5.1 LIABILITY EXPOSURE. Any and all losses not covered under the Fidelity Bond or Errors and Omissions Policy, as a result of (i) the respective deductible provisions thereof, (ii) the limits of coverage of the Fidelity Bond or Errors and Omissions Policy or (iii) any claim denied which should have been covered by the Fidelity Bond or the Errors and Omissions Policy, as the case may be, according to the terms of this Agreement had the Fidelity Bond or Errors and Omissions Policy been properly obtained and maintained and respective claim been properly submitted for payment, shall be borne by the Servicer, where the Servicer has acted in a manner in which the Servicer is not relieved from liability as described in Section
     4.5.2 hereof.

     4.5.2 SCOPE OF LIABILITY. Neither the Servicer or any subservicer appointed by it, nor any of their respective partners, directors, officers, employees or agents, or its delegees pursuant to Section 11.2.1 hereof, shall be under any liability to the Principal, the Master Servicer or the Owners of the related Mortgage Loan for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer, any subservicer or any of their respective partners, directors, officers, employees or agents, or its delegees pursuant to
     Section 11.2.1 hereof, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties hereunder. The Servicer, any subservicer and any of their respective partners, directors, officers, employees or agents, or its delegees pursuant to Section 11.2.1 hereof, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

Section 4.6    [RESERVED]

Section 4.7    INDEMNIFICATION

     4.7.1 SCOPE OF INDEMNITY. The Servicer hereby agrees to indemnify and hold harmless (a) the Master Servicer, (b) the Principal, (c) each Owner of any Mortgage Loan and (d) the officers, directors, employees, agents and Affiliates of any of the foregoing (any of the foregoing hereinafter referred to as the "Indemnified Party"), from and against any and all claims, losses, damages, liabilities, fines, settlements, awards, offsets, defenses, counterclaims, actions, penalties, forfeitures, legal fees, judgments and any other costs, fees and expenses (including, without limitation, reasonable attorneys' fees and court costs) (any of the foregoing which satisfy the criteria of this paragraph are collectively referred to as "Claims"), either directly or indirectly arising out of, based upon, or relating to (i) a breach by the Servicer, its officers, directors, employees, or agents, or its delegees pursuant to Section 11.2.1 hereof, of any representation or warranty contained herein, or any failure to disclose any matter that makes such representation and warranty misleading or inaccurate, or any inaccuracy in material information furnished by the Servicer regarding itself, (ii) a breach of any representation or warranty made by any Indemnified Party in reliance upon any such representation or warranty, failure to disclose, or inaccuracy in information furnished by the Servicer regarding itself, (iii) any failure of the Servicer, its officers, directors, employees, or agents, or its delegees pursuant to Section 11.2.1 hereof, to perform any of its obligations under this Agreement in a manner in which the Servicer is not relieved from liability as described in Section 4.5.2 hereof and (iv) any acts or omissions of the Servicer, its officers, directors, employees, or agents, or its delegees pursuant to Section 11.2.1 hereof, in a manner in which the Servicer is not relieved from liability as described in Section
     4.5.2 hereof.  Each Indemnified Party
      shall cooperate with the Servicer in the defense of such Claims and shall not settle any such Claim without the prior written consent of the Servicer.

     4.7.2 SURVIVAL OF INDEMNITY. This indemnification shall survive purchase, transfer of any interest in a Mortgage Loan by any indemnified party, the Liquidation of such Mortgage Loan, termination of any such Servicer's servicing rights with respect to such Mortgage Loan and termination or expiration of this Agreement between the Servicer and the Principal and its successors and assigns.

Section 4.8    SERVICER'S COMPENSATION

     4.8.1 SERVICING FEE AMOUNT. In consideration of the services rendered under this Agreement, absent default by the Servicer, the Servicer shall on each Remittance Date be entitled to a monthly aggregate servicing compensation (the "Monthly Servicing Compensation") for the preceding month which shall equal the sum of (a) the Servicing Fee payable with respect to each Mortgage Loan serviced during such month and (b) any interest earnings on each Custodial P&I Account with respect to such month other than interest earnings thereon which are payable to the Borrower pursuant to the Security Instrument or applicable law, subject to any adjustment for Month End Interest as described in Section 7.6.1. Absent default by the Servicer, the Servicer shall also be entitled to retain in addition to the Monthly Servicing Compensation any late charges, prepayment fees, penalty interest, assumption fees, modification fees or deficiency recovery fees paid by the Borrower or any other customary income or any payments of interest related to any Prepayment in Full received by the Servicer prior to the Determination Date in the month in which such prepayment occurs, which amounts are not required to be deposited into the Custodial P&I Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein

     4.8.2 SERVICING FEE SOURCE. The Servicing Fee for each Mortgage Loan shall be payable solely from the interest portion of the related Monthly Payment paid by the Borrower or other payment of interest paid with respect to the Mortgage Loan, whether from the proceeds of foreclosure or any judgment, writ of attachment or levy against the Borrower or his assets, or from funds paid in connection with any prepayment in full or from Insurance Proceeds or Liquidation Proceeds.

                                    ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

Section 5.1    GENERAL

     5.1.1 RELIANCE. The Master Servicer and the Principal rely upon the representations and warranties contained in this Article 5 hereof, in the acceptance of the Servicer. The representations and warranties contained herein shall inure to the benefit of the Master Servicer and the Principal, and to each Owner of the related Mortgage Loans with respect to such Mortgage Loans.

     5.1.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made herein shall survive termination of this Agreement, and shall inure to the benefit of the Master Servicer and the Principal, to their respective successors, Affiliates and assigns and each indemnified party under Section 4.7.1, and to each Owner of the related Mortgage Loans with respect to such Mortgage Loans, and its successors and assigns, in each case, regardless of any review or investigation made by or on behalf of such parties with respect to any Mortgage Loan.

     5.1.3 BREACH OF REPRESENTATION OR WARRANTY. Upon breach of any requirement or representation or warranty included in this Agreement relative to any Mortgage Loan, the Servicer must:

               (a) Promptly notify the Master Servicer in writing of the nature of the breach, the date on which the breach occurred or began and the Servicer's plans, if any, for curing the breach;

               (b) Effect a cure of the breach within 30 days after its occurrence or onset and a reasonable extension will be granted if warranted and necessary to fully cure the breach but in no event greater than 90 days; and

               (c) If no complete cure has been effected within such period in the Master Servicer's reasonable discretion, purchase any Mortgage Loan in which the Owner's interest has been impaired or which, in the reasonable opinion of the Master Servicer, has suffered a material impairment of Value; provided that purchase shall be within five days after receipt by the Servicer of written notice from the Master Servicer requesting the Servicer's purchase of the Mortgage Loan at the Purchase Price.

     5.1.4 ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES. The Servicer agrees that each Owner of the related Mortgage Loans with respect to such Mortgage Loans may, at any time, assign the representations and warranties given by the Servicer as set forth in this Article 5 which it then possesses, in whole or in part, or an undivided interest therein, to one or more Persons.

Section 5.2    SERVICER REPRESENTATIONS AND WARRANTIES

     The Servicer represents and warrants, as of the date of this Agreement and, except as otherwise provided, throughout the term of this Agreement, that the statements set forth below in this Section 5.2 are true and accurate.

RELATIVE TO THE SERVICER:

     5.2.1 QUALIFICATION OF SERVICER. The Servicer is duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified to do business and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties, or in which it conducts any material business or in which the performance of its duties under this Agreement would require such qualification, except where the failure to so qualify would not have a material adverse effect on (a) the Servicer's performance of its obligations under this Agreement, (b) the value or marketability of the Mortgage Loans, or (c) the ability to foreclose on the related Mortgaged Properties.

     5.2.2 REQUISITE. The Servicer has the corporate power and authority to own its properties and conduct any and all business required or contemplated by this Agreement and to perform the covenants and obligations to be performed by it under this Agreement. The Servicer holds all material licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted.

     5.2.3 NO CONFLICTS. The execution and delivery of this Agreement are within the corporate power of the Servicer and have been duly authorized by all necessary actions on the part of the Servicer; neither the execution and delivery of this Agreement by the Servicer, nor the consummation by the Servicer of the transactions herein contemplated, nor compliance with the provisions hereof by the Servicer, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of incorporation or bylaws of the Servicer or any law, governmental rule or regulation, or any judgment, decree or order binding on the Servicer or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

     5.2.4 ENFORCEABLE AGREEMENT. This Agreement, when duly executed and delivered by the Servicer, will constitute a legal, valid and binding agreement of the Servicer, enforceable in accordance with its terms, subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally from time to time in effect, and to general principles of equity.

     5.2.5 NO CONSENTS. No consent, approval, order or authorization of any governmental authority or registration, qualification or declaration with any such authority is required in order for the Servicer to perform its obligations under this Agreement.

     5.2.6 AGENCY APPROVAL. The Servicer has been approved by FNMA or FHLMC and will remain approved as an "eligible seller/servicer" of conventional, residential mortgage loans as provided in FNMA or FHLMC guidelines and in good standing. The Servicer has not received any notification from FNMA or FHLMC that the Servicer is not in compliance with the requirements of the approved seller/servicer status or that such agencies have threatened the servicer with revocation of its approved seller/servicer status.

     5.2.7 FINANCIAL CONDITION. The Servicer is not, and, with passage of time, does not expect to become, insolvent or bankrupt. The Servicer shall promptly notify the Master Servicer of any material adverse change of its financial condition.

     5.2.8 SERVICING. The servicing practices used by the Servicer under this Agreement have been and are in all respects in compliance with all federal, state and local laws, rules, regulations and requirements in connection therewith and are in accordance with Prudent Servicing Practices.

     5.2.9 NO IMPAIRMENT. There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge after due inquiry, threatened, against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in business operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which if adversely determined would affect the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

     5.2.10 NO INQUIRIES. The Servicer has not been the subject of an audit by any of the Master Servicer, FHA, HUD, FDIC, FNMA, FHLMC, GNMA or any Primary Mortgage Insurer, which audit included material allegations of failure to comply with applicable loan origination, servicing or claims procedures, or resulted in a request for repurchase of Mortgage Loans or indemnification in connection with the Mortgage Loans.

RELATIVE TO THE MORTGAGE LOANS:

     5.2.11 CUSTODIAL AND ESCROW ACCOUNTS CURRENT. All Custodial P&I Accounts, Custodial T&I Accounts, Custodial Buydown Accounts and Escrow Funds are maintained by the Servicer and have been maintained in accordance with applicable law and the terms of the Mortgage Loans. The Escrow Items required by the Mortgages which have been paid to the Servicer for the account of the Borrower are on deposit in the appropriate Custodial Account. All funds received by the Servicer in connection with the Mortgage Loans, including, without limitation, foreclosure proceeds, Insurance Proceeds, condemnation proceeds and principal reductions, have promptly been deposited in the appropriate Custodial Account, and all such funds have been applied to reduce the principal balance of the Mortgage Loans in question, or for reimbursement of repairs to the Mortgaged Property or as otherwise required by applicable law.

     5.2.12 INSURANCE MAINTENANCE. Pursuant to the terms of the related Security Instrument, all buildings or other improvements upon the related Mortgaged Property are insured by an insurance policy or policies meeting the requirements of Articles 15 and 16 hereof. The related Security Instrument obligates the Borrower thereunder to maintain the hazard insurance policy at the Borrower's cost and expense and, upon the Borrower's failure to do so, authorizes the Mortgagee under the related Security Instrument to obtain and maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from the Borrower. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Owner of the related Mortgage Loan. The Servicer and the Borrower have not engaged in any act or omission that would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either. The Mortgage Loan Documents permit the maintenance of an escrow account to pay the premiums for the above mentioned insurance, and the requirement for such escrows has not been waived, unless otherwise required by applicable state law.

                                    ARTICLE 6

                              CUSTODIAL ACCOUNTING

Section 6.1    IN GENERAL

     6.1.1 CUSTODIAL ACCOUNT ESTABLISHMENT. The Servicer must establish appropriate custodial accounts for the benefit of the Owner of the related Mortgage Loans, its successors and assigns for the deposit of funds collected in connection with such Mortgage Loans. All custodial accounts and related records must be maintained in accordance with sound and controlled accounting practices.

     6.1.2 CUSTODIAL ACCOUNT SEPARATENESS. At least one custodial account for principal and interest (I.E., a Custodial P&I Account), one custodial account for taxes and insurance (I.E., a Custodial T&I Account), one custodial account for Subsidy Funds, if applicable (I.E., a Custodial Subsidy Account) and one custodial account for Buydown Funds, if applicable (I.E., a Custodial Buydown Account), shall be established and maintained for the Mortgage Loans. Without the written consent of the Master Servicer, funds in these accounts may not be commingled with other funds held by the Servicer. If the Mortgage Loans are owned by more than one Owner, the Servicer shall establish an Eligible Account ("Eligible Custodial P&I Account") to serve as the Custodial P&I Account.

     6.1.3 CUSTODIAL ACCOUNT MAINTENANCE. The Servicer must ensure that each Custodial P&I Account, Custodial T&I Account, Custodial Subsidy Account and Custodial Buydown Account (if applicable) meets the following guidelines:

               (a)  the accounts must be Eligible Accounts;

               (b) the name of each Custodial P&I Account, Custodial T&I Account and Custodial Buydown Account shall include a reference to the name of the Owner of the related Mortgage Loans or the designation of the respective pool or subpool of such Mortgage Loans as prescribed by the Master Servicer;

               (c) the Servicer must transfer all funds on hand relating to such Mortgage Loans, Monthly Payments due on or after the related Cut-Off Date and any principal prepayments received after the related Cut-Off Date, into the appropriate custodial accounts meeting the requirements of Sections
                    6.1.1 and 6.1.2 hereof;

               (d) beginning with any payment due on or after the related Cut-Off Date, all collections on the Mortgage Loans must be credited to the appropriate custodial account no later than the first Business Day following receipt;

               (e) (i) the Servicer shall not permit the balance of any Custodial P&I Account to exceed the Threshold Amount or include any amounts then required to be remitted to the Master Servicer Custodial Account pursuant to Section 18.3.1, (ii) in the event the Servicer collects amounts in excess of the Threshold Amount prior to the next scheduled transfer of funds to the respective Master Servicer Custodial Account, the Servicer must transfer the excess funds directly to the related Master Servicer Custodial Account by wire before the close of business on any day on which the amount on deposit in such account exceeds the Threshold Amount and (iii) in the event that the Servicer fails to transfer the funds in excess of the Threshold Amount to the related Master Servicer Custodial Account or to remit to the Master Servicer Custodial Account the Monthly Remittance on the Remittance Date pursuant to
                    Section 18.3.1, the Master Servicer is authorized to debit such Custodial P&I Account and transfer such amounts to the related Master Servicer Custodial Account;

               (f) (i) the Servicer must file with the Master Servicer the appropriate ACH Debit Form for each Custodial P&I Account;
                    (ii) the Master Servicer may monitor the principal balance of each Custodial P&I Account and may issue an ACH debit for amounts on deposit in any such account in excess of the Threshold Amount or otherwise in violation of Section 6.1.3(e); (iii) such amounts will immediately be deposited into the appropriate Master Servicer Custodial Account; and
                    (iv) the ability of the Master Servicer to withdraw and remit such funds to the appropriate Master Servicer Custodial Account does not relieve the Servicer of its obligations to remit such funds to the related Master Servicer Custodial Account;

               (g) upon the establishment of a Custodial P&I Account, Custodial T&I Account or Custodial Buydown Account, the Servicer shall promptly advise the Master Servicer in writing of, or of any change in, the name and address of the depository, the individual employee of the depository who is responsible for overseeing such account, the account number, the title of the account and the individuals whose names appear on the signature card; and

               (h) (i) establishment and maintenance of the Custodial P&I Account, Custodial T&I Account and Custodial Buydown Account will be an expense of the Servicer; (ii) such custodial accounts may be interest-bearing accounts provided that such accounts comply with all local, state and federal laws and regulations governing interest-bearing accounts and, in the case of a Custodial T&I Account or Custodial Buydown Account, governing Borrower escrow accounts; and (iii) the Servicer must ensure that all interest credited to any custodial account that is not due the Borrower is removed by the Servicer within 30 days after receipt of such interest.

     6.1.4 ESCROW INVESTMENT. If the Servicer elects or is required by law to deposit the Borrower's Escrow Funds into an interest-bearing custodial account, the Servicer shall either (a) deposit such funds into an account which permits withdrawal on demand so as to pay Escrow Items as they come due, or (b) invest such funds in an Eligible Account so that adequate funds mature the Business Day prior to the date payment is due for each Escrow Item.

     6.1.5 CLEARING ACCOUNT. If the Servicer finds it necessary to use a clearing account, the following guidelines must be followed:

               (a) the titles of such accounts must reflect that they are custodial in nature, and the depository in which the accounts are maintained must be informed in writing that the accounts are custodial accounts;

               (b) a check drawn on or funds transferred from a Custodial P&I Account or Custodial T&I Account must be deposited to a disbursement clearing account before or at the same time as any checks on the clearing account are issued;

               (c) a single clearing account must not be utilized both as a collection and disbursement clearing account;

               (d) the accounts must be held at depository institutions in which accounts are insured by the FDIC, through either the BIF or SAIF;

               (e) the Servicer must maintain adequate records and audit trails to support all debits and credits of each Borrower's payment records and accounts; and

               (f) collections deposited to a depository clearing account must be credited to the appropriate custodial account no later than one Business Day following receipt by the Servicer.

     6.1.6 CUSTODIAL BUYDOWN ACCOUNT. The Servicer must establish a separate custodial account to hold Buydown Funds on Mortgage Loans being serviced for the Owner of the related Mortgage Loans, its successors and assigns. These accounts must be clearly marked to indicate that the Servicer is a custodian for Buydown Funds being held for the Owner of the related Mortgage Loans, its successors and assigns.

     6.1.7 MASTER SERVICER CUSTODIAL ACCOUNT. The Master Servicer shall establish a segregated Master Servicer Custodial Account which relates to all the Mortgage Loans owned by each common Owner into which the Servicer shall remit, on or before each Remittance Date, all amounts due pursuant to
     Section 18.3 hereof.  The name assigned
     to each Master Servicer Custodial Account shall include a reference to the Owner of the related Mortgage Loans. The Master Servicer shall be the only party authorized to direct the withdrawal of funds from each Master Servicer Custodial Account. In the Master Servicer's reasonable discretion and where the Owner of the related Mortgage Loans is a trust which has issued mortgage backed securities backed by such Mortgage Loans, the Master Servicer may elect to employ a certificate account created under the related pooling and servicing agreement as the related Master Servicer Custodial Account.

     6.1.8 CUSTODIAL SUBSIDY ACCOUNT. The Servicer must establish a separate custodial account to hold Subsidy Funds on Mortgage Loans being serviced for the Owner of the related Mortgage Loans, its successors and assigns. These accounts must be clearly marked to indicate that the Servicer is a custodian for Subsidy Funds being held for the Owner of the related Mortgage Loans, its successors and assigns.

Section 6.2    CUSTODIAL P&I ACCOUNT

     6.2.1 MANDATORY DEPOSITS. The following funds must be deposited into each related Custodial P&I Account within one Business Day after the Servicer's receipt of such amounts, or in the case of clause (d) hereof, on the Remittance Date or, in the case of clause (f) hereof, on the Business Day after the Servicer's receipt of the Borrower's required monthly payment under the related subsidy agreement:

               (a) Principal collections from related Mortgage Loans (including Prepayments in Full and Curtailments), together with Month End Interest, if applicable, other than the Month End Interest Shortfall;

               (b) Interest collections from related Mortgage Loans (net of Servicing Fees or other compensation of the Servicer as set forth in Section 4.8.1);

               (c) Liquidation Proceeds and Insurance Proceeds from related Mortgage Loans other than proceeds held in an escrow account and applied to the restoration and repair of the related Mortgaged Property;

               (d)  related P&I Advances;

               (e) the proceeds of any purchase, or substitution under a purchase agreement, of a related Mortgage Loan by the Servicer or a Representing Party, or sale of an REO; and

               (f) an amount from the Custodial Subsidy Account that when added to the Borrower's payment will equal the full monthly amount due under the related Mortgage Note.

     6.2.2 OPTIONAL DEPOSITS. The following funds may, but are not required to, be deposited into each related Custodial P&I Account:

               (a)  late charges;

               (b)  prepayment fees;


               (c)  penalty interest;

               (d)  assumption fees; and

               (e) unapplied funds if the Borrower that remitted such funds is not required to maintain Escrow Funds.

     The Servicer shall maintain separate accounting for each of the foregoing types of funds. Provided that the Servicer is not in default of its obligations hereunder, the Servicer may retain any late charges, prepayment fees, penalty interest and assumption fees as additional servicing compensation.

     6.2.3 PERMISSIBLE WITHDRAWALS. The Servicer may make withdrawals from each related Custodial P&I Account solely for the following:

               (a)  remittances to the related Master Servicer Custodial
                    Account;

               (b) reimbursement to itself for advances which have been recovered by subsequent collections including late payments, Liquidation Proceeds or Insurance Proceeds, to the extent funds on deposit recovered by such subsequent collections relate to the Mortgage Loans as to which such advances were made;

               (c) interest earnings on deposits to the related Custodial P&I Account, but only to the extent that such interest has been credited;

               (d)  removal of amounts deposited in error;

               (e) removal of charges or other such amounts deposited on a temporary basis in the account;

               (f)  removal of Servicing Fees to the extent deposited therein;
                    and

               (g)  termination of the account.

     6.2.4 ACCOUNT BENEFICIARY. Each Custodial P&I Account (other than any Eligible Custodial P&I Account) must be titled to show the respective interests of the Servicer as trustee and of the Master Servicer as beneficiary.

     6.2.5 USE OF ACCOUNTS. The Servicer shall not use the Custodial P&I Account as a collection clearing account.

Section 6.3    CUSTODIAL T&I ACCOUNT

     6.3.1 MANDATORY DEPOSITS. The following funds must be deposited into each respective Custodial T&I Account:

               (a)  related Borrowers' Escrow Funds;

               (b)  related T&I Advances;

               (c)  the remaining balance of Title Insurance loss drafts;

               (d) rent receipts to offset any related T&I Advances by the Servicer;

               (e)  unapplied funds; and

               (f) Liquidation Proceeds from a related Mortgage Loan that offset a deficit balance in the related Borrower's Escrow Funds.

     6.3.2 PERMISSIBLE WITHDRAWALS. With respect to each related Borrower, the Servicer may make withdrawals from each respective Custodial T&I Account to the extent of the balance of such related Borrower's Escrow Funds for the following:

               (a) timely payment of such related Borrower's taxes and insurance premiums;

               (b) refunds to such related Borrower of excess Escrow Funds collected from him;

               (c) recovering T&I Advances made with respect to such related Borrower by the Servicer;

               (d) payment of interest, if required, to such related Borrower on his Escrow Funds;

               (e)  removal of any deposits made in error; and

               (f)  termination of the account.

     6.3.3 ACCOUNT REQUIREMENTS. Each Custodial T&I Account is to be designated in the name of the Servicer acting as an agent for the individual related Borrowers to make such Escrow Item payments in order to show that the account is custodial in nature. The Servicer is required to keep records identifying each Borrower's payment deposited into the account.

     6.3.4 ACCOUNT BALANCE. The Servicer must never allow any Custodial T&I Account to become overdrawn as to any individual related Borrower. If there are insufficient funds in the account, the Servicer must advance its own funds to cure the overdraft.

Section 6.4    ELIGIBLE ACCOUNT INVESTMENTS

     6.4.1 ELIGIBLE INVESTMENTS PERMITTED. Unless prevented or restricted by written notice of the Master Servicer pursuant to Section 6.4.5 hereof, the Servicer may, from time to time, withdraw funds from an Eligible Account, other than a Custodial T&I Account, and immediately invest such funds in Eligible Investments in accordance with this Agreement. Upon the maturity of such Eligible Investments, such funds shall be redeposited into the Eligible Account which they were drawn from or into the Master Servicer Custodial Account. Where the Owner of the related Mortgage Loans is a trust which has issued mortgage backed securities securitized by such Mortgage Loans and where a statistical rating agency selected by such Owner to rate such mortgage backed securities shall require that Eligible Investments can only be made if such funds remain within an Eligible Account, then the Master Servicer shall notify the Servicer, pursuant to
     Section 6.4.5 hereof, that the Servicer's ability to invest in Eligible Investments shall be so restricted and that no withdrawal of funds from an Eligible Account for the purpose of making an Eligible Investment shall be allowed.

     6.4.2 ELIGIBLE INVESTMENT RESTRICTIONS. No Eligible Investment shall be sold or disposed of at a gain prior to maturity unless the Servicer has obtained the consent of the Master Servicer.

     6.4.3 ELIGIBLE INVESTMENT INCOME. All income (other than any gain from a sale or disposition of the type referred to in Section 6.4.2 hereof) realized from any such Eligible Investment shall be for the benefit of the Servicer as additional servicing compensation.

     6.4.4 ELIGIBLE INVESTMENT LOSSES. The amount of any losses incurred in respect of any investments permitted under this Section 6.4 shall be deposited in the Master Servicer Custodial Account by the Servicer out of its own funds immediately as realized. The Master Servicer may, in its reasonable discretion, from time to time, require the Servicer to provide a reasonable amount of security to cover the risk of such investment losses. To the extent that the Servicer shall not immediately deposit the amount of such losses in the Master Servicer Custodial Account, the Master Servicer may immediately act against such security as well as pursue all other remedies permitted by law.

     6.4.5 ELIGIBLE INVESTMENT LIMITATIONS. At any time, the Master Servicer, in its reasonable discretion, may restrict or totally limit the ability of the Servicer to invest in Eligible Investments pursuant to this
     Section 6.4.

     6.4.6 ELIGIBLE INVESTMENTS REPORTS. The Servicer shall, at any time provide such information and reports regarding its Eligible Investments under this Agreement as the Master Servicer may request.

                                    ARTICLE 7

                            MORTGAGE LOAN ACCOUNTING

Section 7.1    IN GENERAL

     7.1.1 MORTGAGE LOAN ACCOUNTING PRACTICES. The Servicer shall administer the application and accounting of payments made on the Mortgage Loans in accordance with the provisions of this Agreement.

     7.1.2 RECORD KEEPING. The Servicer must maintain complete and accurate records of all transactions affecting any Mortgage Loan. Each Mortgage Loan must be clearly marked to indicate that it is being serviced for the Owner of such Mortgage Loan, its successors and assigns.

     7.1.3 RECORD REVIEW. The Master Servicer and its designee have the right to:

               (a) conduct reviews and audits of the Servicer's records and operating procedures during any Business Day; and

               (b) examine the Servicer's financial records, the Borrowers' Escrow Funds records and any and all other relevant documents and materials, whether held by the Servicer or by another on behalf of the Servicer, to ensure compliance with terms and conditions of this Agreement and the Master Servicer's standards.

Section 7.2    MORTGAGE LOAN RECORDS

     7.2.1 ACCOUNT RECORDS. Permanent Mortgage Loan account records must be maintained by the Servicer for each Mortgage Loan. Each account record must be identifiable by the Servicer Loan Number.

     7.2.2 ACCOUNT RECORD INFORMATION. The Servicer shall maintain the following information for each Mortgage Loan in a readily accessible form:

               (a)  the Master Servicer Loan Number;

               (b)  the current Unpaid Principal Balance;

               (c) the date of receipt, amount of payment and distribution of such payment for each Monthly Payment received with respect to such Mortgage Loan as to each related Due Date;

               (d) for ARM Loans, the current Mortgage Interest Rate, all limitations contained in the Mortgage Note with respect to periodic adjustments in the Mortgage Interest Rate, the scheduled Interest Adjustment Dates, Payment Adjustment Dates, the Gross Margin and the Index;

               (e) other transactions affecting the amounts due from or payable to the related Borrower;

               (f) the current outstanding balances of principal and interest deposits, advances, taxes and insurance deposits and unapplied payments with respect to such Mortgage Loan;

               (g)  any overdraft of the Borrower's Escrow Funds;

               (h)  any servicing reports or loan histories; and

               (i) any other information customarily maintained by a mortgage loan servicer of one to four family residential mortgages.

     7.2.3 ACCOUNTING PRACTICE. Except as otherwise provided herein, all Mortgage Loan account records must be maintained according to (a) the Uniform Single Audit Program for Mortgage Bankers and (b) where applicable, sound and generally accepted accounting practices.

     7.2.4 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. At the request of the Master Servicer, the Servicer shall provide to the Master Servicer, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision and the examiners of the FDIC, as appropriate, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or the FDIC, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. The Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Servicer.

Section 7.3    ACCOUNTING PROCEDURES

     7.3.1 PRINCIPAL AND INTEREST COMPUTATION. All Mortgage Loans must amortize with interest calculated and paid in arrears. Under this method, the interest due from a Borrower on a Due Date is calculated based on (a) the Unpaid Principal Balance of the related Mortgage Loan prior to application of the principal portion of the related current Monthly Payment, (b) thirty days interest at the related Mortgage Interest Rate and
     (c) adjusted as herein provided for the effects of Curtailments, Partial Liquidation Proceeds, Prepayments in Full and Liquidations. The calculated interest portion is then subtracted from the related Monthly Payment to obtain the principal portion. The principal portion is then applied to the Unpaid Principal Balance of the related Mortgage Loan. The amount to be applied to interest for a multiple installment must be calculated using the Unpaid Principal Balance of the related Mortgage Loan remaining after the previous interest calculation and principal application.

     7.3.2 AMORTIZATION REQUIREMENT. The amortization of each Mortgage Loan must reduce to zero, or as to Balloon Loans, the respective Balloon Amount, at the end of the Mortgage Loan term through the application of regular monthly payments. Capitalization of interest is not permitted, except as provided by the terms of any Mortgage Loan that provides for negative amortization.

     7.3.3 NEGATIVE AMORTIZATION. To the extent any Mortgage Loan provides for negative amortization, such as a GPM or GPARM Loan, the Servicer must assure that the Unpaid Principal Balance of such Mortgage Loan never exceeds the related Maximum Negative Amortization Amount, and that the related Monthly Payment is recast as provided for in the Mortgage Note such that the balance fully amortizes within the remaining term of such Mortgage Loan.

     7.3.4 INTEREST CALCULATIONS. Monthly interest calculations for periods of a full month must be based on a 30-day month and a 360-day year.
     Factors used for such calculations should be carried to ten decimal places. The dollar amount of any interest payment shall be carried out to four decimal places. Interest calculations for a period of less than a full month must be based on a 365-day year.

     7.3.5 BUYDOWN LOANS. The Servicer must amortize a Mortgage Loan for which Buydown Funds are applied at the Mortgage Interest Rate, not at the buy-down rate, in order to ensure that payments are collected to amortize properly the Mortgage Loan.

Section 7.4    APPLICATION PROCEDURE

     7.4.1 APPLICATION PRIORITY. A payment from a Borrower will normally consist of interest, principal, deposits for insurance and taxes and late charges, if applicable. Payments received from Borrowers must be applied in the order provided for in the related Security Instrument. To the extent not inconsistent with the related Security Instrument, such payments shall be applied in the following order:

               (a)  required monthly interest;

               (b)  required monthly principal;

               (c)  deposits for taxes and insurance;

               (d)  prepayment charges; and

               (e) any fees which may be retained by the Servicer, including late charges, returned check fees, and assumption fees.

     7.4.2 REAPPLICATION OF PRIOR PAYMENTS. The Servicer may not reapply prior prepayments or accumulated Curtailments for payment of subsequent installments.

     7.4.3 ADVANCE PAYMENTS. Payments made by the Borrower to satisfy future installments must be accounted for as prepaid installments of principal and interest. The Servicer should contact the Borrower if there is a question about the Borrower's intention in making any unscheduled payment.

Section 7.5    CURTAILMENTS

     7.5.1 CURTAILMENT AMOUNT. The Servicer may accept Curtailments at any time. If a Mortgage Loan is delinquent, funds received must first be applied to bring the Mortgage Loan current. If there are excess funds after the application of amounts received from the Borrower to pay the related Monthly Payment, the excess funds represent a Curtailment and may be applied as a partial principal prepayment.

     7.5.2 CURTAILMENT APPLICATION. If a Curtailment is received on or after the Due Date, the Servicer may either (i) retroactively apply the Curtailment to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date, or (ii) to the extent permitted by law and the Mortgage Loan, apply such Curtailment at the end of the current period. The interest portion of the next installment due is then calculated based on the Unpaid Principal Balance of the related Mortgage Loan after application of the Curtailment.

     7.5.3 EFFECT OF CURTAILMENT. A Curtailment may not be used to reduce the related Monthly Payment or the related Mortgage Interest Rate for any Mortgage Loan, or to postpone the Due Date of any payment.

     7.5.4 CURTAILMENT TRANSMISSION. Each Curtailment must be deposited into the related Custodial P&I Account within one Business Day after receipt and must be remitted no later than the regularly scheduled Monthly Remittance to the related Master Servicer Custodial Account.

Section 7.6    LIQUIDATIONS

     7.6.1 MONTH END INTEREST. If a Prepayment in Full of a Mortgage Loan occurs, such prepayment is received by the Servicer on or after the Determination Date in the month in which such prepayment occurs, and the Servicer does not receive a full 30 days of interest (calculated on a 30-day month, 360-day year basis) on the prepaid amount for the month in which such Prepayment in Full occurs, the Servicer must pay, to the extent of the portion of its Monthly Servicing Compensation pursuant to clause (a) of
     Section 4.8.1 for all Mortgage Loans, the Month End Interest on all such Mortgage Loans so prepaid in full on the Remittance Date in the month following the month of such prepayment. To the extent that the portion of Servicer's Monthly Servicing Compensation pursuant to clause (a) of Section 4.8.1 for all Mortgage Loans is insufficient funds to pay all such Month End Interest, the resulting Month End Interest

     Shortfall for any month shall not be recoverable from the Servicer or any other source in the future. The payment of Month End Interest by the Servicer, as provided for above, shall not be an "advance" and shall not be reimbursable from the proceeds of any Mortgage Loan.

     7.6.2 LIQUIDATION REPORTS. The Servicer will report information with respect to Liquidations in the monthly reports delivered to the Master Servicer by the eighteenth calendar day of each succeeding month.

     7.6.3 DEPOSIT OF FUNDS. Within one day after the Liquidation of a Mortgage Loan, the Servicer shall deposit the related Liquidation Proceeds together with the related Month End Interest into the related Custodial P&I Account.

     7.6.4 DOCUMENT REQUEST. Within five Business Days after any Liquidation, the Servicer must complete and send a Request for Release of Documents to the Master Servicer.

Section 7.7    REALIZED LOSSES

     7.7.1 LIQUIDATION REALIZED LOSS DETERMINATION. With respect to the calculation of a Realized Loss suffered on the related Mortgage Loan on a Liquidation of such Mortgage Loan, the amount of such Realized Loss is equal to (a) the sum of:

               (i)       Unpaid Principal Balance;

               (ii)      unpaid interest accrued at the related Mortgage
                         Interest Rate;

               (iii) attorneys' fees and other foreclosure and sale expenses;

               (iv)      unpaid taxes;

               (v)       unpaid property maintenance expenses;

               (vi)      unpaid insurance premiums; and

               (vii)     hazard loss expenses;

     less (b) the sum of:

               (i)       the balance of Escrow Funds, if any;

               (ii)      any refund of any Hazard Insurance premium;

               (iii)     rental income receipts;

               (iv)      Insurance Proceeds;

               (v)       cash proceeds of any foreclosure sale;

               (vi)      proceeds from sale of a REO; and

               (vii) any amounts received pursuant to bankruptcy or insolvency proceedings.

     7.7.2 BANKRUPTCY REALIZED LOSS DETERMINATION. With respect to the calculation of a Realized Loss on a Mortgage Loan subject to a Deficient Valuation, the amount of the Realized Loss is the difference between the Unpaid Principal Balance of the related Mortgage Loan immediately prior to the Deficient Valuation and the Unpaid Principal Balance as reduced by the Deficient Valuation.

     7.7.3 REPORTING REQUIREMENT. As to any defaulted Mortgage Loan, the Servicer must account to, and report in writing to, the Master Servicer as to any Realized Loss (or gain) upon the Liquidation or Deficient Valuation in respect of such Mortgage Loan.

     7.7.4 SERVICER'S LIABILITY. Except in the case of a purchase by the Servicer of a Mortgage Loan from the Owner thereof due to a breach of a representation or warranty by the Servicer or failure to perform the servicing procedures as set forth in this Agreement, the Servicer is not liable for any Realized Loss on any Mortgage Loan.

                                    ARTICLE 8

                                    ARM LOANS

Section 8.1    ARM LOAN SERVICING

     8.1.1 IN GENERAL. It is the Servicer's responsibility to enforce each ARM Loan (and any other Mortgage Loan) according to its terms and in conformity with all applicable law. The Servicer's records must, at all times, reflect the then-current Mortgage Interest Rate and Monthly Payment for such ARM Loan and the Servicer must timely notify the Borrower of any changes to the Mortgage Interest Rate and/or the Borrower's Monthly Payment.

     8.1.2 SERVICER'S LIABILITY. If the Servicer fails to make either a timely or accurate adjustment to the Mortgage Interest Rate or Monthly Payment for an ARM Loan or to notify the Borrower of such adjustments, and subsequently receives a short Monthly Payment, the Servicer must pay from its own funds any shortage until the Servicer has made the necessary corrections in conformance with applicable law so as to secure the correct Monthly Payment from the Borrower. In the event that such error results in the Borrower making a Monthly Payment in excess of the amount which he should have made if such adjustment were properly calculated, then the Servicer shall promptly (a) make the required adjustment to the Borrower's Monthly Payment and Mortgage Interest Rate so that they reflect the amounts as properly calculated as of the related Payment Adjustment Date, (b) refund to the Borrower the amount of any such excess received by the Servicer from the related Payment Adjustment Date and (c) deduct from the respective Custodial P&I Account or the Master Servicer Custodial Account the amount of such refund to reimburse the Servicer for making such refund. If the Servicer's failure to make a scheduled change affects the Owner of the ARM Loan's rights to make future adjustments under the terms of the ARM Loan, the Servicer shall be required to purchase the ARM Loan. Any amounts paid by the Servicer pursuant to this Section shall not be an advance and shall not be reimbursable from the proceeds of any Mortgage Loan.

     8.1.3 ADJUSTMENT REPORTS. All Mortgage Interest Rate and Monthly Payment adjustments must be reported to the Master Servicer in a ARM Loan change report.

     8.1.4 SUBSTITUTE INDEX. If the Index required to be used to determine the Mortgage Interest Rate for a Mortgage Loan is not available on an Interest Adjustment Date, the Servicer, after consultation with the Master Servicer, will select an alternative interest rate index that is readily verifiable by Borrowers.

Section 8.2    NOTICE OF PERIODIC ADJUSTMENT

     8.2.1 NOTICE REQUIREMENT. The Notice of Periodic Adjustment is the legal and official announcement to the Borrower of an ARM Loan of a change in the Mortgage Interest Rate or the Monthly Payment. The Servicer must send this notice to the

     Borrower, as stated in the related Mortgage Note and in accordance with applicable law, and at least 25 days before each Payment Adjustment Date.

     8.2.2 NOTICE CONTENTS. Each Notice of Periodic Adjustment pertaining to an ARM Loan shall include the following information:

               (a)  the new Mortgage Interest Rate;

               (b) the date on which the new Mortgage Interest Rate becomes effective, that is, the Interest Adjustment Date;

               (c) the Index value on which the new Mortgage Interest Rate is based, the Gross Margin, and how the new Mortgage Interest Rate was calculated;

               (d) the projected Unpaid Principal Balance on the upcoming Payment Adjustment Date, assuming timely payment of the remaining Monthly Payments due prior to the Payment Adjustment Date;

               (e)  the new Monthly Payment;

               (f) the Payment Adjustment Date, that is, the date on which the new Monthly Payment becomes effective;

               (g) the dates of the next Interest Adjustment Date and Payment Adjustment Date;

               (h) the fact that the Borrower may repay the ARM Loan in whole or in part without penalty at any time;

               (i) the title and telephone number of an employee of the Servicer who can answer questions about the notice; and

               (j) if the Borrower is eligible and has the right to convert the ARM Loan to a fixed rate Mortgage Loan, such shall be stated.

     8.2.3 LEGAL COMPLIANCE. The Servicer also must ensure that the Notice of Periodic Adjustment provides the Borrower with any other disclosure information required by applicable federal or state laws or regulations.

Section 8.3    ARM LOAN CONVERSION

     8.3.1 SERVICER'S DETERMINATION. In the event a Borrower with a convertible ARM Loan exercises its option to convert such Mortgage Loan to a fixed interest rate, the Servicer will determine whether the conditions and qualifications for conversion have been met and determine the fixed rate to be applied to such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     8.3.2 CONVERSION NOTIFICATION. Upon any such conversion, the Servicer shall prepare an ARM Loan conversion notification and send such notification to the Master Servicer within three Business Days after the conversion.

     8.3.3 PURCHASE BY SERVICER. If a Converted Mortgage Loan is owned by a trust which has issued mortgage-backed securities, then the Servicer will purchase such Converted Mortgage Loan from the applicable trust at the Purchase Price by depositing the Purchase Price into the respective Custodial P&I Account.

                                    ARTICLE 9

                               MORTGAGE LOAN FILES

Section 9.1    OWNER MORTGAGE LOAN FILES

     9.1.1 OWNER MORTGAGE LOAN FILE REQUIREMENTS. For each Mortgage Loan, the Servicer will ensure that an appropriate Custodian will maintain an Owner Mortgage Loan File on behalf of the Owner of such Mortgage Loan that contains each of the following documents:

               (a) the original related Mortgage Note pertaining to such Mortgage Loan endorsed by the respective prior owner of such Mortgage Loan to the Owner of such Mortgage Loan, in the manner described in Section 9.3.1 hereof (which may be endorsed in blank); the Servicer will assure that the related Mortgage Note shall include all prior and intervening endorsements as are necessary to show a complete chain of endorsements from the respective Loan Originator to the respective prior owner of such Mortgage Loan;

               (b) either the recorded original related Security Instrument pertaining to such Mortgage Loan, together with any addenda and riders, certified by the recording office, or, if the related Security Instrument is in the process of being recorded, a photocopy of the related Security Instrument, certified by an Officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the related Security Instrument transmitted for recordation;

               (c) either a recorded original Assignment of the related Security Instrument from the respective prior owner of such Mortgage Loan assigning the related Security Instrument to the Owner of such Mortgage Loan, in the manner described in
                    Section 9.3.2 hereof (which may be assigned in blank), certified by the recording office, or, if such Assignment is in the process of being recorded, a photocopy of the related Security Instrument transmitted for recordation certified by an Officer of the respective prior owner of such Mortgage Loan to be a true and correct copy of such Assignment submitted for recordation; if recordation is waived by the Servicer pursuant to the provisions of Section 11.6.4 hereof, the Custodian will hold such an Assignment in recordable form (which may be assigned in blank);

               (d) each recorded original intervening Assignment of the Security Instrument as is necessary to show a complete chain of title from the respective Loan Originator to the respective prior owner of such Mortgage Loan or, if any such original is unavailable because it is in the process of being recorded, a photocopy of such intervening Assignment certified by an

                    Officer of the prior owner of such Mortgage Loan to be a true and correct copy of such intervening Assignment submitted for recordation;

               (e) an original Title Insurance policy pertaining to such Mortgage Loan or, with respect to loans secured by properties in jurisdictions where title policies are not available, the original attorney's opinion of title; in the event that the policy has not been issued or is not otherwise available, (i) a written binding ALTA commitment for such a policy (or a photocopy thereof) issued by the respective title insurance company or (ii) a Preliminary Title Report (or a photocopy thereof) if the Mortgaged Property are in a state designated by the Master Servicer as a Preliminary Title Report state;

               (f) for each Mortgage Loan listed on Schedule I to this Agreement which is required to have Primary Mortgage Insurance pursuant to this Agreement or the related Mortgage Loan Documents, a Primary Mortgage Insurance policy or a certificate of Primary Mortgage Insurance (or a photocopy thereof) issued by the respective insurer or its agent indicating that such a policy is in effect;

               (g) for each Mortgage Loan listed on Schedule I to this Agreement which is required to have Pool Insurance pursuant to this Agreement or the related Mortgage Loan Documents, a Pool Insurance certificate (or a photocopy thereof) issued by the respective insurer or its agent indicating the eligibility of such Mortgage Loan for such Pool Insurance;

               (h) originals of each assumption agreement, modification, written assurance or substitution agreement pertaining to such Mortgage Loan, if any, or, if any such document is in the process of being recorded, a photocopy of such document, certified by an Officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of such document transmitted for recordation;

               (i) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an Officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation; and

               (j) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

               (i)   The stock certificate;

               (ii)  The stock power executed in blank;

               (iii) The executed proprietary lease;

               (iv)  The executed recognition agreement;

               (iv)  The executed assignment of recognition agreement;

               (v) The executed UCC-1 financing statement with evidence of recording thereon; and

               (vi) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     9.1.2 CUSTODIAN. The Custodian will hold originals of all documents included in each Owner Mortgage Loan File charged to his custody except that copies of recorded Security Instruments or Assignments will be held if the originals are held by the recording office. If the original Security Instrument, Assignment from the respective prior owner of the related Mortgage Loan to the Owner of the related Mortgage Loan or any prior Assignment of the Security Instrument has not been delivered to the Custodian on the date of the transfer of ownership of such Mortgage Loan to the Owner because it is in the process of being recorded, the Servicer will within five Business Days after its receipt of the original recorded document, deliver it to the Custodian. The Servicer will promptly deliver to the Custodian any other Mortgage Loan Document to be included in an Owner Mortgage Loan File, charged to the custody of the Custodian, that comes into Servicer's possession.

          Notwithstanding any other provision of this Agreement, to the extent that certain Mortgage Loans are owned by a trust which has issued mortgage-backed securities which are securitized by such Mortgage Loans and the Master Servicer has given prior written notice to the Servicer, the related Owner and the existing Custodian, if any, the trustee acting on behalf of such trust shall be regarded as the Custodian hereunder and the custodial arrangements pursuant to the related Pooling and Servicing Agreement shall instead control the custody of the related Mortgage Loan Documents.

     9.1.3 RELEASE OF DOCUMENTS FROM OWNER MORTGAGE LOAN FILE. In the event any document contained in an Owner Mortgage Loan File is needed by the Servicer for the proper servicing of a Mortgage Loan, the Servicer must send to the Owner of the related Mortgage Loan or the Custodian, as the case may be, a request for release of documents. The Master Servicer hereby authorizes the Owner of the related Mortgage Loan, or the Custodian, as the case may be, to release such Mortgage Loan Documents after receipt of such Servicer's request (i) upon payment in full of such Mortgage Loan,
     (ii) when necessary for foreclosure or (iii) for such other cause as the Master

     Servicer deems appropriate, in its reasonable discretion. The Servicer will be responsible for such Mortgage Loan Documents while they are in transit and while they are in its possession and will be deemed to hold such Mortgage Loan Documents in trust for the benefit of the Owner of the related Mortgage Loan. If such Mortgage Loan has not been paid in full or otherwise liquidated, the Servicer shall promptly return such Mortgage Loan Documents when they are no longer required. Notwithstanding the foregoing, unless such Mortgage Loan has been liquidated or the related Mortgage Loan Documents have been delivered to an attorney, a public trustee or other public official in order to foreclose on the related Mortgaged Property, all such Mortgage Loan Documents released by the Owner of the related Mortgage Loan, or the respective Custodian, as the case may be, must be returned within 21 calendar days after their release.

     9.1.4 EXECUTION BY OWNER. In the event the Owner of the related Mortgage Loan's signature is required on any document with respect to a Mortgage Loan for any reason, including payment in full, assumption or foreclosure, the Servicer shall deliver to the Master Servicer a written notice requesting that the Owner of the related Mortgage Loan execute such documents and certifying as to the reason such documents are required. Upon receipt of such executed documents, the Servicer will record, file or deliver such documents as appropriate for the proper servicing of such Mortgage Loan.

     9.1.5 CUSTODIAL FEES. The Servicer is responsible for the related ongoing fees of each Custodian. Each Custodian shall bill the Servicer directly for its fees. If for any reason at any time the Master Servicer pays custodial fees, the Servicer will promptly reimburse the Master Servicer for such payments.

     9.1.6 REPRESENTING PARTY OFFICERS' CERTIFICATE. If it is necessary for the respective Representing Party to deliver an Officers' certificate with respect to the existence of a Title Insurance policy or a Primary Mortgage Insurance policy for several Mortgage Loans, the Master Servicer may consent to the delivery of a single Officers' certificate of the respective Representing Party for a schedule of mortgage loans in lieu of a separate Officers' certificate for each such Mortgage Loan.

     9.1.7 FINANCING ARRANGEMENTS. To the extent that the Owner of a Mortgage Loan shall utilize such Mortgage Loan as collateral for a financing, the endorsements which are required pursuant to Section 9.1.1 hereof with respect to the original related Mortgage Note, the original related Security Instrument, and the original and each intervening Assignment of the related Security Instrument shall also include such further endorsements as such Owner, in accordance with the relevant financing documents, shall direct.

Section 9.2    SERVICER MORTGAGE LOAN FILES

     9.2.1 SERVICER MORTGAGE LOAN FILE REQUIREMENTS. The Servicer must maintain a Servicer Mortgage Loan File for each Mortgage Loan, which may be distributed among several different files, each of which shall be clearly marked with the Servicer Loan Number and shall be readily accessible to the Master Servicer during regular business hours, that includes the following:

               (a) copies of each of the documents listed in Section 9.1.1 that are held by the Custodian;

               (b) an original Hazard Insurance policy, or a copy thereof, or a certificate of insurance issued by the applicable insurer or its agent indicating such a policy is in effect for the related Mortgaged Property;

               (c) a Flood Insurance policy or a certificate of insurance issued by the insurer or its agent indicating that such a policy is in effect with respect to the related Mortgaged Property, if Flood Insurance is required pursuant to the provisions of Section 15.4 or Section 16.6 hereof for such Mortgaged Property;

               (d) originals or copies of all documents submitted to a Primary Mortgage Insurer for credit and property underwriting approval with respect to the related Mortgaged Property, if Primary Mortgage Insurance is required pursuant to the provisions of Section 15.2 hereof for such Mortgaged Property;

               (e) the originals of all RESPA and Regulation Z disclosure statements executed by the Borrower with respect to such Mortgage Loan;

               (f) the related Appraisal Report made at the time such Mortgage Loan was originated;

               (g) the HUD-1 or other settlement statement for the purchase or refinance, as the case may be, of the Mortgaged Property by the Borrower and mortgagor under the related Mortgage Note and Security Instrument with respect to such Mortgage Loan;

               (h)  evidence of any tax service contract, if any;

               (i) copies of documentation, including the appropriate approval by the Master Servicer, relating to any modifications to the related original Mortgage Loan Documents;

               (j) documentation, including the appropriate approval by the Master Servicer, relating to any releases of any collateral supporting such Mortgage Loan;

               (k) collection letters or form notices sent to the Borrower with respect to such Mortgage Loan, but only if the Servicer does not maintain separate collection files, including all collection letters or notices, indexed by Borrower;

               (l) foreclosure correspondence, bankruptcy correspondence and legal notifications, if applicable with respect to the related Mortgaged Property; and

               (m) all other related Mortgage Loan Documents which are customarily maintained in accordance with Prudent Servicing Practices in a mortgage loan file in order to properly service a mortgage loan including, without limitation, documents regarding title claims.

     9.2.2 SERVICER MORTGAGE LOAN FILE ACCESS. The Servicer acknowledges that each Servicer Mortgage Loan File will be held in trust for the Owner of such Mortgage Loan. The Servicer further acknowledges that the Master Servicer may, from time-to-time, request immediate delivery of any or all Mortgage Loan records and documents to the Master Servicer, the Owner of such Mortgage Loan, the Custodian or another entity designated by the Master Servicer, and the Servicer shall thereupon immediately deliver such records and documents, at the expense of the Servicer. The Servicer agrees to permit the Master Servicer, from time to time to conduct audits or inspections of any Servicer Mortgage Loan Files at one or more of the Servicer's offices during normal business hours with advance notice. The Servicer must grant the Master Servicer access to all books, records and files relating to the Servicer's systems and procedures for servicing Mortgage Loans as to all Servicer Mortgage Loan Files or to the Servicer's compliance with the terms and conditions of this Agreement.

     9.2.3 ALTERNATE MEDIA. Subject to any applicable law concerning document retention requirements, the Servicer may transfer any Servicer Mortgage Loan File, or any portion thereof, to microfilm, microfiche, optical storage or magnetic media and may retain the microfilm, microfiche, optical storage or magnetic media in lieu of hard copies of the documents required to be maintained in such Servicer Mortgage Loan Files. The following requirements must be met:

               (a) the process must accurately reproduce originals onto a durable medium;

               (b) unless the Master Servicer provides otherwise by notice to the Servicer, the Master Servicer Loan Number must be clearly marked on the copies or optical storage or magnetic media;

               (c) the copies or optical storage or magnetic media must be easily transferable to legible hard copies of the material relating to the Mortgage Loans; and

               (d) backup copies of the microfilm, microfiche, optical storage or magnetic media must be made by the Servicer and retained off-site to protect against fire and other hazard losses.

     If the copies, optical storage or magnetic media become damaged or lost for any reason, the Servicer must bear the entire cost of restoring each Servicer Mortgage Loan File and any other related documents which had been transferred to microfilm, microfiche, optical storage or magnetic media. The Servicer also must bear all costs of reproducing legible hard copies reasonably requested by the Master Servicer. The Master Servicer may reasonably request copies of any Servicer Mortgage Loan File in optical storage or magnetic media which the Servicer has previously transferred to magnetic media or optical storage, as the case may be. The Servicer shall furnish to the Master Servicer optical storage or magnetic media copies of the requested Servicer Mortgage Loan File in such format as maintained by the Servicer at the Servicer's expense.

Section 9.3    REQUISITE FORM

     9.3.1 FORM OF ENDORSEMENTS. Except where endorsements in blank are authorized by the Master Servicer, the Servicer shall require that endorsements of any Mortgage Notes comply with the format stated herein. If the Owner of the related Mortgage Loan is a trust, then the following format shall be employed:

                         WITHOUT RECOURSE
                        PAY TO THE ORDER OF
                       [Name of trustee], AS
         TRUSTEE under the agreement dated as of [Date of
         trust agreement], and its successors and assigns,
                       [Name of prior owner]
                      [Signature of Officer]
                    [Officer's Name and Title]

     Otherwise, except as the Master Servicer shall otherwise require, the following format shall be employed:

                         WITHOUT RECOURSE
                        PAY TO THE ORDER OF
          [Name of Owner], and its successors and assigns
                       [Name of prior owner]
                 [Signature of Applicable Officer]
               [Applicable Officer's Name and Title]

     9.3.2 FORM OF ASSIGNMENT. Except where assignments in blank are authorized by the Master Servicer, the Servicer shall require that assignments of any Security Instrument comply with the format stated herein, including, without limitation, as to the name of the assignee. If the Owner of the related Mortgage Loan is a trust then the following format shall be employed:

                       [Name of trustee], AS
              TRUSTEE under the agreement dated as of
     [Date of trust agreement], and its successors and assigns

     Otherwise, except as the Master Servicer shall otherwise require, the following format shall be employed:

          [Name of Owner], and its successors and assigns

                                   ARTICLE 10

                                    ESCROWS

Section 10.1   ESCROW CRITERIA

     10.1.1 ESCROW REQUIREMENT. Unless, (a) at the origination of a Mortgage Loan the Borrower is not required to make Escrow Item payments thereafter, (b) Escrow Funds collection has been waived pursuant to Section
     10.5.1 hereof, or (c) the collection of Escrow Funds is precluded by applicable law, the Servicer must continue to collect 1/12th of the annual total for all Escrow Items with each Monthly Payment on such Mortgage Loan, as determined pursuant to Section 10.3.1 hereof.

     10.1.2 MORTGAGE LOANS WITHOUT ESCROW. If the Servicer is not required to collect Escrow Funds on a Mortgage Loan, the Servicer shall require proof of payment of all taxes, ground rents, assessments, insurance or other charges, or use other means commonly used in the mortgage industry to ascertain that such items are paid on a timely basis.

Section 10.2     PAYMENT OF ESCROW ITEMS

     10.2.1 ESCROW PAYMENT OBLIGATION. Where the Servicer is responsible for the collection of Escrow Funds with respect to a Mortgage Loan, the Servicer shall promptly pay all bills for any Escrow Items in such a manner as to avoid late charges or penalties and to take advantage of any availabl e discount.

     10.2.2 ESCROW ITEM PAYMENTS. Where (a) the Servicer has been collecting Escrow Funds with respect to a Mortgage Loan, or (b) the Borrower has not been obliged to make Escrow Funds payments or such payments have been waived and such Borrower has failed to timely pay obligations which otherwise would be Escrow Items, the Servicer must pay any obligation (i) which could become a first lien on the related Mortgaged Property, or (ii) to maintain in force the applicable Insurance Policies. Where Escrow Funds are maintained by the Servicer, such obligations should be paid from the Borrower's Escrow Funds, or in accordance with Section
     10.2.3 hereof.

     10.2.3 ESCROW FUND INSUFFICIENCY. When a Borrower's Escrow Funds are insufficient to pay taxes, assessments and premiums, when due, subject to applicable law, the Servicer must attempt to obtain the additional funds from such Borrower. If sufficient additional funds have not been recovered by the time the payment is due, the Servicer must advance its own funds to ensure prompt payment. The Servicer may elect to advance funds prior to attempting to obtain the additional funds from such Borrower; however, to the extent permitted by applicable law, the Servicer shall thereafter attempt to obtain the advanced funds from the Borrower.

     10.2.4 NONPAYMENT NOTICE. The Servicer must notify the Master Servicer immediately of any Escrow Item that does not conform to either FNMA or FHLMC standards.

Section 10.3   ESCROW FUND DETERMINATION

     10.3.1 ESCROW FUNDS ANALYSIS. Subject to all applicable Federal, State and local laws, the Servicer must conduct an analysis of each Borrower's Escrow Funds at least annually to determine the monthly deposits which must be made by such Borrower. The analysis will be performed based upon (a) reasonable projections of the expenses to be paid from the Escrow Funds and
     (b) that as such expenses come due, the Escrow Funds balance shall at all times be sufficient to effect the payment of such expenses, unless a lower amount is required by applicable law. Each Borrower must receive a statement of this analysis. The analysis also must determine whether there is a surplus or deficiency in such Borrower's Escrow Funds.

     10.3.2 ESCROW FUND SURPLUS. As a Borrower may direct, a surplus in such Borrower's Escrow Funds shall be (a) used as a Curtailment as to the related Mortgage Loan, (b) refunded to such Borrower or (c) taken into consideration in determining the amount to be collected for Escrow Funds during the next twelve months.

     10.3.3 ESCROW FUND DEFICIENCY. Where it is determined that a deficiency exists in such Borrower's Escrow Funds, such Borrower may be requested to pay the shortage in full or the deficiency may be taken into consideration in determining the amount to be collected for Escrow Funds during the next twelve months.

Section 10.4   RECORDS

     10.4.1 ESCROW FUNDS RECORDS. The Servicer shall keep records of Escrow Funds collected from each Borrower.

     10.4.2 ESCROW OBLIGATIONS RECORDS. The Servicer must maintain accurate records of the imposition of Escrow Item obligations and the payment of Escrow Items.

Section 10.5   ESCROW WAIVER

     10.5.1 WAIVER CONDITIONS. For any Mortgage Loan (other than a GPM or GPARM Loan which provides for negative amortization in the future) that has amortized down so that its current LTV is 80% or less, the Servicer may waive the Borrower's future obligation to make Escrow Funds payments provided:

               (a) the Unpaid Principal Balance of such Mortgage Note divided by the value of the Mortgaged Property based on an appraisal made within 60 days of the date of determination is 80% or less;

               (b)   such Mortgage Loan is at least 12 months old; and

               (c) such Mortgage Loan has not been more than 30 days delinquent during the preceding 12 months.

     10.5.2 WAIVER RESCISSION. The Servicer shall enforce the Escrow Funds requirements with respect to any Mortgage Loan if the related Borrower fails to act responsibly in making the required payments.

                                   ARTICLE 11

                       COLLECTION AND SERVICING PRACTICES


Section 11.1   GENERAL SERVICING REQUIREMENTS

     11.1.1 SERVICING PRACTICES. The Servicer agrees to service Mortgage Loans in accordance with the requirements of this Agreement. In general, where not otherwise expressly required by the provisions of this Agreement, the Servicer shall service the Mortgage Loans in accordance with Prudent Servicing Practices and generally in accordance with FNMA guidelines. As to each Mortgage Loan, the Servicer shall take all such actions as may be necessary to preserve the lien of the related Security Instrument upon the related Mortgaged Property.

     11.1.2 TAX RETURNS AND OTHER REPORTS. Unless otherwise instructed by notice from the Master Servicer, the Servicer shall forward to each Mortgagor such forms and furnish such information within the control of the Servicer as are required by the Code to be furnished to them and will prepare and file annual reports required by the state authorities. By way of example, the Servicer shall provide the Mortgagors with the reports required under Code Sections 6050H (E.G., reporting on Form 1098 any mortgage interest, including points, received and any reimbursements of qualified mortgage interest) and 6050J (Abandonments and Foreclosure of Real Property, Form 1099-A).

     11.1.3 SERVICER INTERNAL CONTROLS. The Servicer shall maintain at all times an adequate system of audit and internal controls in accordance with Prudent Servicing Practices.

     11.1.4 POOL INSURANCE COMPLIANCE. Notwithstanding any other provision of this Agreement, the Servicer shall at all times comply with all applicable Pool Insurance policy requirements so as to assure the full benefit of such Pool Insurance policy to the Owner of the related Mortgage Loan.

     11.1.5 PRIMARY MORTGAGE INSURANCE COMPLIANCE. Notwithstanding any other provision of this Agreement, the Servicer shall at all times comply with all applicable Primary Mortgage Insurance policy requirements so as to assure the full benefit of such Primary Mortgage Insurance policy to the Owner of the related Mortgage Loan.

Section 11.2   DELEGATION OF DUTIES

     11.2.1 PERMISSIBLE DELEGATIONS. Without the written consent of the Master Servicer authorizing further delegations, the only servicing duties which the Servicer may elect to delegate, by agency, subcontract or otherwise, and the only categories of such delegees, are as follows:

               (a) professional collection agencies to perform those duties and functions for the collection of delinquent amounts due on any Mortgage Loan that are customarily performed by such agencies in the locality where the related Mortgaged Property are located;

               (b) title insurance companies, escrow companies and trust companies to issue or provide reports reflecting the condition of title to any Mortgaged Property and services incidental to the foreclosure or acquisition in lieu of foreclosure of any Mortgaged Property, or the sale or disposition of any Mortgaged Property acquired by the Servicer;

               (c) attorneys licensed to practice in the state where the related Mortgaged Property is located to perform customary legal services in connection with the foreclosure or acquisition of such Mortgaged Property or the sale or disposition of such Mortgaged Property acquired by the Servicer at or in lieu of foreclosure, or for the collection of delinquent sums owed on any Mortgage Loan;

               (d) professional property inspection companies and appraisers to conduct routine inspections of, and provide written inspection reports on, any Mortgaged Property as required by this Agreement;

               (e) title companies, escrow companies and real estate tax service companies to provide periodic reports as to the amount of real estate taxes due on any Mortgaged Property and the due date or dates of each required installment;

               (f) credit bureaus or credit reporting companies to provide credit reports on Borrowers or persons who have applied to assume any Mortgage Loans;

               (g) construction companies, contractors and laborers to provide labor, materials and supplies necessary to protect, preserve and repair any Mortgaged Property as required by this Agreement; and

               (h) lock box providers or payment processing administrators to provide payment processing services.

     11.2.2 DELEGEE'S QUALIFICATIONS. The Servicer shall assure that each Person retained to provide any of the services set forth in Section 11.2.1 hereof is fully licensed and holds all required Federal, State or local governmental franchises, certificates and permits necessary to conduct the business in which he is engaged and that such Person is reputable, knowledgeable, skilled and experienced and has the necessary personnel, facilities and equipment required to provide the services for which he is retained.

     11.2.3    RESPONSIBILITY FOR COSTS.  Any Person retained in accordance with
     Section 11.2.1 hereof shall be retained solely for the Servicer's account and at the Servicer's sole expense and shall not be deemed to be an agent or representative of the Owners of the related Mortgage Loans, their successors or assigns, or the Master Servicer or its successors or assigns.

     11.2.4 SERVICER'S LIABILITY. The Servicer shall remain liable to the Principal, for the performance of the Servicer's duties and obligations under this Agreement, notwithstanding the delegation of any servicing function pursuant to this Section 11.2.

Section 11.3   DUE-ON-SALE CLAUSE ENFORCEMENT

     11.3.1 ENFORCEMENT REQUIREMENT. The Servicer is required to enforce the Due-on-Sale Clause on any Mortgage Loan to the extent permitted by applicable law upon the transfer of title of the related Mortgaged Property unless (a) a Mortgage Loan is assumable pursuant to the terms of the related Mortgage Note Assumption Rider, or (b) enforcement of the Due-on-Sale Clause will jeopardize the Primary Mortgage Insurance coverage on such Mortgage Loan.

     11.3.2 LITIGATION CONSIDERATIONS. Where, in the Servicer's judgment, the issue of enforceability is reasonably expected to be litigated, the Servicer will obtain the written consent of the Master Servicer before enforcing any Due-on-Sale Clause.

     11.3.3 APPROVAL REQUIREMENT. In all circumstances of an unapproved transfer of a Mortgaged Property initiated by the Borrower, the Servicer is required to promptly notify the Master Servicer and, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer, of such transfer and obtain written approval before initiating enforcement proceedings.

     11.3.4 EXEMPT TRANSACTIONS. (a) The Servicer will not be required to enforce the due-on-sale (or transfer) provision of this Agreement for certain types of property transfers or related transactions. The Servicer will process these exempt transactions without the approval or notification of the Master Servicer. In each case, the Mortgaged Property will remain subject to the lien of the related Mortgage Loan, and each transferee or grantee described below shall take subject to such lien. The following transactions shall be deemed to be exempt transactions and will require the review and approval of the Servicer only prior to transfer:

     (i) a transfer of the Mortgaged Property to the surviving party on the death of a joint tenant or a tenant by the entirety;

     (ii) a transfer of the Mortgaged Property to a junior lienholder as the result of a foreclosure or the acceptance of a deed in lieu of foreclosure for the subordinate mortgage;

     (iii) a transfer of the Mortgaged Property (or, if the Borrower is an INTER VIVOS revocable trust, a transfer of a beneficial interest in such trust) to a relative of a deceased Borrower (or, in the case of an INTER VIVOS revocable trust Borrower, to a relative of the individual who established the trust), provided that the tran sferee will occupy the Mortgaged Property;

     (iv) a transfer of the Mortgaged Property (or, if the Borrower is an INTER VIVOS revocable trust, a transfer of a beneficial interest in such trust) to the spouse, child(ren), parent(s), brother(s), or sister(s), grandparent(s), or grandchild(ren) of the Borrower (or, in the case of an INTER VIVOS revocable trust Borrower, of the individual who established the trust), provided that the transferee will occupy the Mortgaged Property;

     (v) a transfer of the Mortgaged Property (or, if the Borrower is an INTER VIVOS revocable trust, a transfer of a beneficial interest in such trust) to a spouse of the Borrower (or, in the case of an INTER VIVOS revocable trust Borrower, of the individual who established the trust) under a divorce decree or legal separation agreement or from an incidental property settlement agreement, provided that the transferee will occupy the Mortgaged Property;

     (vi) a transfer of a Mortgaged Property that is jointly owned by unrelated co-borrowers from one of the Borrowers to the other, provided that the Borrower who is gaining full ownership of the Mortgaged Property will continue to occupy it and the transfer occurs after at least 12 months have elapsed since the Mortgage Loan was closed;

     (vii) a transfer of the Mortgaged Property (or, if the Borrower is an INTER VIVOS revocable trust, a transfer of a beneficial interest in such trust) into an INTER VIVOS revocable trust (or, if the Borrower is an INTER VIVOS revocable trust, into a new trust), so long as the Borrower (or the individual who established the original INTER VIVOS revocable trust) will be the beneficiary of the trust and the occupant of the Mortgaged Property;

     (viii) the granting of a leasehold interest in the Mortgaged Property that has a term of three or fewer years and does not provide an option to purchase the Mortgaged Property, or a renewal option that would allow the term to extend beyond three years;

     (ix) the creation of a subordinate lien upon the Mortgaged Property, provided that there is no transfer of occupancy rights therein; or

     (x) the creation of a purchase money security interest for household appliances which are situated in or upon the Mortgaged Property.

     (b) If the individual or entity transferring the Mortgaged Property requests a release of liability, the Servicer must review the credit and financial capacity of the individual or entity receiving the Mortgaged Property. The Servicer may approve the release of liability if it believes the recipient is capable of assuming the mortgage obligations and, where applicable, with the consent of the respective Primary Mortgage Insurer and/or the respective Pool Insurer. If the Servicer does not believe that the recipient is credit worthy or if the consent of the respective Primary Mortgage Insurer and/or the respective Pool Insurer is required but not obtained, the Servicer shall deny the request for the release of liability, although the transfer may still be processed without the release. If the request is denied based solely on the Primary Mortgage Insurer's or the respective Pool Insurer's decision, the denial letter should state that fact.

     (c) The Servicer shall advise (i) each insurance company providing Hazard Insurance and Flood Insurance, where applicable, (ii) the relevant tax authorities, where applicable, (iii) the respective Primary Mortgage Insurer and/or the respective Pool Insurer and (iv) other interested parties when it processes transactions under this Section 11.3.4. The Master Servicer does not need to be notified about such a transaction unless the Servicer agrees to a release of liability under Section 11.3.4(b).

Section 11.4   ASSUMPTIONS

     11.4.1 ASSUMPTION REQUIREMENTS. Any Assumption permitted under this Agreement shall be performed in accordance with Prudent Servicing Practices. In connection with an Assumption of an assumable Mortgage Loan, the Servicer shall process such Assumption as provided for in the Mortgage Note or the Mortgage Note Assumption Rider and shall verify that:

               (a) no material term of the Mortgage Note (including, but not limited to, the Mortgage Interest Rate, the remaining term to maturity, the Gross Margin, the Index, the Maximum Lifetime Mortgage Interest Rate, the Minimum Lifetime Mortgage Interest Rate, and any Periodic Rate Cap or any Periodic Payment Cap) may be changed in connection with such Assumption;

               (b) that the new Borrower qualifies for credit under the Master Servicer's criteria and standards for similar loans;

               (c) where applicable, the respective Primary Mortgage Insurer, and/or the respective Pool Insurer has in advance approved in writing such Assumption of such Mortgage Loan by the new Borrower and such

                    Mortgage Loan will continue to be insured by such Primary Mortgage Insurer and/or such Pool Insurer;

               (d) the documents relating to such Assumption (i) create a valid and enforceable promise to pay the Unpaid Principal Balance of the related Mortgage Loan, together with interest thereon in accordance with the related Mortgage Note by the new Borrower and (ii) the related Security Instrument continues to evidence a valid and perfected first lien on the related Mortgaged Property; and

               (e) such Mortgage Loan will continue to be a valid first priority security interest upon the related Mortgaged Property.

     11.4.2 APPROVAL AND RELEASE. In connection with an Assumption of an assumable Mortgage Loan and in accordance with the provisions of the related Mortgage Loan Documents, upon such verification, (a) the Servicer may approve such Assumption and (b) only with the prior written approval of, where applicable, the Primary Mortgage Insurer and/or the Pool Insurer, unless such approval is precluded by the terms of the Mortgage Loan Documents, release the previous Borrower from liability.

     11.4.3 NOTIFICATION OF ASSUMPTION. The Servicer shall notify the Master Servicer of any Assumption by the eighteenth calendar day of the month following the month in which the Assumption took place using the Assumption Report and shall provide to the Custodian the original assumption agreement.

     11.4.4 ASSUMPTION FEES. Subject to applicable law or regulation and the provisions of the related Mortgage Note, the Servicer may charge the Borrower and retain a reasonable and customary assumption fee. Such fee is receivable only from the Borrower directly and may not be withdrawn from any of the custodial accounts maintained hereunder.

     11.4.5 DISCLOSURE REQUIREMENT. In connection with an Assumption of an assumable Mortgage Loan, the Servicer shall make all disclosures required by applicable law.

Section 11.5   PARTIAL RELEASES AND EASEMENTS

     11.5.1 PREREQUISITES. The Servicer must take the following actions prior to permitting the grant of a partial release of a Mortgaged Property from the lien of the related Security Instrument, easement, consent to substantial alterations and any other changes affecting the related Mortgage Loan or such Mortgaged Property:

               (a) where applicable, obtain the respective Primary Mortgage Insurer's and/or the respective Pool Insurer's prior written approval;

               (b) if the value of the released property is more than five thousand ($5,000) dollars, obtain an acceptable Appraisal Report showing the current market value of such Mortgaged Property before and after the release and showing individually both the value of the land and of the improvements thereon;

               (c) ensure that any and all cash consideration received at least equals the current market value of property or rights to be released regarding such Mortgaged Property;

               (d) ensure that any and all cash consideration received is applied to the Unpaid Principal Balance of such Mortgage Loan to the extent of the diminution of the value of such Mortgaged Property;

               (e) cause all legal documents for the transaction to be reviewed;

               (f) ensure that such Mortgaged Property, following such release or change, adequately secures the Unpaid Principal Balance of the Mortgage Loan and accrued interest thereon and that the related Loan-to-Value ratio will not be greater than 80%, after giving effect to clause (d) hereof; and

               (g) obtain written notification from the respective Title Insurer that the related Title Insurance policy remains fully in effect with respect to such Mortgaged Property, as modified, following such release or change.

     11.5.2 RELEASE OR MODIFICATION OF LIEN. With the consent, where applicable, of the respective Primary Mortgage Insurer, and/or the respective Pool Insurer, the Servicer may approve applications for partial release of a Mortgaged Property from the lien of the related Security Instrument, easements, consent to substantial alterations and any other changes affecting the related Mortgage Loan or such Mortgaged Property if the perquisites in Section 11.5.1 have been satisfied. The Servicer shall promptly notify the Master Servicer of any approval under Section 11.5.1. and this Section 11.5.2 affecting the lien upon a Mortgaged Property.

     11.5.3      MASTER SERVICER'S APPROVAL.  If the Servicer is not able to
     meet the prerequisites specified in Section 11.5.1   or if the amount of
     consideration received is less than the reduction in the value of the Mortgaged Property due to the partial release or other changes, the Servicer must obtain the approval of the Master Servicer prior to permitting an application described in Section 11.5.2. The Servicer shall furnish such information as the Master Servicer shall request in connection with an application under this Section 11.5.3.

Section 11.6   RECORDATION OF ASSIGNMENTS

     11.6.1 RECORDATION REQUIREMENT. Regarding the initial acquisition of the Mortgage Loans pursuant to the Sales Agreement, the Servicer must, at its own expense, record the Assignment of each Security Instrument to the Owner of the related Mortgage Loan, as well as any previously unrecorded intervening Assignments. If any such

     Security Instrument or Assignment is not recorded within the later to occur of (i) the date 120 days after the acquisition of the related Mortgage Loan by its Owner, if the Servicer has been servicing such Mortgage Loan from such Owner's date of acquisition or (ii) the date 120 days after the date the Servicer began servicing such Mortgage Loan, the Master Servicer will have the right to so effect such recordation at the Servicer's expense.

     11.6.2 EXTENSION OF RECORDING PERIOD. The time to record an Assignment of a Security Instrument may be extended from the end of permissible recordation period set forth in Section 11.6.1 if the Servicer provides an Officer's certificate acceptable to the Master Servicer certifying that the Servicer has used its best efforts to complete the recordation process for the Security Instrument and/or Assignment, as applicable, and that the factors preventing completion of the recordation process are beyond the Servicer's control.

     11.6.3 DELIVERY REQUIREMENT. Promptly following the recordation of any Security Instrument or an Assignment, the Servicer will deliver to the Custodian, unless otherwise directed in writing by the Master Servicer, such Security Instrument or Assignment bearing evidence of recordation or, if the original Security Instrument or Assignment is retained by the recording office, a certified copy of the original recorded Security Instrument or Assignment.

     11.6.4 WAIVER OF RECORDATION. The Master Servicer will generally require the Servicer to record an Assignment of the Security Instrument for each Mortgage Loan to the Owner of related Mortgage Loan. However, the recordation requirement with respect to an Assignment may be waived for a Mortgage Loan if (a) the related Mortgaged Property is in a state in which recordation of such an Assignment is not required to protect the Owner of the related Mortgage Loan's right, title and interest in and to the related Mortgage Loan and (b) the Seller or the Servicer has delivered to the Master Servicer an opinion of counsel, acceptable to the Master Servicer, to that effect.

Section 11.7   GENERAL SERVICING CONSIDERATIONS

     11.7.1 ABANDONMENT. If the Servicer discovers that any Mortgaged Property is not occupied, the Servicer must immediately attempt to contact the Borrower in order to determine the reason for the vacancy. If the Servicer determines that such Mortgaged Property has been abandoned, the Servicer, at its own expense, must take all necessary actions to protect such Mortgaged Property from waste, damage and vandalism. Such expenses shall be recoverable by the Servicer solely from the Liquidation Proceeds of the related Mortgage Loan, if any, or directly from the Borrower.

     11.7.2 BUYDOWN FUNDS. The Servicer must distribute any Buydown Funds in each Custodial Buydown Account in accordance with the terms of the applicable Buydown Agreement.

     11.7.3 NOTIFICATION MATTERS. Based upon information obtained pursuant to its obligations under Section 12.2.6, the Servicer shall (i) maintain accurate records of and (ii) except in the case of paragraph (f) hereof involving a monetary default of the Borrower addressed by Article 12 hereof, immediately notify the Master Servicer upon discovering any of the following:

               (a) deterioration of, waste of, or lack of repair to, any Mortgaged Property, which materially and adversely affects the Value of such Mortgaged Property and the Borrower refuses or is not financially able to make the necessary repairs;

               (b) sale or transfer of any Mortgaged Property in a manner not approved by the Servicer pursuant to the provisions of this Agreement;

               (c)  material litigation involving any Mortgaged Property;

               (d)  abandonment of any Mortgaged Property;

               (e) a material default, determined in accordance with Prudent Servicing Practices, under the terms of any Security Instrument, Mortgage Note, Condominium Project or PUD constituent document or similar obligations of a Borrower; or

               (f) any other situation that may materially and adversely affect the value of any Mortgage Loan.

     11.7.4      EMINENT DOMAIN.   The Servicer must submit appropriate
     recommendations and documentation to the Master Servicer and, where applicable the respective Primary Mortgage Insurer and/or the respective Pool Insurer, of any taking by eminent domain if:

     (a) the Mortgaged Property will be taken in whole and the consideration to be paid to the Borrower will be insufficient to satisfy the Unpaid Principal Balance (plus any unreimbursed Advances of the related Mortgage Loan, or

     (b)  the Mortgaged Property will be taken in part and (i) the ratio of the
          (A) Unpaid Principal Balance (plus any unreimbursed Advances) of the Mortgage Loan to (B) the Current Value of the remaining Mortgaged Property is higher than (ii) the LTV ratio of the Mortgage Loan immediately before the taking, even after applying any consideration to the Unpaid Principal Balance of the Mortgage Loan.

     The Servicer must take all steps necessary to prevent loss of any Primary Mortgage Insurance or Pool Insurance benefits due to any taking by eminent domain.

     11.7.5 LATE CHARGES. Late charges may not be assessed unless a Borrower failed to make payments in accordance with the Mortgage Note.

Section 11.8   BORROWER BANKRUPTCY

     11.8.1 SERVICER'S DUTY. The Servicer will be responsible for representing the interests of the Owner of the related Mortgage Loan in any bankruptcy proceedings involving a Borrower.

     11.8.2 RESPONSIBILITY FOR COSTS. The costs of protecting the interests of the Owner of a Mortgage Loan shall be advanced by the Servicer and are not (a) chargeable to the related Borrower's Escrow Funds or (b) reimbursable from the Master Servicer.

     11.8.3 CHALLENGE BANKRUPTCY REDUCTIONS. If the bankruptcy judge or trustee should propose to (a) reduce the Unpaid Principal Balance of a Mortgage Note, (b) reduce the related Mortgage Interest Rate, (c) extend the final maturity of such Mortgage Note, or (d) reduce the level of any monthly payment on such Mortgage Note, the Servicer shall (i) challenge any such modification on a timely basis, (ii) notify the Master Servicer immediately and (iii) follow the Master Servicer's instructions regarding the bankruptcy proceedings, and in the absence of explicit instructions, exercise reasonable judgment to protect the interests of the Owner of such Mortgage Loan.

     11.8.4 BANKRUPTCY ADJUSTMENTS. If the action of any court results in a Deficient Valuation or Debt Service Reduction, the Servicer will provide a calculation of the effects of such modification notifying the Master Servicer of the new principal balance, Mortgage Interest Rate, new final maturity, or monthly payment level, as the case may be, of such Mortgage Loan.

     11.8.5 BANKRUPTCY PLAN SURVEILLANCE. With respect to each Mortgage Loan which is the subject of a Deficient Valuation or a Debt Service Reduction, the Servicer shall verify that payments are being made in accordance with the plan approved in the related bankruptcy proceedings.

                                   ARTICLE 12

                             DELINQUENCY MANAGEMENT


Section 12.1   IN GENERAL

     12.1.1 SERVICING PRACTICES. The provisions set forth in this Article constitute the minimum guidelines and procedures for servicing Delinquent Mortgage Loans. The Servicer must use collection procedures which meet or exceed these guidelines. The Servicer's procedures must be sufficient for promptly dealing with delinquencies. The Master Servicer retains the right to require the Servicer to perform additional collection procedures which the Master Servicer deems, in its reasonable discretion, necessary to realize the objectives set forth herein or otherwise to protect the interests of the Owner of the related Mortgage Loan.

     12.1.2 SERVICER'S CAPABILITIES. The Servicer's collection staff must be sufficiently skilled in financial counseling and mortgage servicing techniques to assist a Borrower to bring his Mortgage Loan current and to protect his equity and credit rating, while at the same time protecting the interests of the Owner of the related Mortgage Loan and of the Master Servicer.

     12.1.3 SERVICING OBJECTIVES. The purpose of any collection effort is to cure a Delinquency in the shortest possible time. The Servicer should treat each Delinquency individually. Discussions with the Borrower must cover the cause of such Delinquency and the time frame in which such Delinquency will be cured. The Servicer should use notices, letters, telegrams, telephone calls, face-to-face contact and other responsible collection techniques consistent with Prudent Servicing Practices. The Servicer is required to maintain all collection records. The Servicer must vary its collection techniques to fit individual circumstances, avoiding a fixed collection pattern which may be ineffective in dealing with particular Borrowers. The Servicer should recognize the importance of telephone and face-to-face contact in any collection program. As part of its collection procedures, the Servicer shall closely monitor all newly originated Mortgage Loans.

     12.1.4. SERVICER'S EXPENSES. Unless otherwise specified, the cost of any of the servicing procedures detailed in this Agreement shall be borne solely by the Servicer. The Servicer may not charge such expenses against the Borrower's Escrow Funds. The foregoing shall not preclude the Servicer from recovering such expenses from the Borrower to the extent permitted by applicable law and the related Mortgage Loan Documents.

Section 12.2   DELINQUENCY SERVICING PROCEDURES

     12.2.1 LATE NOTICE. A late notice shall be mailed by the Servicer to the Borrower by the 18th day of such Delinquency.

     12.2.2 TELEPHONIC INQUIRY. The Servicer shall use best efforts to make telephone contact with the Borrower by the 20th day of such Delinquency.

     12.2.3 NOTICE OF DEFAULT. Notification of default of such Mortgage Loan shall be mailed by the Servicer to the Borrower by the 35th day of such Delinquency.

     12.2.4 BORROWER INTERVIEW. The Servicer shall use best efforts to conduct a face-to-face interview between the 45th day and the 60th day of such Delinquency if satisfactory arrangements to cure the Delinquency have not been made. If, for geographic reasons, a face-to-face meeting is not feasible, an in-depth telephone interview may be conducted instead.

     12.2.5 CONTINUING CONTACTS. If satisfactory arrangements have not been made to cure such Delinquency by the 90th day, the Servicer must continue to contact the Borrower until either the related Mortgage Loan has been brought current or the Servicer has made a recommendation in writing to the Master Servicer for foreclosure of such Mortgaged Property or other action.

     12.2.6 PROPERTY INSPECTION. The Servicer is required to inspect each Mortgaged Property no later than the 60th day of the Delinquency if no satisfactory arrangements have been made to cure such Delinquency of the related Mortgage Loan. The inspecti"on should determine the physical condition and the occupancy status of such Mortgaged Property. The Servicer is required to inspect such Mortgaged Property monthly after the 60th day of such Delinquency until such Delinquency is cured or the related Mortgage Loan is Liquidated. The results of any inspection should be used in determining whether a recommendation for foreclosure or for the transfer of deed-in-lieu of foreclosure is necessary. The Servicer must prepare a Property Inspection Report following each inspection. All Property Inspection Reports must be retained by the Servicer and copies thereof must be forwarded to the Master Servicer promptly upon request. All expenses related to the foregoing shall be borne by the Servicer and such expenses shall not be recoverable by the Servicer from the Master Servicer or the Principal or from Liquidation Proceeds, Insurance Proceeds, payments on the related Mortgage Loan or any other source relating to the related Mortgage Loan or the related Mortgaged Property. The foregoing shall not preclude the Servicer from recovering such expenses from the Borrower to the extent permitted by applicable law and the related Mortgage Loan Documents.

Section 12.3   RELIEF OF BORROWERS

     12.3.1 SERVICER'S ROLE. The Servicer shall be readily available to Borrowers to offer skilled financial counsel and advice and shall make personal contact with delinquent Borrowers as often as possible to achieve a solution that will bring the Mortgage Loan current as soon as possible. The Servicer shall be fully familiar with the form of relief to Borrowers provided for herein and will employ such relief.

     12.3.2 SERVICER'S DISCRETION. The Servicer shall have reasonable discretion to extend appropriate relief to Borrowers who encounter hardship and who are cooperative and demonstrate proper regard for their obligations. However, no such relief shall be granted to any Borrower under a Mortgage Loan unless the Servicer reasonably believes that there is a reasonable expectation that such Borrower will bring his Mortgage Loan current within 180 days following the onset of Delinquency. Further, without the consent of the Master Servicer, no such relief shall be granted other than with respect to a Mortgage Loan that has at least a 31-day Delinquency.

     12.3.3 RELIEF REQUIREMENT. Prior to granting relief with respect to a delinquent Mortgage Loan as herein provided, the Servicer shall ascertain that (i) the reasons for the default and (ii) the attitude and circumstances of such Borrower justify the relief to be granted.

     12.3.4 PRIMARY MORTGAGE INSURANCE CONSIDERATIONS. Where applicable, the Servicer shall satisfy all requirements under the applicable Primary Mortgage Insurance policy regarding the relief granted with respect to a delinquent Mortgage Loan.

     12.3.5 RESPONSIBILITY FOR COSTS. The Servicer is responsible for collection from such Borrower of any recording or similar costs or expenses incidental to the granting of relief with respect to a delinquent Mortgage Loan.

     12.3.6 FORBEARANCE PLAN. Where relief is appropriate, the Servicer shall arrange with a Borrower a "Forbearance Plan" giving such Borrower a definite period in which to reinstate his Mortgage Loan by immediately commencing payments in excess of the regular Monthly Payments. Without the prior written consent of the Master Servicer, special forbearance relief agreements reducing or suspending the regular Monthly Payment of the related Mortgage Loan for a specified period of time are not permitted. To the extent that (i) the priority of the lien represented by such Mortgage Loan remains in effect and is not adversely affected, (ii) where applicable, the related Primary Mortgage Insurance policy remains in full force and effect and (iii) where applicable, the related Pool Insurance policy remains in full force and effect, the Servicer, in its discretion, may enter into a Forbearance Plan that provides that the total amount owed during such Delinquency, including costs and expenses, will be repaid within the shortest period practicable, commencing immediately. With respect to such Mortgage Loan, the Forbearance Plan shall provide that such Delinquency will be cured within 180 days after the Due Date of the earliest unpaid installment, unless the Master Servicer and, where applicable, the respective Pool Insurer and/or the respective Primary Mortgage Insurer, consent to a longer period of time. The Forbearance Plan for such Mortgage Loan shall be set forth in writing and executed by the Borrower and by the Servicer in the form of a letter agreement if the earliest unpaid installment is more than 60 days past due.

     12.3.7 ACCOMMODATION LIMITATIONS. No modification, recast, extension, or capitalization of delinquent payments of a Mortgage Loan other than as provided in Section 12.3.6 hereof shall be permitted with respect to a Mortgage Loan unless there is at least a 90-day Delinquency with respect to such Mortgage Loan unless permitted by the Master Servicer.

     12.3.8 POOL INSURANCE CONSIDERATIONS. Where applicable, the Servicer shall satisfy all requirements under the applicable Pool Insurance policy regarding the relief granted with respect to a delinquent Mortgage Loan, including, without limitation, securing the prior written consent of the respective Pool Insurer regarding (a) any change in any term of such Mortgage Loan, (b) the release of the related Borrower from any liability related to such Mortgage Loan, or (c) the release of any portion of, or interest in, the Mortgaged Property from the lien of the related Security Instrument.

Section 12.4   SPECIAL DELINQUENCY SERVICING CONSIDERATIONS

     12.4.1 ADVANCE RESPONSIBILITY DURING DELINQUENCY. In the event of a Delinquency with respect to a Mortgage Loan, the Servicer agrees to advance from its own funds the full amount of Monthly Payments (which may be net of the related Servicing Fee) for such Mortgage Loan. These advances shall provide the Owner of such Mortgage Loan with a regular flow of funds on such delinquent Mortgage Loan. The advance obligation stated above is in addition to any other advance obligations which the Servicer has pursuant to the provisions of this Agreement. The Servicer must still advance funds in accordance with the provisions of this Agreement even if a forbearance has been granted.

     12.4.2 PRIMARY MORTGAGE INSURANCE COMPLIANCE. Where applicable, the Servicer shall be familiar with and shall satisfy all requirements of the applicable Primary Mortgage Insurance policy with respect to a delinquent Borrower. The Servicer shall have adequate controls to assure timely filing of all notices to the appropriate Primary Mortgage Insurer. The Servicer shall prepare and file all appropriate claims with respect to the applicable Primary Mortgage Insurance policy, and the Servicer shall prepare and deliver to the Master Servicer copies of all claims forms and other papers received from or presented to any Primary Mortgage Insurer in connection with any claims presented under any such policy, unless the Servicer is otherwise instructed by the Master Servicer.

     12.4.3 POOL INSURANCE COMPLIANCE. Where applicable, the Servicer shall be familiar with and shall satisfy all requirements of the applicable Pool Insurance policy with respect to a delinquent Borrower. The Servicer shall have adequate controls to assure timely filing of all notices to the appropriate Pool Insurer. Copies of all such notices shall be sent to the Master Servicer, unless otherwise instructed. The Servicer shall prepare and file all appropriate claims with respect to the applicable Pool Insurance policy, and the Servicer shall prepare and deliver to the Master Servicer copies of all claims forms and other papers received from or presented to any Pool Insurer in connection with any claims presented under any such policy, unless the Servicer is otherwise instructed by the Master Servicer.

                                   ARTICLE 13

                            FORECLOSURE ADMINISTRATION


Section 13.1   FORECLOSURE PREREQUISITES

     13.1.1 CHRONIC DELINQUENCY. If a Borrower is chronically delinquent and the Servicer, based upon Prudent Servicing Practices, has exhausted all reasonable means of curing the Delinquency, the Servicer must realize upon the related defaulted Mortgage Loan in accordance with Prudent Servicing Practices and recommend either (i) the commencement of foreclosure procedures or (ii) an alternate to foreclosure, each in accordance with the terms of the related Security Instrument and applicable law.

     13.1.2 LIQUIDATION RECOMMENDATION. Prior to the commencement of any action to foreclose on a Mortgaged Property, or prior to the acceptance of a deed-in-lieu of foreclosure, the Servicer shall notify the Master Servicer and, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer, of the Servicer's recommendation as to whether foreclosure should be commenced, or a deed-in-lieu of foreclosure accepted, and, where applicable, shall provide all other notices, reports or information required by the Master Servicer or the applicable Primary Mortgage Insurance policy and/or Pool Insurance policy. If the respective prior approval of the Master Servicer and, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer, is not withheld, the Servicer shall initiate foreclosure or accept a deed-in-lieu of foreclosure, as the case may be. Where such Mortgaged Property is covered by a Primary Mortgage Insurance policy and/or Pool Insurance policy, if the respective Primary Mortgage Insurer or the respective Pool Insurer, as the case may be, withhold its approval, the Servicer shall act according to the respective Primary Mortgage Insurer's instructions or the respective Pool Insurer's instructions provided such actions are consistent with, and contemplated by, the applicable Primary Mortgage Insurance policy or the applicable Pool Insurance policy, as the case may be. Notwithstanding any of the foregoing, if the Master Servicer directs the Servicer to follow a course of action regarding the liquidation of a Mortgaged Property, the Servicer shall follow the Master Servicer's instructions.

     13.1.3 FORECLOSURE EXPENSES. All fees and expenses shall be consistent with FNMA standards and, where applicable, shall not exceed those permitted under the respective Pool Insurance policy and/or the respective Primary Mortgage Insurance policy. Fees in excess of the amount permitted by FNMA guidelines or extraordinary legal services must be approved in writing in advance by the Master Servicer, and, where applicable, by the respective Primary Mortgage Insurer or the respective Pool Insurer, as the case may be, if required by the applicable policy.
     All attorneys' fees, and other costs in excess of FNMA's standards in respect of any foreclosure or acquisition in lieu of foreclosure shall be identified in advance and a detailed estimate of the amounts thereof shall be set forth in the Servicer's written recommendation. The billing by a foreclosure attorney must demonstrate the appropriateness of any extraordinary fees by the services required. In cases of full or partial reinstatement of the related Mortgage Loan, the fees shall be reasonable and in proportion to the authorized fee for services rendered for a completed foreclosure. Unless otherwise expressly agreed in writing, neither the Master Servicer, any of its Affiliates, their respective officers, directors, employees, agents, successors or assigns, the Owner of the related Mortgage Loan, nor any beneficial owners thereof shall be liable for any attorneys' fees, trustees' fees, witness fees, title search fees, court costs or other expenses incurred by the Servicer in respect of any foreclosure or acquisition in lieu of foreclosure, except to the extent that such fees, costs and expenses are fully reimbursable under a Primary Mortgage Insurance policy and in fact are reimbursed.

     13.1.4 HAZARDOUS WASTES. In the event that the Mortgaged Property, related to a Mortgage Loan which is being considered for liquidation by foreclosure or the transfer of a deed-in-lieu of foreclosure, contains, and the Servicer has reason to believe that it contains, hazardous or regulated substances which may impose liability, for damages, remediation or otherwise, upon the owner of such Mortgaged Property pursuant to Federal, State or local law, the Servicer shall not, except with the express prior written approval of the Master Servicer, which approval makes specific reference to the presence of such hazardous or regulated substances, undertake or continue the process of foreclosure with respect to such Mortgaged Property.

Section 13.2   DEED-IN-LIEU OF FORECLOSURE

     13.2.1 CONDITIONS. If the Master Servicer and the respective Primary Mortgage Insurer and/or the respective Pool Insurer, if applicable, have approved the liquidation of a Mortgage Loan by accepting a deed-in-lieu of foreclosure of the related Mortgaged Property, the Servicer may accept such deed without any further action or approval by the Master Servicer or, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer, provided that:

               (a) the Servicer determines that the pursuit of a deficiency judgment is not practical or warranted;

               (b) the Mortgaged Property has been listed for sale at a market value for three months or more without a reasonable sales offer;

               (c) there reasonably appear to be legal impediments to pursuing foreclosure;

               (d) the acceptance of the deed-in-lieu of foreclosure will enable the Owner of the related Mortgage Loan to acquire the Mortgaged Property earlier than under a foreclosure action;

               (e) the Borrower acknowledges in writing that the deed is being accepted as an accommodation to him or her;

               (f) where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer has agreed to the acceptance of a deed-in-lieu;

               (g) the Borrower has not received cash consideration to deed the Mortgaged Property over to the Owner of the related Mortgage Loan, unless the Master Servicer otherwise approves;

               (h) the Borrower can convey acceptable marketable title, evidenced by a Title Insurance policy;

               (i) the Mortgaged Property is vacant (unless, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer has agreed to accept an occupied property);

               (j) the Mortgaged Property is not subject to liens (held by others), judgments, or attachments; and

               (k) the Borrower agrees to assign and transfer to the benefit of the Owner of the related Mortgage Loan, where applicable, any rents if the Mortgaged Property is rented, and the Servicer agrees to collect any rental income.

     13.2.2 SUBSEQUENT ACTIONS. Upon acquisition by the Owner of the related Mortgage Loan of such Mortgaged Property, the Servicer shall promptly notify the Master Servicer and, if applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer, indicating the details of the transaction and reasons for the conveyance and providing such other information as is required under a Primary Inspection Report to the Master Servicer and, if applicable, to the Primary Mortgage Insurer and/or the Pool Insurer. Title shall be conveyed directly from the Borrower to the Owner of the related Mortgage Loan or to such other Person designated by the Master Servicer.

Section 13.3   ACTIONS PRIOR TO FORECLOSURE

     13.3.1 NOTICE REQUIREMENTS. The Servicer shall send the Borrower a letter, not less than 30 days before the commencement of foreclosure proceedings, setting out (i) the nature of the default, (ii) the steps that must be taken by the Borrower to cure the default and (iii) the date when foreclosure proceedings will begin. If the Servicer has reason to believe that the related Mortgaged Property has been abandoned or if the Borrower has displayed an obvious disregard for his obligations under such Mortgage Loan, the foregoing notice shall be forwarded at the earliest possible date following the Borrower's default.

     13.3.2 INITIATION OF PROCEEDINGS. If foreclosure approval has not been withheld by the Master Servicer and, where applicable, by the respective Primary Mortgage Insurer and/or the respective Pool Insurer, with respect to a Mortgaged Property, including Co-op Shares, the Servicer shall, unless it arranges for the sale by the Borrower of the

     Mortgaged Property to a third party pursuant to Section 13.3.3, initiate or cause to be initiated such foreclosure actions as are authorized by law and consistent with practices in the locality where the Mortgaged Property is located, including, in the case where such Mortgaged Property includes a residential long-term lease, the succession by the Servicer to the rights of the Borrower under the lease by foreclosure, assignment in lieu of foreclosure or other comparable means. If such Mortgaged Property has been abandoned or vacated by the Borrower and the Borrower has evidenced no intention of honoring his obligations under the related Mortgage Loan, the foreclosure process shall be expedited to the fullest extent permitted by law.

     13.3.3 SHORT SALE OF DEFAULTED MORTGAGE LOANS IN LIEU OF FORECLOSURE. With respect to any defaulted Mortgage Loan for which the Servicer would otherwise be required to initiate foreclosure proceedings, the Servicer may arrange for the sale of the Mortgaged Property by the Borrower to a third party if, in the good faith judgment of the Servicer, the net proceeds from such sale would be equal to or greater than the net proceeds of a bid conducted in accordance with Section 13.4.2(b).

Section 13.4   FORECLOSURE PROCEDURES

     13.4.1 FORECLOSURE EXPENSES. During the period in which the Mortgaged Property related to a Mortgage Loan is being foreclosed, remaining Escrow Funds, if any, as well as any rent receipts, shall be used to pay all taxes and insurance premiums that become due with respect to such Mortgaged Property to the extent permitted by law. Except where other arrangements have been made with the applicable Primary Mortgage Insurer, the Servicer shall, with respect to each Mortgaged Property undergoing foreclosure, advance payment of attorneys' fees, trustees' fees and other foreclosure costs from the commencement of foreclosure proceedings pertaining to such Mortgaged Property.

     13.4.2 BIDDING INSTRUCTIONS. (a) The Servicer shall issue bidding instructions to the attorney or trustee in a foreclosure proceeding. Where applicable, the Servicer shall incorporate any bidding requirements issued by the respective Primary Mortgage Insurer and/or the respective Pool Insurer. Any proceeds received from an insurance loss settlement shall be included as part of the bid amount. Where a claim or claim settlement under a Hazard Insurance or Flood Insurance policy is pending, the Servicer shall contact the Hazard Insurance or Flood Insurance carrier to verify that the proposed bid will not invalidate the claim, in that, in certain jurisdictions, a bid for the total indebtedness will be considered as satisfaction of the debt and would thus bar the Hazard Insurance or Flood Insurance claim.

     (b) The Servicer's bidding instructions to the attorney or trustee in a foreclosure proceeding shall be to enter a bid amount which is the lesser of (i) the total amount of indebtedness, which shall include the Unpaid Principal Balance, unpaid accrued interest up to, and including, the date of the sale (calculated using the interest rate in effect for each payment on the date it became due), any T&I Advances and other servicing Advances including, without limitation, foreclosure costs and any reimbursable property inspection fees or (ii) the fair market value of the related Mortgaged Property established by a current broker's price opinion.

     (c) If the Servicer is not able to comply with the bidding instructions outlined in subsection (b) hereof, the Servicer shall request from the Master Servicer an initial bid amount and bidding instructions for the Servicer to follow at the applicable foreclosure sale. In no event shall the bidding instructions from the Master Servicer supersede or invalidate the bidding instructions provided by the respective Primary Mortgage Insurer and/or respective Pool Insurer, where applicable.

     13.4.3 BUYDOWN FUNDS USE. Unless the related Buydown Agreement provides otherwise, the Servicer may not use Buydown Funds relating to a Mortgage Loan to cure a Delinquency with respect to such Mortgage Loan. Any Buydown Funds remaining in the associated Custodial Buydown Account of a Mortgage Loan in foreclosure must be disposed of in accordance with the terms of the related Buydown Agreement.

     13.4.4 SERVICER'S RESPONSIBILITIES. Subject to the provisions of Article Three hereof, after acquisition of a Mortgaged Property, through foreclosure or a deed-in-lieu of foreclosure, or after the Servicer shall have taken possession of the Mortgaged Property, whichever occurs first, the Servicer shall be responsible for the management of such Mortgaged Property. The Servicer shall remain responsible until possession has been assumed by the applicable Primary Mortgage Insurer or the applicable Pool Insurer or until such Mortgaged Property are otherwise disposed of, as the case may be. The Servicer shall take such action as is necessary to protect the Owner of the related Mortgage Loan's security or, after acquisition thereof, ownership interest in such Mortgaged Property. Such action shall include, without limitation, (i) management of such Mortgaged Property, (ii) maintenance of such Mortgaged Property and (iii) if such Mortgaged Property are vacant, protection of such Mortgaged Property against vandals and the elements.

     13.4.5 CONVEYANCE DOCUMENTS. Where applicable, any conveyance by the Servicer to the respective Primary Mortgage Insurer or the respective Pool Insurer of a Mortgaged Property shall be made by the form of deed commonly used in the particular jurisdiction where such Mortgaged Property is located. The Servicer shall prepare the necessary documents within two weeks after the date of sale at foreclosure or confirmation of sale, if applicable, or within a reasonable time frame. The documents shall be forwarded to the Master Servicer for approval and execution. After execution by the Owner of the related Mortgage Loan, such documents will be returned to the Servicer for delivery to the respective Primary Mortgage Insurer or the respective Pool Insurer which is acquiring such Mortgaged Property.

Section 13.5   MORTGAGE LOAN REINSTATEMENT

     13.5.1 BORROWER'S FULL PAYMENT. If a Borrower offers to fully reinstate his Mortgage Loan during the foreclosure process, the Servicer shall accept the offer. To achieve full reinstatement of his Mortgage Loan, a Borrower shall make payment of all (i) payments due to bring such Mortgage Loan current, (ii) attorneys' fees, (iii) trustees' fees, (iv) any additional legal costs, (v) all applicable late fees and (vi) any other expenditures or Advances made by the Servicer during the foreclosure process.

     13.5.2 BORROWER'S PARTIAL PAYMENT. Except where otherwise required by applicable law, the Servicer may not accept an amount in payment from a Borrower which is less than the amount required for full reinstatement pursuant to Section 13.5.1 hereof toward reinstatement of a Mortgage Loan during the foreclosure process without the prior written approval from the Master Servicer and, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer.

     13.5.3 OBLIGATIONS UPON REINSTATEMENT. Upon accepting the reinstatement of a Mortgage Loan, the Servicer shall immediately contact the appropriate foreclosure attorney or trustee to avoid incurring additional legal costs or fees. The Servicer must apply the reinstatement Funds upon receipt from a Borrower in payment of the expenses enumerated in
     Section 13.5.1 hereof. Upon receipt of the reinstatement funds from a Borrower the Servicer must (i) notify the Master Servicer of the reinstatement of the related Mortgage Loan and (ii) return to the Master Servicer, the related Mortgage Note and other related Mortgage Loan Documents for reinclusion in the related Mortgage Loan File.

     13.5.4 CERTAIN ASSUMPTIONS PERMITTED. The Servicer is authorized, notwithstanding the other provisions of this Article 13, to permit the assumption of a defaulted Mortgage Loan rather than to foreclose or accept a deed-in-lieu of foreclosure if, in the Servicer's judgment, the default is unlikely to be cured and the assuming borrower meets the underwriting guidelines that originally applied to such Mortgage Loan.

                                   ARTICLE 14

                               REO ADMINISTRATION


Section 14.1   GENERAL PROVISIONS

     14.1.1 REO ACTION PLAN. With regard to each REO which is acquired, the Servicer shall prepare a plan of action within 30 Business Days after the date on which the Owner of the related Mortgage Loan acquires marketable title to such REO. Each plan of action shall set forth (i) a recommendation for the most effective manner to dispose of the REO, based on a current appraisal report, a broker's price opinion and a market analysis; (ii) the steps to be taken by the Servicer to secure such REO; and (iii) an estimate of the amount of time that is required to dispose of such REO. The Servicer shall promptly submit copies of each plan of action to the Master Servicer and, where applicable, to the respective Primary Mortgage Insurer, and/or the respective Pool Insurer. Unless otherwise directed by the Master Servicer, the Servicer shall implement each plan of action in an expeditious manner. Further, the Master Servicer may instruct the Servicer to modify any plan of action as the Master Servicer shall direct. The Servicer shall provide the Master Servicer with monthly progress reports with regard to each plan of action detailing the status of the related REO and the progress achieved in implementing the plan of action.

Section 14.2   REO SERVICING

     14.2.1 REO SERVICING REQUIREMENTS. The Servicer shall service each REO from its acquisition through its disposition and shall ensure that all funds received with respect to such REO are deposited to the appropriate Custodial P&I Account for remittance to the Owner of the related Mortgage Loan, unless the Master Servicer has relieved the Servicer of these responsibilities by written notification.

     14.2.2 SERVICER'S RESPONSIBILITIES. In addition to any other obligations set forth herein, upon acquisition of each REO, the Servicer shall be responsible for:

               (a) managing, maintaining and securing such REO until it is conveyed or sold;

               (b) inspecting such REO at least once every 30 days and promptly sending the Master Servicer an updated Property Inspection Report;

               (c) paying all taxes, insurance, maintenance, management and foreclosure costs relating to such REO;

               (d) submitting recommendations for listing and soliciting offers on such REO;

               (e)  marketing such REO;

               (f)  completing the sale of such REO;

               (g) depositing sales proceeds relating to such REO into the appropriate Custodial P&I Account for remittance to the Owner of the related Mortgage Loan;

               (h) where applicable, satisfying all of the Primary Mortgage Insurer's procedural requirements and filing all required forms and claims;

               (i) where applicable, depositing Primary Mortgage Insurance or Pool Insurance proceeds relating to such REO into the applicable Custodial P&I Account for remittance to the Owner of the related Mortgage Loan;

               (j) processing the conveyance of such REO to the Primary Mortgage Insurer, where applicable; and

               (k) reporting (1) all changes in status of such REO and (2) all material expenses relating to such REO to the Master Servicer on a monthly basis.

     14.2.3 NOTICE. The Servicer shall notify the Master Servicer in writing as soon as each REO is acquired.

Section 14.3   REO RECORDS AND REPORTS

     14.3.1 RECORDS RETENTION. The Servicer shall retain in its files copies of all documents, reports and invoices described in this Section.

     14.3.2 EVIDENCE OF TITLE. Evidence that title to a REO is held by the Owner of the related Mortgage Loan shall be submitted by the Servicer to the Master Servicer and, if applicable, to the Primary Mortgage Insurer and/or the Pool Insurer, within ten Business Days after marketable title to such REO has been acquired.

     14.3.3 REO EXPENSES. At the end of each month following the receipt of any invoice relating to expenses incurred in administering each REO, the Servicer shall send a report listing such expenses to the Master Servicer and, if applicable, to the Primary Mortgage Insurer and/or the Pool Insurer. The Servicer shall retain such invoices in its records and shall, by request, (i) produce any such invoices for inspection or (ii) at its own expense, provide copies of any such invoices to the Master Servicer and, if applicable, to the Primary Mortgage Insurer and/or the Pool Insurer, as directed. The foregoing expense invoices shall include, without limitation, the following:

               (a)  insurance premiums;

               (b)  real estate tax bills;

               (c)  special assessments;

               (d)  owners' association dues; and

               (e)  utility bills.

     14.3.4 REO DOCUMENTS. Promptly upon receipt, the Servicer shall send copies to the Master Servicer and, where applicable, to the respective Primary Mortgage Insurer and/or the respective Pool Insurer, of the following documents relating to each REO:

               (a) any forced placed Hazard Insurance policy or Flood Insurance policy, if applicable;

               (b)  any maintenance contracts;

               (c) any contractor bids relating to the rehabilitation of such REO pursuant to Section 14.5.3 hereof;

               (d) an updated Title Insurance policy which reflects the occurrence of foreclosure; and

               (e)  plat map or house location survey, if already available.

Section 14.4   REO MARKETING

     14.4.1 REO MARKETING EFFORTS. The Servicer shall begin efforts to market a REO as soon as marketable title is acquired by the Owner of the related Mortgage Loan.

     14.4.2 REO SALES. The Servicer shall obtain the best market price for a REO for the Owner of the related Mortgage Loan while disposing of such REO in a timely and efficient manner. Unless otherwise directed by the Master Servicer, the Servicer, acting on behalf of the Owner of the related Mortgage Loan, shall dispose or cooperate with the Owner of the related Mortgage Loan in disposing of such REO within 24 months after its acquisition by the Owner of the related Mortgage Loan. If the Servicer is otherwise unable to sell such REO, unless otherwise directed by the Master Servicer, the Servicer shall before the end of the 24-month period following the acquisition of such REO, auction such REO to the highest bidder in an auction reasonably designed to bring a fair price. The Servicer shall consult with the Master Servicer prior to holding such auction. The Servicer is eligible to bid in such an auction.

     14.4.3 PRIMARY MORTGAGE INSURANCE CONSIDERATIONS. The Servicer must ensure that any action taken with respect to the sale of a REO does not jeopardize the maximum benefits available under the related Primary Mortgage Insurance Policy, if any, with respect to the related Mortgage Loan. The Servicer must inform the related Primary

     Mortgage Insurer of any listing agreements or purchase offers that are received before the related Primary Mortgage Insurer has finalized the disposition of the claim.

     14.4.4 MASTER SERVICER INSTRUCTIONS. Where the Servicer receives instructions from the Master Servicer regarding the marketing and sale of a REO, either with respect to a specific property or generally, such instructions shall govern the Servicer's actions, notwithstanding any provision herein.

     14.4.5 POOL INSURANCE CONSIDERATIONS. The Servicer must ensure that any action taken with respect to the sale of a REO does not jeopardize the maximum benefits available under the related Pool Insurance Policy, if any, with respect to the related Mortgage Loan. The Servicer must inform the related Pool Insurer of any listing agreements or purchase offers that are received before the Primary Mortgage Insurer has finalized the disposition of the claim.

Section 14.5   REO REHABILITATION

     14.5.1 REO REHABILITATION REQUIREMENT. Unless the Master Servicer shall otherwise direct, and subject to Section 17.6.2, the Servicer must ensure that any rehabilitation work (which shall not include the cleaning of a recently acquired REO property) to any REO which is necessary to restore such REO to a marketable condition is performed and that such work is performed in a professional and workmanlike manner.

     14.5.2 MASTER SERVICER APPROVAL. The Servicer must obtain the Master Servicer's prior written approval for rehabilitation work (which shall not include the cleaning of a recently acquired REO property) when the aggregate rehabilitation expenses with regard to a REO exceeds seven thousand five hundred dollars ($7,500.00).

     14.5.3 WRITTEN CONTRACTOR BIDS. The Servicer shall solicit detailed written bids from independent contractors when the value of a contract for rehabilitation of a REO exceeds five hundred dollars ($500.00) (which shall not include the cleaning of a recently acquired REO property). Where the value of a contract exceeds five thousand dollars ($5,000.00) (which shall not include the cleaning of a recently acquired REO property), the Servicer shall receive bids from a minimum of two independent and unrelated contractors and, upon request, forward copies of such bids to the Master Servicer. Where the value of a contract exceeds fifty thousand dollars ($50,000.00) (which shall not include the cleaning of a recently acquired REO property), the Servicer shall receive bids from a minimum of three independent and unrelated contractors and, upon request, forward copies of such bids to the Master Servicer.

     14.5.4 PRIMARY MORTGAGE INSURANCE CONSIDERATIONS. If a Mortgaged Property which has become a REO and the related Mortgage Loan is covered by a policy of Primary Mortgage Insurance, the Servicer shall notify the related Primary Mortgage Insurer of such rehabilitation plans before the completion of the Primary Mortgage Insurance claim to ensure reimbursement from the Primary Mortgage Insurer. If the related Primary Mortgage Insurer elects not to reimburse all rehabilitation expenses, work should be postponed until after final disposition of the Primary Mortgage Insurance claim.

Section 14.6   REO ADMINISTRATION FAILURE.

     14.6.1 SERVICER REMOVAL. The Master Servicer may in its reasonable discretion, in the event that the Servicer's actions or omissions result in damage to any REO or a failure to sell any REO property within a reasonable time, the Master Servicer may remove the servicing of such REO from the Servicer and assume responsibility for management, control, maintenance, security, rehabilitation and disposition of such REO.

     14.6.2 SERVICER'S CONTINUING OBLIGATIONS. In the event that the Servicer is removed from servicing a REO by virtue of the provisions of
     Section 14.6.1, the Servicer, as to such REO, will nevertheless remain responsible to (a) pay when due all insurance premiums, property taxes and assessments; (b) file when due all claims for Primary Mortgage Insurance, Pool Insurance, Hazard Insurance and, if applicable, Flood Insurance benefits; and (c) fulfill any other related responsibilities required by the Master Servicer.

     14.6.3 SERVICER'S DUTY TO COMPENSATE. Whether or not a Servicer is removed from servicing with respect to a particular REO, the Servicer must compensate the Master Servicer for any damages caused as a result of the Servicer's breach of its obligation to service efficiently each REO. The Servicer acknowledges that any damages suffered as a result of the Servicer's inefficiency in managing a REO may not be quantified in advance of the Master Servicer assuming responsibility for such REO.

                                   ARTICLE 15

                                   INSURANCE


Section 15.1    GENERAL PROVISIONS

     15.1.1      INSURANCE REQUIREMENTS

     The Servicer must verify that each Mortgage Loan has the insurance coverage required pursuant to Article 15 and 16. All claims arising under Insurance Policies maintained hereunder must be settled or otherwise disposed of by the Servicer, and all such Insurance Policies must be maintained, including, without limitation, the payment of premiums on a timely basis, by the Servicer at no expense to the Owner of the related Mortgage Loan, or the Master Servicer.

     If the Insurance Proceeds paid in respect of any Mortgage Loan are not used to repair the related Mortgaged Property due to the particular circumstances of the loss, and instead such Insurance Proceeds are applied to reduce the Unpaid Principal Balance of such Mortgage Loan and such application causes the Unpaid Principal Balance of such Mortgage Loan to reduce to zero, the Servicer must treat the application of such proceeds as a Liquidation, and notify the Master Servicer of such Liquidation.

     15.1.2 UNINSURED LOSSES. The Servicer must take the following actions in the event of loss or damage to any Mortgaged Property caused by an earthquake, flood, tornado or other natural disaster immediately following, the earlier to occur of (x) its notification or discovery of such loss or damage or (y) the time at which the Servicer reasonably should have known of such loss or damage in the exercise of Prudent Servicing Practices:

               (a)  determine the extent of the losses or damages;

               (b) secure any abandoned Mortgaged Property from vandalism and the elements;

               (c) communicate with and counsel the respective Borrower on any disaster relief programs or other assistance which is available; and

               (d) notify the Master Servicer and recommend appropriate action to protect the interests of the Owner of the related Mortgage Loan and the respective Borrower.

     15.1.3 SERVICER'S OBLIGATION TO MAINTAIN INSURANCE. If the Servicer discovers that a Borrower does not have adequate insurance coverage as required pursuant to the provisions of this Article, the Servicer must obtain and maintain at its own expense the required insurance coverage on the related Mortgaged Property. The Servicer may, in its discretion, cause the required coverage to be maintained through a blanket insurance policy. Such expenses shall not be recoverable by the Servicer from the Master Servicer or the Principal or from payments on the Mortgage Loan or any other source relating to the related Mortgage Loan or the related Mortgaged Property, other than from Liquidation Proceeds or Insurance Proceeds from the related Mortgage Loan. To the extent permitted by applicable law and the related Mortgage Loan Documents, the Servicer may initiate forced placed coverage with respect to such Mortgaged Property and thereafter attempt to recover such expenses from the related Borrower.

     15.1.4 INSURANCE NOTICES. The Servicer must arrange for all insurance drafts, notices, policies, invoices, or other correspondence to be delivered directly to the Servicer. The Owner of the related Mortgage Loan, its successors and assigns, must be named as the Mortgagee, the endorsement must show the Servicer's address as shown in the following example:

          [Owner of the Mortgage Loan, its successors and assigns]
          c/o [Servicer]
          [Servicer's Address]

     15.1.5 DEFAULT BY INSURER. If the Servicer knows or has reasonable cause to suspect that an insurer under any applicable insurance policy required pursuant to the provisions of this Article will, for any reason, be unable to pay a valid claim, the Servicer shall immediately notify the Master Servicer upon receipt of such information or formulation of such belief. The Servicer shall then (i) find a substitute insurer and (ii) pay any premiums to the insurer. In any case, the Servicer shall not be liable in any way for the financial inability of any insurer under any insurance policy required herein to pay a valid claim so long as the provisions of
     Article 15 and 16 hereof are complied with.

     15.1.6 INSURANCE CARRIER RATING. Each Insurance Policy must be underwritten by an insurance carrier that is a FNMA approved Mortgage Insurer.

     15.1.7 INSURANCE CARRIER LICENSES. Each insurance carrier must be licensed or otherwise authorized by law to conduct business in each state in which a related Mortgaged Property is located.

     15.1.8 RISK EXPOSURE. If any Mortgaged Property is exposed to hazards not fully covered by Hazard Insurance or Flood Insurance, the Servicer must notify the Master Servicer immediately with a recommendation for additional coverage.

     15.1.9 EVIDENCE OF INSURANCE. (a) The Servicer must maintain the following documentation with respect to insurance coverage on each Mortgage
     Loan:

               (i) if Primary Mortgage Insurance is required, a copy of the Primary Mortgage Insurance policy and any related endorsements;

               (ii) for one- to four-unit dwellings, an original of the Hazard Insurance policy, if applicable, and any related endorsements;

               (iii) a copy of the Title Insurance policy and any related endorsements;

               (iv) For properties covered under a blanket policy, an original of any blanket policy, and any related endorsements; and

               (v) an original of any Flood Insurance policy, if Flood Insurance is required, and any related endorsements.

     (b) A certificate of insurance is acceptable in lieu of any of the foregoing policies if it contains the following information:

               (i) named insured and Mortgagee or, for PUD or Condominium Units, named insured association, unit owner and unit owner Mortgagee;

               (ii)      address of the Mortgaged Property;

               (iii)     type, amount and effective dates of coverage;

               (iv)      deductible amount;

               (v) any endorsement or optional coverage obtained and made part of the original policy;

               (vi) insurer's agreement to provide at least ten day's prior written notice to the Servicer and Borrower (or applicable unit owner Mortgagee if for a PUD or Condominium Unit) before any reduction in coverage or cancellation of the policy; and

               (vii) signature of an authorized representative of the insurer, if required by applicable law.

Section 15.2   PRIMARY MORTGAGE INSURANCE

     15.2.1 PRIMARY MORTGAGE INSURANCE REQUIREMENT. Unless Primary Mortgage Insurance coverage with respect to a Mortgage Loan has been waived in writing by the Owner of the Mortgage Loan at the time it purchases such Mortgage Loan or such Primary Mortgage Insurance is canceled as provided in
     Section 15.2.4 herein, the Servicer must maintain at all times Primary Mortgage Insurance on any Mortgage Loan with an original LTV ratio in excess of 80%.

     15.2.2 PRIMARY MORTGAGE INSURANCE COVERAGE. As to each Mortgage Loan which is required to have Primary Mortgage Insurance, pursuant to this Agreement or the related Mortgage Loan Documents, Primary Mortgage Insurance must at least provide coverage which insures against loss of that portion of the Unpaid Principal Balance of the Mortgage Loan that exceeds 75% of the Value of the Mortgaged Property. If the Mortgage Loan provides for negative amortization or for the potential of negative amortization, the Primary Mortgage Insurance policy must also insure any increase in the Unpaid Principal Balance from the original principal balance of the related Mortgage Note.

     15.2.3 PRIMARY MORTGAGE INSURER DOWNGRADING. In the event that the rating assigned by a Rating Agency to the claims paying ability of any Primary Mortgage Insurer is reduced below the level permitted under Section 15.1.6, the Servicer will use its best efforts to replace each Primary Mortgage Insurance Policy issued by such Primary Mortgage Insurer with a new Primary Mortgage Insurance policy issued by an insurer whose claims paying ability is acceptable to the Master Servicer. The premium for any replacement Primary Mortgage Insurance policy shall not exceed the premium for the discontinued Primary Mortgage Insurance policy.

     15.2.4 PRIMARY MORTGAGE INSURANCE CANCELLATION. If a Borrower requests cancellation of the Primary Mortgage Insurance policy with respect to his Mortgaged Property, the following requirements must be met:

               (a) The current LTV ratio must be 80% or less. The current LTV ratio must be calculated by dividing the Unpaid Principal Balance of the related Mortgage Loan by the Current Value of the Mortgaged Property;

               (b) The related Mortgage Loan may not have been 30 days or more delinquent within the preceding twelve months; and

               (c) There may not have been any other default under the terms of the related Mortgage Loan at any time during the preceding twelve months.

     If the foregoing requirements are met, the Servicer may request the cancellation of such Primary Mortgage Insurance policy by submitting to the Master Servicer a Request for Primary Mortgage Insurance Cancellation. If there are indications that the Current Value of the Mortgaged Property has declined, the Servicer shall obtain an Appraisal Report with respect to such Mortgaged Property that is not more than 60 days old. The expense of such an Appraisal Report shall not be borne by the Master Servicer. The Current Value of such Mortgaged Property set forth the Appraisal Report shall be used as the divisor in clause (a) hereof to determine whether the recalculated current LTV is 80% or less. If the recalculated current LTV is greater, the Primary Mortgage Insurance cancellation request will be denied. In addition, the Master Servicer may deny such a request if it determines, in its reasonable discretion, that the interests of the Owner of the related Mortgage Loan may be harmed by such cancellation.

     15.2.5 PRIMARY MORTGAGE INSURANCE CLAIMS. The Servicer must take all steps to ensure the payment of the maximum benefits payable under the terms of any Primary Mortgage Insurance policy. The Servicer must work diligently with each Primary Mortgage Insurer to determine whether such insurer will settle the claim by taking title to the Mortgaged Property in question or in some other manner. The Servicer also must notify the Master Servicer immediately in writing of any decision made by the applicable Primary Mortgage Insurer relative to a claim. Upon receipt of any Primary Mortgage Insurance proceeds, the Servicer must deposit such amounts in the appropriate Custodial P&I Account. The Servicer shall promptly notify the Master Servicer in writing if any Primary Mortgage Insurer at any time denies any or all of a claim filed under its Primary Mortgage Insurance policy.

Section 15.3   HAZARD INSURANCE

     15.3.1 HAZARD INSURANCE REQUIREMENT. Unless alternative coverage is provided pursuant to Section 16.3 hereunder, the Servicer must ensure that each Mortgaged Property is covered at all times by Hazard Insurance.

     15.3.2 HAZARD INSURANCE COVERAGE. As to each Mortgaged Property, the amount of Hazard Insurance must be at least equal to the lesser of (a) the Unpaid Principal Balance of the related Mortgage Loan or (b) 100% of the insurable value of the improvements on the Mortgaged Property; provided, however, that in no case shall the amount of Hazard Insurance be less than the amount required to fully compensate for any damage to the improvements on the Mortgaged Property on a replacement cost basis.

     15.3.3 HAZARD INSURANCE DEDUCTIBLE. Except as a greater amount may be required by an applicable law, each Hazard Insurance deductible may not exceed the lesser of (a) $1,000 or (b) one percent of the applicable amount of coverage.

     15.3.4 HAZARD INSURANCE VACANCY COVERAGE. The Servicer must ensure that each Mortgaged Property is adequately covered even when vacant and, where available, must obtain a vacancy permit endorsement.

     15.3.5 HAZARD INSURANCE MORTGAGEE PROVISIONS. Each Hazard Insurance Policy must contain or have attached a standard mortgagee clause in the form customarily used by or required by private institutional mortgage loan investors. Such clause must provide that the Hazard Insurance carrier will notify the named Mortgagee at least ten days before any reduction in coverage or cancellation of the policy. All mortgagee clauses must be properly endorsed, necessary notices of transfer must be given and any other action must be taken that is necessary in order to protect the interests of the Owner of the related Mortgage Loan, its successors and/or assigns. The standard mortgagee clause should read as follows: "Insuring [Servicer's Name], as agent for the [Owner of the Mortgage Loan], its successors and/or assigns."

Section 15.4    FLOOD INSURANCE

     15.4.1 FLOOD INSURANCE REQUIREMENT. Unless alternate coverage is provided pursuant to Section 16.6 hereunder, the Servicer must ensure that Flood Insurance is maintained at all times on Mortgaged Property that are in a special flood hazard area identified by the Secretary of HUD or the Director of the Federal Emergency Management Agency.

     15.4.2 FLOOD INSURANCE COVERAGE. As to each Mortgaged Property, the amount of Flood Insurance must be at least equal to the lesser of (a) the maximum amount available under the National Flood Insurance Program's regular program or its emergency program, (b) the Unpaid Principal Balance of the related Mortgage Loan or (c) 100% of the replacement cost of the improvements on the Mortgaged Property.

     15.4.3 FLOOD INSURANCE DEDUCTIBLE. Except as a greater amount may be required by applicable law, each Flood Insurance deductible may not exceed the lesser of (a) $1,000 or (b) one percent of the applicable amount of coverage.

Section 15.5   TITLE INSURANCE

     15.5.1 TITLE INSURANCE REQUIREMENT. Unless otherwise directed by the Master Servicer, the Servicer shall maintain at all times with respect to each Mortgage Loan and the related Mortgaged Property a Title Insurance policy in full force and effect until such Mortgage Loan is fully paid.

     15.5.2 TITLE INSURANCE COVERAGE. The Servicer shall not reduce the amount of or otherwise change the scope of the coverage under, or otherwise do or authorize any act or omission that would affect the coverage of, any Title Insurance policy, unless the Servicer has received written direction from the Master Servicer specifying the amount or amounts or scope to which the coverage is to be changed.

     15.5.3 SERVICER'S OBLIGATIONS. The Servicer shall perform and comply with all requirements and conditions of each Title Insurance policy for each Mortgage Loan and the related Mortgaged Property that are to be performed or observed by the "Insured" or obligee thereunder as a condition to maintaining and keeping it in force, or making a claim under, such Title Insurance policy. The Servicer shall be named as a payee on all Title Insurance policy loss drafts, and upon receipt thereof, the funds shall be credited to the extent of the sum of (i) the Unpaid Principal Balance of such Mortgage Loan and any interest accrued thereon, (ii) any outstanding advances thereon and (iii) any expenses owed by such Borrower which are due the Owner of such Mortgage Loan, the Master Servicer or the Servicer, whether for its own account or others, to the appropriate Custodial P&I Account and the balance of such funds, if any, shall be credited to the appropriate Custodial T&I Account.

     15.5.4 POLICY CUSTODY. The Servicer shall cause the original of such Title Insurance policy to be sent directly to the Custodian.

     15.5.5 TITLE INSURANCE CLAIMS. The Master Servicer must be notified contemporaneously with the making of any claim under the Title Insurance policy. The Servicer shall disburse the proceeds of any such settlement in accordance with the instructions and requirements of the Master Servicer.

Section 15.6   INSURANCE LOSS SETTLEMENTS

     15.6.1 SETTLEMENT APPROVAL. The approval of the Master Servicer need not be requested for disposition of insurance loss settlements where property damage is $10,000 or less, and the Servicer may disburse the loss proceeds as provided herein. The Master Servicer must be notified before disposition of any insurance loss settlement involving property damage over $10,000.

     15.6.2 SETTLEMENT DISBURSEMENTS. For each Mortgage Loan, including a Mortgage Loan secured by Mortgaged Property located in a Condominium Project or PUD, the Servicer is fully responsible for the disbursement of insurance loss settlements under each Hazard Insurance policy and each Flood Insurance policy, including but not limited to:

               (a) arranging for and authorizing the restoration and rehabilitation of the related damaged Mortgaged Property in cooperation with the Borrower;

               (b) subject to applicable law, applying the Insurance Proceeds to reduction of the Unpaid Principal Balance of such Mortgage Loan, provided that the Servicer (i) shall have determined that such proceeds are insufficient to repair and restore the related Mortgaged Property, or that the repair and restoration of such Mortgaged Property is not feasible; and (ii) shall have obtained authorization of the Master Servicer to make such application of the Insurance Proceeds;

               (c) collecting, endorsing and disbursing the Insurance Proceeds and arranging for progress inspections and payments, if necessary;

               (d) complying with all requirements of any Primary Mortgage Insurance policy pertaining to the filing of claims and the settlement of insurance losses to assure that the security of such Mortgage Loan is not impaired and that the coverage of such Primary Mortgage Insurance policy is not jeopardized or otherwise adversely affected;

               (e) assuring, through the receipt of Borrower's affidavits, repair contract copies, lien waivers and the like, that the priority of the lien of the Security Instrument is preserved, and that the Insurance Proceeds are applied to the restoration or repair of the related Mortgaged Property if not applied in payment of such Mortgage Loan;

               (f) obtain releases or waivers of liens and taking such other actions as are necessary to avoid the filing of laborers', materialmen's or mechanic's liens against the related Mortgaged Property; and

               (g) maintaining procedures and practices acceptable to the Master Servicer and in conformity with Prudent Servicing Practices for the control and disposition of insurance loss drafts.

     15.6.3 SETTLEMENT FUNDS. The Servicer shall be named as a payee on all insurance loss drafts and upon receipt thereof, the funds shall be credited to the Borrower's Insurance Proceeds balance and deposited into
     (a) where such funds will be applied to the repair and restoration of the related Mortgaged Property, one or more separate escrow accounts, so that the balance on deposit in such accounts is fully insured at all times by the FDIC through either the BIF or SAIF or (b) where such funds will not be applied to the repair and restoration of the related Mortgaged Property, the respective Custodial P&I Account.

     15.6.4 SETTLEMENT NOTICE. The Servicer shall report any such settlement to the Master Servicer on a Hazard Insurance Loss Draft Notification, together with a summary of the disposition of the proceeds.

     15.6.5 CONTINUING COVERAGE. If a letter of assurance is obtained from any insurer under a Hazard Insurance policy or a Flood Insurance policy that the insurance coverage will continue in full force and effect, the Servicer shall deposit such letter in the appropriate Servicer Mortgage Loan File.

     15.6.6 PROPERTY INSPECTIONS. The Servicer shall conduct property inspections in accordance with the milestones of the repair and rehabilitation plan for such Mortgaged Property and prepare Property Inspection Reports on any Mortgaged Property involving property damage over $15,000. The Servicer shall furnish a copy of the repair and rehabilitation plan for such Mortgaged Property to the Master Servicer upon request.

                                   ARTICLE 16

                          CONDOMINIUM AND PUD INSURANCE


Section 16.1   GENERAL PROVISIONS

     16.1.1 APPLICABILITY. The provisions of this Article pertain solely to Mortgage Loans secured by Condominium Units or PUD Units.

     16.1.2 PREMIUMS. The premiums for insurance policies required pursuant to this Article must be paid as a common expense by the Owners' Association.

     16.1.3 DEDUCTIBLE RESERVES. Funds for each of the deductibles associated with the insurance policies required pursuant to this Article must be included in the Owners' Association's reserves and must be so designated.

     16.1.4 NAME OF INSURED. The name of the insured stated under each Insurance Policy required pursuant to the provisions of this Article must be similar in form and substance to the following:

          "Association of Owners of the [Name of Condominium Project or PUD] for use and benefit of the individual Condominium or PUD Unit owners" (designated by name, if required).

     16.1.5 MORTGAGEE CLAUSE. Each insurance policy required pursuant to the provisions of this Article must contain the standard mortgagee clause endorsed to provide that any disbursements will be paid to the Owners' Association for the use and benefit of Mortgagees as their interests may appear, or otherwise endorsed to fully protect the interest of (a) the Owner of the respective Mortgage Loan and (b) the holders of a beneficial interest therein, if any.

     16.1.6 RECONSTRUCTION COVERAGE. If, with respect to a PUD or Condominium Project in which a Mortgaged Property is located, there is a construction code provision that would require changes to undamaged portions of the PUD or Condominium Project's building(s) even when only part of a building is destroyed by an insured hazard, then the Servicer must ensure that each insurance policy required by this Article contains the necessary construction code endorsements to cover this exposure.

Section 16.2   COMMON AREA MULTIPLE PERIL INSURANCE

     16.2.1 COMMON AREA MULTIPLE PERIL INSURANCE REQUIREMENT. The Servicer must ensure that the Owner's Association maintains, with respect to the PUD or Condominium Project in which a Mortgaged Property is located, a policy of Common Area Multiple Peril Insurance, with premiums being paid as a common expense. The Common Area Multiple Peril Insurance policy must at least protect against loss or damage by fire and all other hazards that are normally covered by the standard extended coverage endorsement, and all of the perils customarily covered for similar types of projects, including those covered by the standard "all risk" endorsement.

     16.2.2 COMMON AREA MULTIPLE PERIL INSURANCE COVERAGE. As to each Condominium Project or PUD in which a Mortgaged Property is located, a Common Area Multiple Peril Insurance policy must cover 100% of the current replacement cost of all of the common areas (other than the land and foundation), common elements including fixtures and building service equipment, as well as common personal property and supplies.

     16.2.3 COMMON AREA MULTIPLE PERIL INSURANCE DEDUCTIBLE. Except as a greater amount may be required by applicable law, each Common Area Multiple Peril Insurance deductible may not exceed the lesser of (a) $10,000 or (b) one percent of the applicable amount of coverage.

     16.2.4 BOILER AND MACHINERY COVERAGE. If a steam boiler is operating within the Condominium Project or PUD in which a Mortgaged Property is located, then the Servicer must ensure that boiler and machinery coverage is in force at all times. This coverage must be evidenced by the standard form of boiler and machinery endorsement. The minimum liability coverage per accident under boiler and machinery coverage must equal the insurable value of the boiler and equipment and the building housing such boiler or machinery, based upon current replacement cost, or $2 million, whichever is less.

Section 16.3   BLANKET HAZARD INSURANCE

     16.3.1 BLANKET HAZARD INSURANCE REQUIREMENT. Unless alternative coverage is provided pursuant to Section 16.3 hereunder, the Servicer must verify that each such Mortgaged Property is covered at all times by Hazard Insurance policy which provides blanket coverage for the individual units in the Condominium Project or PUD.

     16.3.2 BLANKET HAZARD INSURANCE COVERAGE. As to each Condominium Project or PUD which contains a Mortgaged Property for which its Hazard Insurance coverage is provided through a blanket policy, the amount of Hazard Insurance for a blanket policy a Condominium Project or PUD must be at least equal to the lesser of (a) the aggregate of the outstanding principal balances of all mortgage notes secured by units within the Condominium Project or PUD (including the Mortgage Notes secured by Mortgaged Properties) or (b) 100% of the replacement cost of the improvements on the Condominium Project or PUD Unit site.

     16.3.3 BLANKET HAZARD INSURANCE DEDUCTIBLE. Except as a greater amount may be required by an applicable law, each Hazard Insurance deductible for a blanket policy covering a Condominium Project or PUD may not exceed the lesser of (a) $10,000 or (b) one percent of the applicable amount of coverage.

Section 16.4   COMMON AREA COMPREHENSIVE GENERAL LIABILITY (CGL) INSURANCE

     16.4.1 COMMON AREA CGL INSURANCE REQUIREMENT. The Servicer must ensure that the Owners' Association maintains a Comprehensive General Liability Insurance policy covering all of the common areas, common elements, commercial spaces and public ways in the Condominium Project or PUD in which a Mortgaged Property is located.

     16.4.2 COMMON AREA CGL INSURANCE COVERAGE. As to each Condominium Project or PUD in which a Mortgaged Property is located, a CGL Insurance policy should provide coverage of at least $1,000,000 for personal injury, bodily injury or property damage for any single occurrence. Each CGL Insurance policy must contain a severability of interest endorsement preventing the insurer from denying the claim of a Condominium or PUD Unit owner because of negligent acts of the Owners' Association or other unit owners. Each CGL Insurance policy must include all other types of coverage and endorsements in the types and amounts required by private institutional mortgage loan investors for developments similar in construction, location and use.

Section 16.5   OWNERS' ASSOCIATION FIDELITY INSURANCE

     16.5.1 OWNERS' ASSOCIATION FIDELITY INSURANCE REQUIREMENT. The Servicer must ensure that the Owners' Association maintains a fidelity bond or insurance against dishonest and fraudulent acts on the part of directors, managers, trustees, employees or volunteers responsible for handling funds belonging to or administered by the association.

     16.5.2 OWNERS' ASSOCIATION FIDELITY INSURANCE COVERAGE. The Owners' Association fidelity bond or insurance must name the Owners' Association as the insured and must be written in an amount sufficient to provide protection at least 150% of the insured's estimated annual operating expenses and reserves. An appropriate endorsement to the policy to cover any persons who serve without remuneration must be added if the policy would not otherwise cover volunteers. Owners' Association fidelity insurance coverage must be in an amount equal to at least 3 months assessments on all units in the Condominium Project or PUD. Owners' Association fidelity insurance coverage is not required if the Condominium Project or the PUD have fewer than 20 units.

Section 16.6   BLANKET FLOOD INSURANCE

     16.6.1 BLANKET FLOOD INSURANCE REQUIREMENT. Where a Mortgaged Property is a Condominium Unit or PUD Unit and is not individually covered by a Flood Insurance policy in accordance with the provisions of Section
     15.4 hereof, the Servicer must
     verify that a Flood Insurance policy which provides blanket coverage for the individual units in the Condominium Project or PUD, is maintained at all times on Mortgaged Property that are in a special flood hazard area identified by the Secretary of HUD or the Director of the Federal Emergency Management Agency.

     16.6.2 BLANKET FLOOD INSURANCE COVERAGE. As to each Condominium Project or PUD which contains a Mortgaged Property for which its Flood Hazard Insurance coverage is provided through a blanket policy, the amount of Flood Insurance must be at least equal to the lesser of (a) the maximum amount available under the National Flood Insurance Program's regular program or the its emergency program, (b) the aggregate of the outstanding principal balances of all mortgage notes secured by units within the Condominium Project or PUD (including the Mortgage Notes secured by Mortgaged Properties), or (c) 100% of the replacement cost of the improvements on the Condominium Project or PUD Unit site.

     16.6.3 BLANKET FLOOD INSURANCE DEDUCTIBLE. Except as a greater amount may be required by applicable law, each Flood Insurance deductible for a blanket policy covering a Condominium Project or PUD may not exceed the lesser of (a) $5,000 or (b) one percent of the applicable amount of coverage.

                                   ARTICLE 17

                                    ADVANCES


Section 17.1   PRINCIPAL AND INTEREST ADVANCES

     17.1.1 P&I ADVANCE REQUIREMENT. The Servicer shall advance P&I Advances and deposit to the respective Custodial P&I Account on or before each Remittance Date an amount equal to the aggregate of the difference, if any, with respect to each Mortgage Loan, between (a) the Monthly Payment that each Borrower was required to pay to the Servicer on the immediately preceding Due Date (excluding the amount of the related Servicing Fee) and
     (b) the amount actually received with respect to the related Monthly Payment by the Servicer (excluding the amount of the related Servicing
     Fee).

     17.1.2 P&I ADVANCE LIMITATION. The Servicer is required to make P&I Advances with respect to a Mortgage Loan unless a P&I Advance is reasonably determined by the Servicer to be eventually non-recoverable from any Insurance Proceeds, Liquidation Proceeds, or the Borrower.

     17.1.3 P&I ADVANCE RECOVERY. The Servicer's P&I Advance will be recoverable from subsequent Borrower Monthly Payments, Insurance Proceeds, Liquidation Proceeds or, if the Representing Party is obligated to purchase a Mortgage Loan from its Owner, from the price paid for such Mortgage Loan.

     17.1.4 ADVANCE DURING BANKRUPTCY AND FORECLOSURE. During litigation, bankruptcy proceedings or foreclosure proceedings pertaining to any Mortgage Loan or while REO transferred to the Owner of a related Mortgage Loan through foreclosure or a deed-in-lieu of foreclosure is held by such Owner or its successors, the Servicer must continue to make monthly P&I Advances in respect of each such Mortgage Loan or REO to the respective Custodial P&I Account. Subject to the provisions of Section 17.1.2 hereof, these P&I Advances must be made until the (i) Liquidation of each Mortgage Loan subject to such proceedings or (ii) in the case of REO transferred to the Owner of Mortgage Loan through foreclosure or a deed-in-lieu of foreclosure, the Liquidation of such REO. Advances with respect to REO will be made as if the related Mortgage Loan and Mortgage Note remained in effect.

Section 17.2   FORECLOSURE ADVANCES

     17.2.1 FORECLOSURE ADVANCE REQUIREMENT. During foreclosure proceedings, the Servicer must advance from its own funds all foreclosure expenses as they occur in accordance with the terms of this Agreement. Such advances must be made by the Servicer up to the time of final disposition of the related Mortgaged Property.

     17.2.2 FORECLOSURE ADVANCE LIMITATION. The Servicer is required to make advances pursuant to Section 17.2.1 with respect to a Mortgage Loan unless the Servicer reasonably determines (i) that such foreclosure will not increase the proceeds to the Owner thereof or the beneficial owners thereof of liquidation of such Mortgage Loan after reimbursement of the Servicer for its expenses or (ii) that such expenses will be eventually non-recoverable from any Insurance Proceeds, Liquidation Proceeds or the Borrower.

     17.2.3 FORECLOSURE ADVANCE RECOVERY. If foreclosure proceedings are terminated, the Servicer must collect all legal fees and costs from the Borrower. Otherwise, the Servicer's advances for reasonable foreclosure expenses will be recoverable from Insurance Proceeds, Liquidation Proceeds or, if the Representing Party is obligated to purchase a Mortgage Loan from its Owner, from the price paid for such Mortgage Loan.

     17.2.4 FORECLOSURE ADVANCE RECORDS. All foreclosure advances by the Servicer and reimbursements to the Servicer must be clearly identifiable in the respective Custodial T & I Account.

Section 17.3   TAX & INSURANCE ADVANCES

     17.3.1 T&I ADVANCE REQUIREMENT. If a Borrower's Escrow Funds are insufficient to pay taxes or insurance premiums, the Servicer must advance from its own funds to the respective Custodial T&I Account an amount sufficient to cover the shortage and so as to assure the maintenance of a first lien position of the related Security Instrument on the related Mortgaged Property.

     17.3.2 T&I ADVANCE RECOVERY. T&I Advances may be recovered from the Borrower's subsequent monthly escrow payments, Insurance Proceeds, Liquidation Proceeds or the Borrower, but must never be recovered from scheduled principal or interest collections. The Servicer may not recover T&I Advances from another Borrower's Escrow Funds.

     17.3.3 T&I ADVANCE LIMITATION. The Servicer is required to make a T&I Advance with respect to a Mortgage Loan unless such T&I Advance is reasonably determined by the Servicer to be eventually non-recoverable from any Insurance Proceeds, Liquidation Proceeds, or the Borrower.

     17.3.4 ADVANCE DURING BANKRUPTCY AND FORECLOSURE. During litigation, bankruptcy proceedings or foreclosure proceedings pertaining to any Mortgage Loan or while REO transferred to the Owner of a related Mortgage Loan through foreclosure or a deed-in-lieu of foreclosure is held by such Owner, the Servicer must continue to make required T&I Advances in respect of each such Mortgage Loan or REO to the respective Custodial T&I Account. These T&I Advances must be made until each Mortgage Loan subject to such proceedings is liquidated or in the case of REO transferred to the Owner of the related Mortgage Loan through foreclosure or a deed-in-lieu of foreclosure is liquidated. Advances with respect to REO will be made as if the related Mortgage Loan and Mortgage Note remained in effect.

Section 17.4   NON-RECOVERABLE ADVANCES

     17.4.1 ORDINARY RECOVERY. If at any time an advance made by a Servicer hereunder is determined by the Servicer to be a Non-Recoverable Advance, then the Servicer shall be entitled to be reimbursed for such advance by withdrawing from the Custodial P&I Account an amount equal to the Non-Recoverable Advance.

     17.4.2 FINAL RECOVERY. If the amounts on deposit in the related Custodial P&I Account are insufficient to reimburse the Servicer, then prior to any distribution to the Owner of the related Mortgage Loan, the Servicer shall be entitled to reimbursement from the payments made and the proceeds received with respect to such Mortgage Loan.

     17.4.3 NON-RECOVERABLE ADVANCE DETERMINATION. To determine whether an Advance is a Non-Recoverable Advance, the Servicer shall employ a broker's price opinion, which is no more than twelve months old when so employed, of the fair market value of the Mortgaged Property related to the Mortgage Loan which is subject to such Advance, and calculate the difference between
     (a) the fair market value of such Mortgaged Property and (b) the sum of (i) a reasonable estimate of foreclosure costs which may be incurred in the foreclosure of such Mortgaged Property, and (ii) the amount of unreimbursed Advances made by the Servicer with respect to the related Mortgage Loan pursuant to the terms of this Agreement, is greater than zero. If such a difference is greater than zero, then such difference represents the maximum amount of additional Advances which the Servicer shall make before determining that any additional Advances in excess of such amount are Non-Recoverable Advances. If such difference is negative, then the magnitude of such difference is the amount of previously made unreimbursed Advances which the Servicer may now regard as Non-Recoverable Advances. The Servicer shall provide the Master Servicer with an Officer's certificate upon the determination that any Advance is a Non-Recoverable Advance.

Section 17.5   FAILURE TO ADVANCE

     17.5.1 GROUNDS FOR TERMINATION. The failure of the Servicer to advance any funds required to be advanced by the Servicer under this
     Article 17 is cause for termination of Servicer under this Agreement.

     17.5.2 SERVICER REIMBURSEMENT. To the extent the Master Servicer or the respective trustee, if any, must advance their respective funds due to the failure of the Servicer to advance as provided for in this Agreement or to remit funds to the Master Servicer Custodial Account as required by
     Section 18.3.1, the Servicer shall reimburse the advancing party for such amounts, on demand, together with all costs and expenses incurred by the advancing party, including, but not limited to, interest on the funds advanced. Such interest will be calculated at the lesser of the "prime rate" publicly announced in effect from time to time at the Reference Bank plus one percentage point and the maximum interest rate permitted by law.

Section 17.6   REHABILITATION ADVANCE

     17.6.1 REHABILITATION ADVANCE REQUIREMENT. The Servicer must advance from its own funds such amounts as are necessary to restore any damaged REO not covered by Hazard Insurance or Special Hazard Insurance in accordance with Section 14.5.

     17.6.2 REHABILITATION ADVANCE LIMITATION. The Servicer is required to make advances pursuant to Sections 17.6.1 and 14.5 with respect to a Mortgage Loan unless the Servicer reasonably determines (i) that such rehabilitation will not increase the proceeds to the Owner thereof or the beneficial owners thereof on liquidation of such Mortgage Loan after reimbursement of the Servicer for its expenses or (ii) that such expenses will be eventually non-recoverable from any Insurance Proceeds, Liquidation Proceeds or the Borrower.

     17.6.3 REHABILITATION ADVANCE RECOVERY. The Servicer's advances for reasonable rehabilitation expenses will be recoverable from Insurance Proceeds, Liquidation Proceeds, or, if the Representing Party is obligated to purchase a Mortgage Loan from its Owner, from the price paid for such Mortgage Loan.

                                   ARTICLE 18

                            REPORTING REQUIREMENTS


Section 18.1   MONTHLY ACCOUNTING REPORTS

     18.1.1 MONTHLY ACCOUNTING REPORT REQUIREMENT. With respect to any Remittance Date, the period for monthly accounting reports shall be from the first Business Day of the prior month through the last Business Day of the prior month, provided that (I) the reporting period for Prepayments in Full, Curtailments and Partial Liquidation Proceeds shall be from the Determination Date in the month of such Remittance Date, and (ii) such report shall include only (a) Monthly Payments received by the Servicer by the close of business on the Business Day preceding the Determination

     Date in the month of such Remittance Date which relate to the Due Date in such month, or in prior months to the extent not previously remitted and reported, and (b) any P&I Advances made in respect of such Monthly Payments. All monthly reports prepared by the Servicer must be complete and must be received by the Master Servicer by the eighteenth calendar day of the following month. All monthly accounting reports must show information in, and must be submitted in, a sequence according to Servicer Loan Number order.

     18.1.2 MONTHLY ACCOUNTING REPORT ELEMENTS. The Servicer shall forward to the Master Servicer a Monthly Accounting Report setting forth substantially the information required by FNMA Form 2010.

     The Servicer must also complete and forward to the Master Servicer any other form or report as provided for in this Agreement, or as reasonably requested by the Master Servicer.

     18.1.3 AUTOMATED REPORTS. The Servicer may submit to the Master Servicer for review the Servicer's automated reports which include all of the information required by the provisions of Section 18.1.2 hereof. Upon approval by the Master Servicer, the Servicer may submit approved automated reports to the Master Servicer instead of the Forms listed in Section
     18.1.2 hereof.

     18.1.4 ELECTRONIC REPORTING. With the prior written consent of the Master Servicer, all reports to be made by the Servicer to the Master Servicer may be transmitted electronically in lieu of written reporting. If the Servicer services more than one hundred Mortgage Loans for the Master Servicer, it shall arrange for electronic transmission of the required reports. Any expenses occasioned by the electronic transmission of reports shall be borne by the Servicer.

     18.1.5 MACHINE READABLE RECORDS. At the request of the Master Servicer, the Servicer will provide to the Master Servicer, in a mutually agreed machine readable format, the current names and mailing addresses of each Borrower. The Master Servicer will utilize such information solely for audit purposes, or in the event the Servicer is terminated hereunder.

Section 18.2   ACCOUNT RECONCILIATIONS

     18.2.1 RECONCILIATION PREPARATION. The Servicer shall prepare reconciliations for each Custodial P&I Account, Custodial T&I Account and Custodial Buydown Account on a monthly basis and shall forward the same to the Master Servicer upon request.

     18.2.2 ACCOUNT RECORDS. Upon request of the Master Servicer, the Servicer shall also cause the depository for each of the accounts described in Section 18.2.1 hereof to forward directly to the Master Servicer, copies of all monthly account statements for the preceding monthly reporting period.

Section 18.3   MONTHLY REMITTANCE REQUIREMENTS

     18.3.1 REMITTANCE OF FUNDS. On each Remittance Date with respect to each distinct Owner of Mortgage Loans, the Servicer shall transfer, to the extent not previously transferred as required pursuant to Section 6.1.3(e), from the funds in (or required hereunder to be in) the respective Custodial P&I Account as of the close of the Business Day immediately preceding the Determination Date in the month of such Remittance Date to the related Master Servicer Custodial Account, the following (other than any Amounts Held for Future Distribution in respect of such Remittance Date not exceeding the Threshold Amount and any amounts permitted to be retained by the Servicer or withdrawn from such account by the Servicer pursuant to the terms of this Agreement):

               (i) all payments on account of principal, including prepayments of principal (whether full or partial) and interest (other than payments of interest related to any Prepayment in Full received by the Servicer prior to the Determination Date in the month in which such prepayment occurs), and all net REO Disposition proceeds;

               (ii) all net Liquidation Proceeds, all net Partial Liquidation
                    Proceeds and Insurance Proceeds, other than any portion of Insurance Proceeds to be applied to the restoration or repair of the related Mortgaged Property or released to the Borrower in accordance with the requirements of law or Prudent Servicing Practices;

               (iii)all P&I Advances made by the Servicer;

               (iv) the Purchase Price, or portion thereof, paid for any
                    Mortgage Loans or property acquired in respect thereof repurchased or substituted by the Servicer or a Representing Party; and


               (v) all other amounts required to be deposited in the Custodial P&I Account or the Master Servicer Custodial Account pursuant to this Agreement.

     Notwithstanding Section 18.3.1, the Servicer shall be entitled to withhold and to pay to itself the applicable Servicing Fee (as adjusted pursuant to Section 7.6.1) from any payment on account of interest or other recovery (including Net REO Proceeds) as received and prior to deposit of such payments in the Master Servicer Custodial Account; PROVIDED FURTHER that with respect to any payment of interest received by the Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment that bears the same relationship to the total amount of such payment of interest as the per annum rate used to calculate the Servicing Fee, as set forth in

     Section 4.8, bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Servicing Fee with respect to such Mortgage Loan.

     18.3.2 SERVICER COMPENSATION. The Servicer shall withdraw its Servicing Fee for each Mortgage Loan net of any Month End Interest payable pursuant to Section 7.6.1 from the related Custodial P&I Account prior to the remittance of such amounts to the Master Servicer Custodial Account with all other payments received with respect to the Mortgage Loans.

                                   ARTICLE 19

                    TRANSFERS AND TERMINATION OF SERVICING


Section 19.1   TRANSFER OF SERVICING

     19.1.1 TRANSFER PROHIBITION. The Servicer may not sell or transfer its portfolio serviced hereunder without the prior written consent of the Master Servicer, which consent cannot be unreasonably withheld. Further, the Servicer may not subcontract any of its servicing duties, except as set forth in Section 11.2.1.

     19.1.2 TRANSFER REQUEST. Any request for sale or transfer of servicing will be reviewed on an individual basis. For a request to be considered, however, the transferor must submit a written request to the Master Servicer. The transferee must agree to enter into a servicing agreement with the Master Servicer substantially in the form of this Agreement and must be approved by the Master Servicer, and, if applicable, any rating agency with respect Mortgage Loans which are owned by a trust which has issued mortgage-backed securities, securitized by such Mortgage Loans, which have been rated at the request of such trust by such rating agency. The Master Servicer must receive this documentation at least 45 days prior to the requested date of transfer. The transferor will be notified in writing of the Master Servicer's approval or denial. Such transfer will be denied if the transferee does not meet the approval requirements of the Master Servicer, or any such rating agency.

     19.1.3 SERVICER LIABILITY. The transferor of servicing shall be liable to the Master Servicer, and the Owner of the related Mortgage Loans for any servicing obligation violations that occur before, during, and up to and including the day the portfolio is actually transferred. The transferee of servicing shall be liable for any breach of servicing obligations that occurs after the transfer of the servicing portfolio.



     19.1.4 MASTER SERVICER'S DETERMINATION. If the transferor and transferee disagree about liability for violations of representations and warranties and servicing requirements hereunder, the Master Servicer has the right, in its reasonable discretion, to determine which party or parties are liable for such violations.

Section 19.2   TERMINATION OF SERVICING

     19.2.1 GROUNDS FOR TERMINATION. The Owners of the related Mortgage Loans, will have the right to terminate for cause the servicing privileges of the Servicer under this Agreement, either with respect to certain Mortgage Loans serviced hereunder or with respect to all Mortgage Loans serviced hereunder in the event that (i) any of the following occur, (ii) the related Owner or the Master Servicer on its behalf has given the Servicer prior written notice of the occurrence of such event and (iii) with respect to clauses (a), (b) or (f) hereof, the Servicer has failed to cure such event within a reasonable time, which shall in all cases be no less than ninety (90) days:

               (a) the Servicer has breached any material obligation set forth or incorporated by reference in this Agreement or any Sales Agreement, including, without limitation, the Servicer's failure to maintain the requisite Fidelity Bond and Errors and Omissions Policy in the amounts specified herein;

               (b) the Servicer has made one or more false or misleading representations or warranties in this Agreement or any Sales Agreement, or in any documents relating to the foregoing agreements;

               (c) the appointment of a trustee or receiver for the Servicer or any of its property;

               (d) the execution by the Servicer of an assignment for the benefit of its creditors;

               (e) any material change in the financial status of the Servicer that, in the opinion of the Master Servicer, could materially adversely affect the Owner of the related Mortgage Loans, the Master Servicer or the Servicer's ability to service the Mortgage Loans;

               (f) the Servicer's placement on probation or suspension by a federal or state government agency, including, without limitation, FHLMC, FNMA or GNMA;

               (g) the Servicer's assignment or attempted assignment of any of its interests, rights, or obligations set forth herein without the Master Servicer's prior written consent; or

               (h) the Servicer has been terminated for cause pursuant to the terms of another servicing agreement with the Principal.

     19.2.2 OWNER NOTIFICATION. The Master Servicer shall notify the Owners of the related Mortgage Loans of the occurrence of any of the events set forth in Section 19.2.1, together with the Master Servicer's recommended course of action regarding the termination of the Servicer.

     19.2.3 SERVICER TERMINATION. Following the occurrence of any of the events set forth in Section 19.2.1, each Owner of the related Mortgage Loans may elect, at its reasonable discretion, to terminate the Servicer under this Agreement with respect to the Mortgage Loans owned by such Owner as shown on Schedule II hereof. Each such Owner shall provide a written termination notice to the Servicer.

     19.2.4 CONSEQUENCES OF TERMINATION. If this Agreement with the Servicer is terminated pursuant to Section 19.2.3 hereof, the Servicer will deliver all Servicer

     Mortgage Loan Files, in their entirety, for those Mortgage Loans serviced under this Agreement, as well as any other documents or reports held by the Servicer concerning such Mortgage Loans, to the transferee designated by the Master Servicer, which may be the Master Servicer, and will assist in the efficient and timely transfer of the servicing to such transferee. The Servicer shall not be entitled to compensation for servicing following its termination.

     19.2.5 EFFECT OF TERMINATION. In the event of the termination of this Agreement, the Servicer is not released from its obligations under this Agreement. If its servicing is terminated for cause, the Servicer must pay the expenses of the Master Servicer incurred in connection with transfer of the servicing and any actual and direct damages, including, without limitation, actual and direct damages or losses, of the Owner of the related Mortgage Loans, or the Master Servicer resulting from such termination.

     19.2.6 CUSTODIAL ACCOUNT THRESHOLD REDUCTION. In the event that any of the events specified in clauses (a) through (h) of Section 19.2.1 or in clauses (g), (h) or (i) of Section 4.2.5 occur, the Master Servicer, in its reasonable discretion, may notify the Servicer in writing that the applicable Threshold Amount has been reduced to such amount not less than $1,000 as shall be specified in such notice.

                                   ARTICLE 20

                           MISCELLANEOUS PROVISIONS


Section 20.1   AMENDMENTS

     20.1.1 UNILATERAL AUTHORITY. The Servicer acknowledges that the Master Servicer, acting on behalf of the Principal and its successors and assigns, may, upon written notice, supplement or amend the provisions of this Agreement from time to time, without the need to obtain the Servicer's consent to (a) correct ambiguous or erroneous provisions in this Agreement;
     (b) make changes necessary or helpful to maintain compliance with applicable law; (c) conform to evolving industry standards regarding the servicing of residential mortgage loans generally; or (d) make such other modifications or amendments thereto, which the Master Servicer deems advisable, provided that no such modification or amendment shall have a material adverse impact so as to materially increase the obligations of, or to materially decrease the benefits to, the Servicer.

     20.1.2 CONSENSUAL AMENDMENT. Except as provided for in Section 20.1.1 hereof, the Master Servicer, acting on behalf of the Principal and its successors and assigns, must obtain the written consent of the Servicer to any amendment hereto that would either increase materially the obligations of the Servicer or decrease materially the benefits to the Servicer.

     20.1.3 OWNER NOTIFICATION. The Owners of the related Mortgage Loans shall be provided with notice of the substance of any amendments or modifications made to this Servicing Agreement pursuant to the provisions of this Section 20.1.

     20.1.4 OWNER DISAPPROVAL. With regard to any proposed modification or amendment to this Agreement which shall have a material adverse impact upon the beneficial rights enjoyed hereunder by an Owner of the related Mortgage Loans, each such Owner shall receive written notice of the substance of any proposed amendments or modifications at least ten business days prior to the proposed date of enactment of such amendment or modification which shall also state therein the proposed date of enactment. If a majority vote of the Owners so materially adversely affected, with the vote of each such Owner weighted in proportion to the aggregate of the Unpaid Principal Balance of Mortgage Loans serviced hereunder for such Owner, notify the Master Servicer in writing, prior to the proposed date of enactment, of their opposition to the adoption of such an amendment or modifications, the Master Servicer shall not proceed with such modification or amendment.

Section 20.2   GENERAL CONSTRUCTION

     20.2.1 BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     20.2.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous servicing agreements, understandings, inducements and conditions, expressed or implied, oral or written, of any nature whatsoever with respect to the subject matter thereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     20.2.3 GOVERNING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by, construed, interpreted and enforced in accordance with the laws of the State of New York, notwithstanding any New York or other choice-of-law rules to the contrary.

     20.2.4 INDULGENCES NOT WAIVERS. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege, with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     20.2.5 TITLES NOT TO AFFECT INTERPRETATION. The titles of the articles and sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

     20.2.6 PROVISIONS SEVERABLE. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     20.2.7 SERVICER AN INDEPENDENT CONTRACTOR. All services, duties and responsibilities of the Servicer under this Agreement shall be performed and carried out by the Servicer as an independent contractor, and none of the provisions of this Agreement shall be deemed to make, authorize or appoint the Servicer as agent or representative of any Owner of any Mortgage Loans, of the Principal, or of the Master Servicer.

     20.2.8 THIRD PARTY BENEFICIARY. The parties agree that the Master Servicer and any Owner are intended third party beneficiaries of the representations, warranties, covenants and agreements of the Servicer set forth in this Agreement. The Master Servicer shall have full authorization to enforce directly against the Servicer any of the obligations of the Servicer provided for herein.

     20.2.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date set forth above.

                              NORWEST MORTGAGE, INC.

                              as Servicer



                              By:  ____________________________________________
                              Name:
                              Title:  Vice President


                              NORWEST BANK MINNESOTA;
                                 NATIONAL ASSOCIATION

                              as Principal



                              By:  ____________________________________________
                              Name:
                              Title:  Vice President

                            SCHEDULE I

                      MORTGAGE LOAN SCHEDULE


                                     CUT-OFF DATE
                    CUT-OFF DATE       REGARDING
                       UNPAID      INITIAL COVERAGE
MASTER SERVICER      PRINCIPAL         UNDER THIS      SERVICING FEE
  LOAN NUMBER         BALANCE         AGREEMENT         PERCENTAGE
- ---------------    ------------    ----------------    --------------

                           SCHEDULE II

              LIST OF OWNERS OF THE MORTGAGE LOANS


                                                     CUT-OFF
                                                     DATE RELATING
MASTER SERVICERS            OWNER'S                  TO OWNER'S
LOAN NUMBER                 OWNER ADDRESS            ACQUISITION
- ----------------            -------------            --------------

                            EXHIBIT A

             NOTIFICATION OF SALE OF MORTGAGE LOANS
            RE:  NORWEST MORTGAGE LOAN POOL 199  - W

     For the purpose of the registration of the transfer of ownership of the mortgage loans set forth below (the "Mortgage Loans") pursuant to Section 2.4.2 of the Servicing Agreement, dated March 1, 1996, between Norwest Bank Minnesota National Association and Norwest Mortgage, Inc. (the "Servicing Agreement"), the
Current Owner,                            , hereby notifies the Master Servicer
of its sale of the Mortgage Loans to the indicated New Owner. The right to register a transfer of ownership of the Mortgage Loans under Section 2.4.1 of the Servicing Agreement is subject at any time to certain numerical limits regarding the number of simultaneous Owners of Mortgage Loans for a given mortgage loan pool. Please contact, [Bond Administration], Norwest Bank Minnesota National Association at [NUMBER] or by facsimile at [NUMBER] regarding the status of such numerical limits with respect to any particular mortgage loan pool. If the transfer of ownership of the Mortgage Loans is registered, the Master Servicer will effect payments to the New Owner following the related Cut-Off Date. The New Owner agrees to provide the same notification to the Master Servicer for subsequent sales of the Mortgage Loans.

     Attached hereto are incumbency certificates of the Current Owner and the New Owner which indicate the signatory authority of the parties executing this notification.

     This notification, dated this ____ day of ______ , ______ , has been agreed to by the following parties.



________________________           ________________________
Current Owner                      New Owner


By:_____________________           By:_____________________
Name:                              Name:
Title:                             Title:


                                        CUT-OFF
                            NEW         DATE RELATING
MASTER SERVICER    NEW      OWNER'S     TO NEW OWNER'S
LOAN NUMBER        OWNER    ADDRESS     ACQUISITION
- ---------------    -----    --------    --------------